$50,000,000

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                   dated as of

                                 August 31, 1999

                                      among

                        SED INTERNATIONAL HOLDINGS, INC.

                                       AND

                             SED INTERNATIONAL, INC.

                                  as Borrowers,

                                       AND

                              WACHOVIA BANK, N.A.,

                                    as Agent

                                TABLE OF CONTENTS

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT


Page

ARTICLE I

      DEFINITIONS............................................................1

SECTION 1.01. Definitions....................................................1

SECTION 1.02. Accounting Terms and Determinations...........................26

SECTION 1.03. References....................................................26

SECTION 1.04. Use of Defined Terms..........................................26

SECTION 1.05. Terminology...................................................27

ARTICLE II

      THE CREDITS...........................................................27

SECTION 2.01. Commitments to Lend Syndicated Loans..........................27

SECTION 2.02. Method of Borrowing...........................................29

SECTION 2.03. Notes.........................................................32

SECTION 2.04. Maturity of Loans.............................................32

SECTION 2.05. Interest Rates................................................33

SECTION 2.06. Fees..........................................................35

SECTION 2.07. Optional Termination or Reduction of

                  Commitments...............................................35

SECTION 2.08. Mandatory Termination or Reduction of

                  Commitments...............................................35

SECTION 2.09. Optional Prepayments..........................................35



                                       (i)

SECTION 2.10. Mandatory Prepayments.........................................36

SECTION 2.12. General Provisions as to Payments.............................36

SECTION 2.13. Computation of Interest and Fees..............................38

ARTICLE III

      LETTER OF CREDIT FACILITY.............................................39

SECTION 3.01. Obligation to Issue...........................................39

SECTION 3.02. Types and Amounts.............................................39

SECTION 3.03. Conditions....................................................39

SECTION 3.04. Issuance of Letters of Credit.................................40
      (a) Request for Issuance..............................................40
      (b) Issuance; Notice of Issuance......................................40
      (c) No Extension or Amendment.........................................41

SECTION 3.05. Reimbursement Obligations; Duties of the

                  Issuing Bank..............................................41
      (a)   Reimbursement...................................................41
      (b) Duties of the Agent...............................................42

SECTION 3.06. Participations................................................42
      (a) Purchase of Participations........................................42
      (b) Sharing of Letter of Credit Payments..............................42
      (c) Sharing of Reimbursement Obligation Payments......................43
      (d) Documentation.....................................................43
      (e) Obligations Irrevocable...........................................43

SECTION 3.07. Payment of Reimbursement Obligations..........................44
      (a) Payments to Issuing Bank..........................................44
      (b)   Recovery or Avoidance of Payments...............................45

SECTION 3.08. Compensation for Letters of Credit and Agent
                  Reporting Requirements....................................46

      (a)   Letter of Credit Fees and Fronting Fees.........................46
      (b)   Agent Charges...................................................46

SECTION 3.09. Indemnification; Exoneration..................................46
      (a)   Indemnification.................................................46
      (b)   Assumption of Risk by Borrowers.................................47

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                                      (ii)


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      (c)   Exoneration.....................................................47

SECTION 3.10. Credit Yield Protection; Capital Adequacy.....................47

ARTICLE IV

      CONDITIONS TO BORROWINGS..............................................50

SECTION 4.01. Conditions to Closing.........................................50

SECTION 4.02. Conditions to All Borrowings..................................52

ARTICLE V

      REPRESENTATIONS AND WARRANTIES........................................53

SECTION 5.01. Corporate Existence and Power.................................53

SECTION 5.02. Corporate and Governmental Authorization;

                  No Contravention..........................................53

SECTION 5.03. Binding Effect................................................54

SECTION 5.04. Financial Information.........................................54

SECTION 5.05. No Litigation.................................................54

SECTION 5.06. Compliance with ERISA.........................................55

SECTION 5.07. Compliance with Laws; Payment of Taxes........................55

SECTION 5.08. Subsidiaries..................................................55

SECTION 5.09. Investment Company Act........................................56

SECTION 5.10. Public Utility Holding Company Act............................56

SECTION 5.11. Ownership of Property; Liens..................................56

SECTION 5.12. No Default....................................................56

SECTION 5.13. Full Disclosure...............................................56

SECTION 5.14. Environmental Matters.........................................56

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                                      (iii)


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SECTION 5.15. Capital Stock.................................................57

SECTION 5.16. Margin Stock..................................................57

SECTION 5.17. Insolvency....................................................58

SECTION 5.18. Y2K Plan......................................................58

ARTICLE VI

      COVENANTS.............................................................59

SECTION 6.01. Information...................................................59

SECTION 6.02. Inspection of Property, Books and Records.....................62

SECTION 6.03. Maintenance of Existence and Management.......................62

SECTION 6.04. Dissolution...................................................62

SECTION 6.05. Consolidations, Mergers and Sales of Assets...................63

SECTION 6.06. Use of Proceeds...............................................63

SECTION 6.07. Compliance with Laws; Payment of Taxes........................64

SECTION 6.08. Insurance.....................................................64

SECTION 6.09. Change in Fiscal Year.........................................64

SECTION 6.10. Maintenance of Property.......................................65

SECTION 6.11. Environmental Notices.........................................65

SECTION 6.12. Environmental Matters.........................................65

SECTION 6.13. Environmental Release.........................................65

SECTION 6.14. Transactions with Affiliates..................................65

SECTION 6.15. Restricted Payments...........................................66

SECTION 6.16. Loans or Advances.............................................66

SECTION 6.17. Investments...................................................66

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SECTION 6.18. Negative Pledge...............................................66

SECTION 6.19. Restrictions on Ability of Subsidiaries

                  to Pay Dividends..........................................68

SECTION 6.20. Leverage Ratio................................................68

SECTION 6.21. Fixed Charge Coverage.........................................68

SECTION 6.22. Current Ratio.................................................68

SECTION 6.23. Minimum Profitability.........................................69

SECTION 6.24. Minimum Consolidated Tangible Net Worth.......................69

SECTION 6.25. Distributor Agreements........................................69

SECTION 6.26. Accounts Receivable...........................................69

SECTION 6.27. Inventory.....................................................70

SECTION 6.28. Additional Debt...............................................70

SECTION 6.29. Post-Closing Matters..........................................71

SECTION 6.30. Y2K Compliance................................................71

ARTICLE VII

      DEFAULTS..............................................................71

SECTION 7.01. Events of Default.............................................71

SECTION 7.02. Notice of Default.............................................75

ARTICLE VIII

      THE AGENT.............................................................75

SECTION 8.01. Appointment; Powers and Immunities............................75

SECTION 8.02. Reliance by Agent.............................................76

SECTION 8.03. Defaults......................................................77

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




SECTION 8.04. Rights of Agent and its Affiliates as a Bank..................77

SECTION 8.05. Indemnification...............................................78

SECTION 8.06  Consequential Damages.........................................78

SECTION 8.07. Payee of Note Treated as Owner................................78

SECTION 8.08. Nonreliance on Agent and Other Banks..........................79

SECTION 8.09. Failure to Act................................................79

SECTION 8.10. Resignation or Removal of Agent...............................79

ARTICLE IX

      CHANGE IN CIRCUMSTANCES; COMPENSATION.................................80

SECTION 9.01. Basis for Determining Interest Rate

                  Inadequate or Unfair......................................80

SECTION 9.02. Illegality....................................................81

SECTION 9.03. Increased Cost and Reduced Return.............................81

SECTION 9.04. Base Rate Loans or Other Euro-Dollar Loans

                  Substituted for Affected Euro-Dollar Loans................83

SECTION 9.05. Compensation..................................................83

ARTICLE X

      MISCELLANEOUS.........................................................84

SECTION 10.01. Notices......................................................84

SECTION 10.02. No Waivers...................................................85

SECTION 10.03. Expenses; Documentary Taxes..................................85

SECTION 10.04. Indemnification..............................................85

SECTION 10.05. Setoff; Sharing of Setoffs...................................86

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



SECTION 10.06. Amendments and Waivers.......................................87

SECTION 10.07. No Margin Stock Collateral...................................88

SECTION 10.08. Successors and Assigns.......................................88

SECTION 10.09. Confidentiality..............................................91

SECTION 10.10. Representation by Banks......................................92

SECTION 10.11. Obligations Several..........................................92

SECTION 10.12. Georgia Law..................................................92

SECTION 10.13. Severability.................................................92

SECTION 10.14. Interest.....................................................92

SECTION 10.15. Interpretation...............................................94

SECTION 10.16. Waiver of Jury Trial; Consent to Jurisdiction................94

SECTION 10.17. Counterparts.................................................94

SECTION 10.18. Source of Funds -- ERISA.....................................94

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




EXHIBIT A-1       Form of Syndicated Loan Note

EXHIBIT A-2       Form of Swing Loan Note

EXHIBIT B         Form of Opinion of Special Counsel for the

                  Borrowers

EXHIBIT C         Form of Opinion of Special Counsel for the Agent

EXHIBIT D         Form of Assignment and Acceptance

EXHIBIT E         Form of Notice of Borrowing

EXHIBIT F         Form of Borrowing Base Certificate

EXHIBIT G         Form of Notice of Letter of Credit

EXHIBIT H         Form of Compliance Certificate

EXHIBIT I         Form of Closing Certificate

EXHIBIT J         Form of Officer's Certificate

EXHIBIT K         Form of Landlord Agreement

EXHIBIT L         Form of Telephone Instruction Letter

EXHIBIT M         Form of Security Agreement

EXHIBIT N         Form of FINOVA Intercreditor Agreement

EXHIBIT O         Form of Subsidiary Guaranty

Schedule 5.08     Subsidiaries

Schedule 6.28     Debt

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                                     (viii)

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

            SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 31, 1999 among SED INTERNATIONAL HOLDINGS, INC. and SED INTERNATIONAL, INC., jointly and severally, and the BANKS listed on the signature pages hereof and WACHOVIA BANK, N.A., as Agent. This Agreement amends, restates and supersedes that certain Amended and Restated Credit Agreement dated as of August 13, 1997 (the "Existing Credit Agreement"), among the parties to this Agreement.

            The parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            SECTION 1.01. Definitions. The terms as defined in this Section
1.01 shall, for all purposes of this Agreement and any amendment hereto (except as herein otherwise expressly provided or unless the context otherwise requires), have the meanings set forth herein:

            "Account Debtor" means the person who is obligated on any of the Accounts Receivable or otherwise is obligated as a purchaser or lessee of any of the Inventory.

            "Accounts Receivable" means all rights of either Borrower to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, including, without limitation, all accounts, instruments, chattel paper and general intangibles, all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, whether now owned or hereafter acquired or arising.

            "Adjusted London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

            "Affiliate" of any relevant Person means (i) any Person that directly, or indirectly through one or more intermediaries, controls the relevant Person (a "Controlling Person"), (ii) any Person (other than the relevant Person or a Subsidiary of the relevant Person) which is controlled by or is under common control with a Controlling Person, or (iii) any Person (other than a Subsidiary of the relevant Person) of which the relevant

Person owns, directly or indirectly, 20% or more of the common stock or equivalent equity interests. As used herein, the term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            "Agent" means Wachovia Bank, N.A., a national banking association organized under the laws of the United States of America, in its capacity as agent for the Banks hereunder, and its successors and permitted assigns in such capacity.

            "Agreement" means this Second Amended and Restated Credit Agreement, together with all amendments and supplements hereto.

            "Aggregate Commitments" means, at any time, the aggregate amount of Commitments of all of the Banks.

            "Aggregate Principal Amount Outstanding" means, at any time, the sum of (i) the aggregate outstanding principal amount of the Syndicated Loans to both Borrowers, (ii) the aggregate outstanding principal amount of the Swing Loans to both Borrowers and (iii) the aggregate outstanding principal amount of the Letter of Credit Obligations with respect to both Borrowers.

            "Aggregate Unused Commitments" means at any date, an amount equal to the Aggregate Commitments less the Aggregate Principal Amount Outstanding (but without giving effect to any outstanding Swing Loans).

            "Applicable Margin" has the meaning set forth in
Section 2.05(a).

            "Assignee" has the meaning set forth in Section
10.08(c).

            "Assignment and Acceptance" means an Assignment and Acceptance executed in accordance with Section 10.08(c) in the form attached hereto as Exhibit D.

            "Assignment of Claims Acts" means The Assignment of
Claims Act of 1940, as may be amended from time to time, and any Federal, State, county or municipal statute, regulation, ordinance, constitution or charter, now or hereafter existing, similar in effect thereto, as determined by the Agent in its sole discretion.

            "Authority" has the meaning set forth in Section 9.02.

            "Availability" means the amount of Loans which the Borrowers are entitled to borrow at any time pursuant to Section 2.01.

            "Bank" means each bank listed on the signature pages hereof as having a Commitment, and its successors and assigns.

            "Base Rate" means for any Base Rate Loan for any day, the rate per annum equal to the higher as of such day of (i) the Prime Rate, or (ii) one-half of one percent above the Federal Funds Rate. For purposes of determining the Base Rate for any day, changes in the Prime Rate or the Federal Funds Rate shall be effective on the date of each such change.

            "Base Rate Loan" means a Loan which bears or is to bear interest at a rate based upon the Base Rate, and is to be made as a Base Rate Loan pursuant to the applicable Notice of Borrowing, Section 2.02(f), or Article IX, as applicable.

            "Borrower" means, both individually and collectively, as the context shall require, SEDH and SEDI, and their respective successors and permitted assigns, as joint and several primary obligors with respect to the principal of and interest on all Loans and Letter of Credit Obligations, all yield protection, compensation and indemnification obligations, and all fees, costs, expenses and other amounts payable hereunder.

            "Borrowing" means a borrowing hereunder consisting of Loans made to either Borrower (i) at the same time by all of the Banks, in the case of a Syndicated Loan, or (ii) separately by Wachovia, in the case of a Swing Borrowing, in each case pursuant to Article II. A Borrowing is a "Syndicated Borrowing" if such Loans are made pursuant to Section 2.01(a), (c) or (d), or a "Swing Borrowing" if such Loans are made pursuant to Section 2.01(b). A Borrowing is a "Base Rate Borrowing" if such Loans are Base Rate Loans, or a "Euro-Dollar Borrowing" if such Loans are Euro-Dollar Loans.

            "Borrowing Base" means the following sum:

            (i) (A) an amount equal to 75% (or such greater or lesser percentage which the Agent shall establish by written notice to the Borrowers in its good faith discretion) of the face dollar amount of Eligible Accounts as at the date of determination,

                        PLUS

                        (B) an amount equal to the lesser of

                                    (x) 40% (or such greater or lesser
                              percentage which the Agent shall establish by written notice to the Borrowers in its good faith discretion) of the dollar amount of the Eligible Inventory, valued at the lower of its FIFO ("first-in, first-out") cost or market value, as at the date of determination, and

                                    (y) the lesser of

                                          (1) 50% of the Aggregate
                                          Commitments, and

                                          (2) the amount of clause (i)(A) of
                                          this definition,

            MINUS

            (ii)        (A)   the FINOVA Reserve,

                        PLUS

                        (B) any additional reserve determined by the Agent, in
                  its sole discretion, as the Agent deems necessary as security for payment of the Obligations.

            "Borrowing Base Certificate" has the meaning given it in Section 6.01(f).

            "Borrowing Base Reporting Date" means each date the Borrowers deliver Borrowing Base Certificates to the Agent.

            "Capital Stock" means any nonredeemable capital stock of either Borrower or any Consolidated Subsidiary (to the extent issued to a Person other than such Borrower), whether common or preferred.

            "CERCLA" means the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. ss. 9601 et. seq. and its implementing regulations and amendments.

            "CERCLIS" means the Comprehensive Environmental
Response Compensation and Liability Inventory System established pursuant to CERCLA.

            "Change of Law" shall have the meaning set forth in
Section 9.02.

            "Closing Certificate" has the meaning set forth in
Section 4.01(e).

            "Closing Date" means August 31, 1999.

            "Code" means the Internal Revenue Code of 1986, as amended, or any successor Federal tax code.

            "Collateral" has the meaning set forth in each Security Agreement.

            "Commitment" means, with respect to each Bank, (i) the amount set forth opposite the name of such Bank on the signature pages hereof, and (ii)as to any Bank which enters into any Assignment and Acceptance (whether as transferor Bank or as Assignee thereunder), the amount of such Bank's Commitment after giving effect to such Assignment and Acceptance, in each case as such amount may be reduced from time to time pursuant to Sections 2.07 and 2.09.

            "Compliance Certificate" has the meaning set forth in
Section 6.01(c).

            "Compliance Reporting Date" means each date the Borrowers deliver Compliance Certificates to the Agent.

            "Consolidated Debt" means at any date the Debt of the Borrowers and the Consolidated Subsidiaries, determined on a consolidated basis as of such date.

            "Consolidated Fixed Charges" for any period means the sum of (i) Consolidated Interest Expense for such period, and (ii) all payment obligations of the Borrowers and the Consolidated Subsidiaries for such period under all operating leases and rental agreements.

            "Consolidated Interest Expense" for any period means interest, whether expensed or capitalized, in respect of Debt of the Borrowers or any of its Consolidated Subsidiaries outstanding during such period.

            "Consolidated Net Income" means, for any period, the Net Income of the Borrowers and the Consolidated Subsidiaries determined on a consolidated basis, but excluding (i) extraordinary items, (ii) gains or losses on sales of assets, and (iii) any equity interests of the Borrowers or any Subsidiary in the unremitted earnings of any Person that is not a Subsidiary.

            "Consolidated Operating Profits" means, for any period, the Operating Profits of the Borrowers and the Consolidated Subsidiaries.

            "Consolidated Subsidiary" means at any date any Subsidiary or other entity the accounts of which, in accordance with GAAP, would be consolidated with those of either Borrower in its consolidated financial statements as of such date.

            "Consolidated Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of the value, as set forth or reflected on the most recent consolidated balance sheet of the Borrowers and the Consolidated Subsidiaries, prepared in accordance with GAAP, of:

                  (A) Any surplus resulting from any write-up of assets subsequent to December 31, 1998;

                  (B) All assets which would be treated as intangible assets for balance sheet presentation purposes under GAAP, including without limitation goodwill (whether representing the excess of cost over book value of assets acquired, or otherwise), trademarks, tradenames, copyrights, patents and technologies, and unamortized debt discount and expense;

                  (C) To the extent not included in (B) of this definition, any amount at which shares of Capital Stock of the Borrowers appear as an asset on the balance sheet of the Borrowers and the Consolidated Subsidiaries;

                  (D) Loans or advances to stockholders, directors, officers or employees; and

                  (E) To the extent not included in (B) of this definition, deferred expenses.

            "Consolidated Total Assets" means, at any time, the total assets of the Borrowers and the Consolidated Subsidiaries, determined on a consolidated basis, as set forth or reflected on the most recent consolidated balance sheet of the Borrowers and the Consolidated Subsidiaries, prepared in accordance with GAAP.

            "Controlled Group" means all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with either Borrower, are treated as a single employer under Section 414 of the Code.

            "Current Ratio" means, at any time of any determination thereof, the ratio of (a) the amount of all Accounts Receivable plus Inventory to (b) the amount of all accounts payable plus the outstanding balance of all Loans and Letter of Credit Obligations plus the FINOVA Indebtedness. Accounts Receivable and Inventory, for the purposes of this definition, shall be valued as set forth in the definitions of "Eligible Accounts" and "Eligible Inventory".

            "Debt" of a Person means all liabilities, obligations and indebtedness of such Person, of any kind or nature, whether now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, and whether primary, secondary, direct, contingent, fixed or otherwise, including, without in any way limiting the generality of the foregoing: (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under capital leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance, (vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid or to be paid under a letter of credit or similar instrument, (viii) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), (x) all Debt of others Guaranteed by such Person, (xi) all accrued pension fund and other employee benefit plan obligations and liabilities, (xii) deferred taxes, and
(xiii) all other liabilities of such Person, including, but not limited to trade payables and other monetized commercial obligations.

            "Default" means any condition or event which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

            "Default Rate" means, with respect to any Loan, on any day, the sum of 2% plus the then highest interest rate (including the Applicable Margin) which may be applicable to any Loans hereunder (irrespective of whether any such type of Loans are actually outstanding hereunder).

            "Distributor Agreements" means any agreement between a manufacturer or producer of electronics hardware or software and either of the Borrowers pursuant to which such Borrower purchases electronics hardware or software and acts as the distributor for the manufacturer or producer thereof, in each case as any of the foregoing may be extended, renewed, amended, supplemented or replaced from time to time.

            "Dollars" or "$" means dollars in lawful currency of the United States of America.

            "Domestic Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in Georgia are authorized by law to close.

            "Domestic Subsidiary" means each of (i) SED Miami, (ii) SED Retail, and (iii) SED E-Store.

            "EBITDA" means for any period the sum of (i) Consolidated Net Income, (ii) taxes on income, (iii) Consolidated Interest Expense, (iv) depreciation expense, and (v) amortization expense, all determined with respect to the Borrowers and the Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP.

            "EBILTDA" means for any period the sum of (i) Consolidated Net Income, (ii) taxes on income, (iii) Consolidated Interest Expense, (iv) depreciation expense, (v) amortization expense, and (vi) all payment obligations for such period under all operating leases and rental agreements, all determined with respect to the Borrowers and the Consolidated Subsidiaries on a consolidated basis for such period and in accordance with GAAP.

            "Eligible Accounts" means that portion of the Accounts Receivable consisting of accounts actually owing to either Borrower by its Account Debtors subject to no counterclaim, defense, setoff or deduction, excluding, however, any account:

(i) with respect to which any portion thereof is more than 60 days past due or 90 days past invoice date; (ii) which is owing by any Account Debtor affiliated with either Borrower or with any of its shareholders, directors or officers, as determined by the Agent in its sole discretion; (iii) which is owing by any Account Debtor having 50% or more in face value of its then existing accounts with either Borrower ineligible hereunder; (iv) the assignment of which is subject to any requirements set forth in any Assignment of Claims Acts, unless such requirements have been satisfied in all respects; (v) which is owing by any Account Debtor whose accounts, in face amount, with either Borrower exceed 10% of such Borrower's total accounts, but only to the extent of such excess; (vi) which is owing by an Account Debtor located outside the United States, unless it is (x) secured by an irrevocable letter of credit, which letter of credit shall have been confirmed by a financial institution acceptable to the Agent and shall be in form and substance acceptable to the Agent and pledged to the Agent, and (y) payable in full in United States dollars; (vii) is at any time not subject to the first priority security interest of the Agent under the Security Agreements; (viii) is subject to any Lien (other than in favor of the Agent), including, without limitation, any Lien under any of the Distributor Agreements (except to the extent permitted under any Lien Subordination Agreement) or otherwise; (ix) is subject to a contra account; (x) which arises from the sale of Special Inventory; and/or (xi) which has otherwise been determined by the Agent in its reasonable credit judgment not to be eligible for the purposes hereof.

            "Eligible Inventory" means that portion of the Inventory consisting of inventory located in the United States of America and in the possession and control of either Borrower which (i) is located on real property owned by either Borrower or on leased property with respect to which such landlord has executed and delivered to the Agent a Landlord Agreement and which was the subject of an invoice to such Borrower from the seller thereof dated not more than 90 days prior to the date of determination; (ii) was manufactured not more than 365 days prior to the date of determination; (iii) is at all times subject to the first priority security interest of the Agent under the Security Agreements and is not subject to any other Lien, including, without limitation, any Lien under any of the Distributor Agreements (except to the extent permitted under any Lien Subordination Agreement), the Liens against the FINOVA Collateral (defined in the FINOVA Intercreditor Agreement) or otherwise; (iv) is in good and saleable condition; (v) is not on consignment from any distributor; (vi) does not constitute returned, repossessed, damaged or slow-moving goods; (vii) conforms in all respects to the warranties and representations set forth herein and in each Security Agreement; (viii) is not subject to a negotiable document of title (unless issued or endorsed to the Agent); (ix) is not subject to any license or other agreement that limits or restricts either Borrower's or the Agent's right to sell or otherwise dispose of such inventory; (x) does not consist of Special Inventory; and (xi) has otherwise been determined by the Agent in its reasonable credit judgment not to be ineligible for the purposes hereof.

            "Environmental Authority" means any foreign, federal, state, local or regional government that exercises any form of jurisdiction or authority under any Environmental Requirement.

            "Environmental Authorizations" means all licenses, permits, orders, approvals, notices, registrations or other legal prerequisites for conducting the business of either Borrower or any Subsidiary required by any Environmental Requirement.

            "Environmental Judgments and Orders" means all judgments, decrees or orders arising from or in any way associated with any Environmental Requirements, whether or not entered upon consent, or written agreements with an Environmental Authority or other entity arising from or in any way associated with any Environmental Requirement, whether or not incorporated in a judgment, decree or order.

            "Environmental Liabilities" means any liabilities, whether accrued, contingent or otherwise, arising from and in any way associated with any Environmental Requirements.

            "Environmental Notices" means notice from any Environmental Authority or by any other person or entity, of possible or alleged noncompliance with or liability under any Environmental Requirement, including without limitation any complaints, citations, demands or requests from any Environmental Authority or from any other person or entity for correction of any violation of any Environmental Requirement or any investigations concerning any violation of any Environmental Requirement.

            "Environmental Proceedings" means any judicial or administrative proceedings arising from or in any way associated with any Environmental Requirement.

            "Environmental Releases" means releases as defined in CERCLA or under any applicable state or local environmental law or regulation.

            "Environmental Requirements" means any legal requirement relating to health, safety or the environment and applicable to either Borrower, any Subsidiary or the Properties, including but not limited to any such requirement under CERCLA or similar state legislation and all federal, state and local laws, ordinances, regulations, orders, writs, decrees and common law.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor law. Any reference to any provision of ERISA shall also be deemed to be a reference to any successor provision or provisions thereof.

            "Euro-Dollar Business Day" means any Domestic Business Day on which dealings in Dollar deposits are carried out in the London interbank market.

            "Euro-Dollar Loan" means a Loan which bears or is to bear interest at a rate based upon the London Interbank Offered Rate and to be made as a Euro-Dollar Loan pursuant to the applicable Notice of Borrowing.

            "Euro-Dollar Reserve Percentage" has the meaning set forth in Section 2.05(c).

            "Event of Default" has the meaning set forth in Section 7.01.

            "Federal Funds Rate" means, for any day, the rate per annum (rounded upward, if necessary, to the next higher 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Domestic Business Day next succeeding such day, provided that (i) if the day for which such rate is to be determined is not a Domestic Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Domestic Business Day as so published on the next succeeding Domestic Business Day, and
(ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Agent on such day on such transactions, as determined by the Agent.

            "FINOVA Indebtedness" means, without duplication, all Debt and other liabilities which the Borrowers and their Subsidiaries owe to FINOVA Capital Corporation.

            "FINOVA Intercreditor Agreement" means that certain Intercreditor Agreement among the Agent, SEDI, and FINOVA Capital Corporation dated as of even date with this Agreement, satisfactory to the Agent in all respects and substantially in the form of EXHIBIT N.

            "FINOVA Reserve" means (i) as of the date of this Agreement, $15,000,000, or (ii) upon obtaining the Agent's prior written consent thereto and an amendment to the FINOVA Intercreditor Agreement satisfactory to the Agent in all respects, such lesser or greater amount that may be available to the Borrower under the FINOVA Loan Documents from time to time.

            "Fiscal Month" means any fiscal month of the Borrowers.

            "Fiscal Quarter" means any fiscal quarter of the Borrowers.

            "Fiscal Year" means any fiscal year of the Borrowers.

            "Foreign Equity Lien Limitation" means the lesser of (x) 100% of the equity interests issued by each Foreign Subsidiary owned by SEDI at any time, or
(y) in the event SEDI owns more than 65% of all of the issued and outstanding equity interests of such Foreign Subsidiary at any time, an amount not greater than 65% of all of such issued and outstanding equity interests of such Foreign Subsidiary.

            "Foreign Subsidiary" means each of (i) SED Magna, (ii) SED Argentina, and (iii) SED Colombia.

            "Fronting Fee" shall have the meaning ascribed to it in
Section 3.08.

            "GAAP" means generally accepted accounting principles applied on a basis consistent with those which, in accordance with Section 1.02, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

            "Guarantee" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

            "Hazardous Materials" includes, without limitation, (a) solid or hazardous waste, as defined in the Resource Conservation and Recovery Act of 1980, 42 U.S.C. ss. 6901 et seq. and its implementing regulations and amendments, or in any applicable state or local law or regulation, (b) "hazardous substance", "pollutant", or "contaminant" as defined in CERCLA, or in any applicable state or local law or regulation, (c) gasoline, or any other petroleum product or by-product, including, crude oil or any fraction thereof,
(d) toxic substances, as defined in the Toxic Substances Control Act of 1976, or in any applicable state or local law or regulation and (e) insecticides, fungicides, or rodenticides, as defined in the Federal Insecticide, Fungicide, and Rodenticide Act of 1975, or in any applicable state or local law or regulation, as each such Act, statute or regulation may be amended from time to time.

            "HP (US) Agreement" means the U.S. Distributor Agreement dated June 27, 1997, between Hewlett-Packard Company and SEDI, as the same may be extended, renewed, amended, supplemented or replaced from time to time.

            "Interest Period" means: (1) with respect to each Euro-Dollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the first, second, third or sixth month thereafter, as the relevant Borrower may elect in the applicable Notice of Borrowing; provided that, with respect to all Euro-Dollar Borrowings:

                 (a) any Interest Period (subject to paragraph (c) below) which would otherwise end on a day which is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day;

                 (b) any Interest Period which begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall, subject to paragraph (c) below, end on the last Euro-Dollar Business Day of the appropriate subsequent calendar month; and

                 (c) no Interest Period may be selected which begins before the Termination Date and would otherwise end after the Termination Date.

          (2) with respect to each Base Rate Borrowing the period commencing on the date of such Borrowing and ending 30 days thereafter; provided that:

                 (a) any Interest Period (subject to paragraph (b) below) which would otherwise end on a day which is not a Domestic Business Day shall be extended to the next succeeding Domestic Business Day; and

                 (b) no Interest Period which begins before the Termination Date and would otherwise end after the Termination Date may be selected.

            "Inventory" means all inventory of each Borrower, or in which it has rights, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of each Borrower held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, all raw materials, work-in-process, finished goods and supplies used or consumed in such Borrower's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

            "Landlord Agreement" means a landlord agreement in favor of the Agent substantially in the form set forth as Exhibit K attached hereto.

            "Lending Office" means, as to each Bank, its office located at its address set forth on the signature pages hereof (or identified on the signature pages hereof as its Lending Office) or such other office as such Bank may hereafter designate as its Lending Office by notice to the Borrowers and the Agent.

            "Letter of Credit" shall mean a commercial or standby letter of credit issued by the Agent for the account of either Borrower pursuant to
Article III.

            "Letter of Credit Fee" shall have the meaning ascribed to it in Section 3.08.

            "Letter of Credit Obligations" shall mean, at any particular time, the sum of (a) the Reimbursement Obligations at such time, (b) the aggregate maximum amount available for drawing under the Letters of Credit at such time and (c) the aggregate maximum amount available for drawing under Letters of Credit which have been requested pursuant to Section 3.04(a) and approved for issuance by the Agent pursuant to Section 3.04(b) and which are to be, but have not yet been, issued.

            "Letter of Credit Application Agreement" shall mean, with respect to a Letter of Credit, such form of application therefor (whether in a single or several documents) as the Agent may employ in the ordinary course of business for its own account, whether or not providing for collateral security, with such modifications thereto as may by agreed upon by the Agent and the relevant Borrower and are not materially adverse to the interests of the Banks;
provided, however, that in the event of any conflict between the terms of any Letter of Credit Application Agreement and this Agreement, the terms of this Agreement shall control.

            "Leverage Ratio" means the ratio of Consolidated Debt to Consolidated Tangible Net Worth, determined at any applicable time.

            "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of any Debt, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, each Borrower or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

            "Lien Subordination Agreement" means (i) the Lien Subordination Agreement among the Agent, SEDI, and Hewlett-

Packard Company dated as of June 27, 1997, as the same may be extended, renewed, amended, supplemented or replaced from time to time, and (ii) each additional lien subordination agreement among the Agent, SEDI or SEDH, and the respective distributor, in form and substance satisfactory to the Agent and the Banks in all respects.

            "Loan" means a Base Rate Loan, Euro-Dollar Loan, Syndicated Loan, or Swing Loan, and "Loans" means Base Rate Loans, Euro-Dollar Loans, Syndicated Loans, Swing Loans, or any or all of them, as the context shall require.

            "Loan Documents" means this Agreement, the Notes, each Letter of Credit Application Agreement, each Borrowing Base Certificate, each Lien Subordination Agreement, the FINOVA Intercreditor Agreement, each Landlord Agreement, each Security Agreement, each Guarantee executed by a Domestic Subsidiary guaranteeing the Loans, any other document evidencing, relating to or securing the Loans or the Letters of Credit, and any other document or instrument delivered from time to time in connection with this Agreement, the Notes, the Loans, the FINOVA Intercreditor Agreement, each Lien Subordination Agreement, each Landlord Agreement, each Security Agreement, each Subsidiary Guarantee, or the Letters of Credit, as such documents and instruments may be amended or supplemented from time to time.

            "London Interbank Offered Rate" has the meaning set forth in Section 2.05(c).

            "Margin Stock" means "margin stock" as defined in Regulations U, T or X.

            "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of (a) the financial condition, operations, business, properties or prospects of the Borrowers and the Consolidated Subsidiaries taken as a whole, (b) the rights and remedies of the Agent or the Banks under the Loan Documents, or the ability of either Borrower to perform its obligations under the Loan Documents to which it is a party, as applicable, or (c) the legality, validity or enforceability of any Loan Document.

            "Mission Critical Systems and Equipment" means the Borrowers' and their Domestic Subsidiaries' hardware systems, software systems, and equipment relating to the operation of their businesses, with respect to which the failure to properly function would have a Material Adverse Effect.

            "Moody's" means Moody's Investor Service, Inc.

            "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

            "Net Income" means, as applied to any Person for any period, the aggregate amount of net income of such Person, after taxes, for such period, as determined in accordance with GAAP.

            "Net Proceeds of Capital Stock" means any proceeds received by either Borrower or a Consolidated Subsidiary in respect of the issuance of Capital Stock, after deducting therefrom all reasonable and customary costs and expenses incurred by such Borrower or such Consolidated Subsidiary directly in connection with the issuance of such Capital Stock.

            "Notes" means each of the Syndicated Loan Notes or the Swing Loan Note, or any or all of them, as the context shall require.

            "Notice of Borrowing" has the meaning set forth in Section 2.02.

            "Obligations" shall mean any and all indebtednesses, liabilities and obligations of the Borrowers to the Agent and the Banks, arising under the Notes, any Letter of Credit Application Agreement or otherwise under this Agreement or any other Loan Document, including without limiting the generality of the foregoing, any indebtedness, liability or obligation of the Borrowers to the Agent and the Banks under any later or future advances or loans made hereunder, and any and all extensions or renewals thereof in whole or in part; and any and all future or additional indebtednesses, liabilities or obligations hereunder of the Borrowers to the Agent and the Banks whatsoever and in any event, whether existing as of the date hereof or hereafter arising, whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise, and whether evidenced by, arising out of, or relating to, a promissory note, bill of exchange, check, draft, bond, letter of credit, guaranty agreement, bankers' acceptance, foreign exchange contract, interest rate protection agreement, commitment fee, service charge or otherwise.

            "Officer's Certificate" has the meaning set forth in Section
4.01(f).

            "Operating Profits" means, as applied to any Person for any period, earnings before taxes plus interest of such Person for such period, as determined in accordance with GAAP.

            "Participant" has the meaning set forth in Section 10.08(b).

            "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

            "Permitted Encumbrances" means (i) Liens for taxes not yet due and payable or being actively contested as permitted by the Loan Documents, only if such Liens do not adversely affect Agent's rights or the priority of Agent's security interest in the Collateral; (ii) carriers', warehousemen's mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business, payment for which is not yet due or which are being actively contested in good faith and by appropriate, lawful proceedings, but only if such liens are and remain junior to liens granted against the Collateral in favor of Agent; (iii) pledges or deposits in connection with worker's compensation, unemployment insurance and other social security legislation; (iv) deposits to secure the performance of utilities, leases, statutory obligations and surety and appeal bonds and other obligations of a like nature arising by statute or under customary terms regarding depository relationships on deposits held by financial institutions with whom either Borrower has a banker-customer relationship; (vi) typical restrictions imposed by licenses and leases of software (including location and transfer restrictions); (vii) purchase money liens in favor of Hewlett Packard Company securing the purchase of inventory sold by Hewlett-Packard Company to the Borrowers; and (viii) Liens in favor of Agent.

            "Person" means an individual, a corporation, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a government or political subdivision or an agency or instrumentality thereof.

            "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under
Section 412 of the Code and is either (i) maintained by a member of the Controlled Group for employees of any member of the Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which a member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding 5 plan years made contributions.

            "Prime Rate" refers to that interest rate so denominated and set by Wachovia from time to time as an interest rate basis for borrowings. The Prime Rate is but one of several interest rate bases used by Wachovia. Wachovia lends at interest rates above and below the Prime Rate.

            "Properties" means all real property owned, leased or otherwise used or occupied by either Borrower or any Subsidiary, wherever located.

            "Redeemable Preferred Stock" of any Person means any preferred stock issued by such Person which is at any time prior to the Termination Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

            "Refunding Loan" means a new Syndicated Loan made on the day on which an outstanding Syndicated Loan is maturing or a Base Rate Borrowing is being converted to a Euro-Dollar Borrowing, if and to the extent that the proceeds thereof are used entirely for the purpose of paying such maturing
Loan or Loan being converted, excluding any difference between the amount of such maturing Loan or Loan being converted and any greater amount being borrowed on such day and actually either being made available to the relevant Borrower pursuant to Section 2.02(c) or remitted to the Agent as provided in Section 2.12, in each case as contemplated in Section 2.02(d).

            "Regulation T" means Regulation T of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Regulation X" means Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time, together with all official rulings and interpretations issued thereunder.

            "Reimbursement Obligations" means the reimbursement or repayment obligations of the Borrowers to the Agent pursuant to Section 3.05 with respect to Letters of Credit.

            "Reported Net Income" means, for any period, the Net Income of the Borrowers and the Consolidated Subsidiaries determined on a consolidated basis.

            "Required Banks" means (i) at any time during which any Bank holds 65% or more of the Aggregate Commitments, Banks having at least 85% of the Aggregate Commitments or, if the Commitments are no longer in effect, Banks holding at least 85% of the aggregate outstanding principal amount of the sum of the Syndicated Loans, and (ii) at any time during which no Bank holds 65% or more of the Aggregate Commitments, Banks having at least 66 2/3% of the Aggregate Commitments or, if the Commitments are no longer in effect, Banks holding at least 66 2/3% of the aggregate outstanding principal amount of the sum of the Syndicated Loans.

            "Restricted Investment" shall mean any investment in cash or by delivery of property to any Person, whether by acquisition of stock, indebtedness or other obligation (including, without limitation, by Guarantee of such Person) or security, or by loan, advance or capital contribution, or otherwise, or in any property, except that investments consisting of the following shall not constitute "Restricted Investments": (i) property used or to be used in the ordinary course of business; (ii) current assets arising from the sale of goods or the provision of services in the ordinary course of business;(iii) loans or advances to employees for salary, commissions, travel or the like, made in the ordinary course of business; (iv) unless immediately after giving effect to the making of any of the following investments, a Default or Event of Default shall have occurred and be continuing, investments in (A) direct obligations of the United States Government maturing within one year,
(B) certificates of deposit issued by a commercial bank whose credit is satisfactory to the Agent, (C) commercial paper rated A1 or the equivalent thereof by S&P or P1 or the equivalent thereof by Moody's and in either case maturing within 6 months after the date of acquisition and/or (D) tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by S&P and Aa or the equivalent thereof by Moody's; (v) loans or advances to SED Magna not exceeding an aggregate principal balance outstanding at any time equal to $2,000,000, evidenced by a promissory note subject to the Agent's first priority perfected security interest therein as a part of the Collateral; (vi) equity or debt investments by SEDI in each Domestic Subsidiary (whether in cash or as a part of a stock or other equity interest exchange with respect to SEDH capital stock, valued at the amount of cash so invested, if cash, or the market value of SEDH capital stock, if capital stock), so long as such Domestic Subsidiary issues a Guarantee for all of the Obligations and all of the assets of such Domestic Subsidiaries are subject to the first priority perfected security interest of the Agent as a part of the Collateral pursuant to a Security Agreement; (vii) equity investments by SEDI in any Foreign Subsidiaries (whether in cash or as a part of a stock or other equity interest exchange with respect to SEDH capital stock) not exceeding an aggregate amount equal to $15,000,000 for all Foreign Subsidiaries (valued at the amount of cash so invested, if cash, or the market value of SEDH capital stock, if capital stock), which equity interests so obtained shall be subject to the Agent's first priority perfected security interest therein as a part of the Collateral (provided that the Agent's security interest therein shall not exceed the Foreign Equity Lien Limitation for any Foreign Subsidiary), and
(viii) in addition to items in clause (vii) contained in this definition, SED Argentina Investments.

            "Restricted Payment" means (i) any dividend or other distribution on any shares of SEDH's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment on account of the purchase, redemption, retirement or acquisition of (a) any shares of SEDH's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of SEDH's Capital Stock.

            "SED Argentina" means Intermaco S.R.L., an Argentinian corporation.

            "SED Argentina Investments" means payments made by SEDI to the former owners of SED Argentina in Fiscal Years 2000 and 2001 not exceeding $3,000,000 for each such Fiscal Year.

            "SED Colombia" means SED de Colombia LDTA., a Colombian corporation.

            "SED E-Store" means e-store.com, Inc., a Georgia corporation.

            "SEDH" means SED International Holdings, Inc., a Georgia corporation.

            "SEDI" means SED International, Inc., a Georgia corporation.

            "SED Magna" means SED International de Brasil Distribuidora LTDA., a Brazilian corporation.

            "SED Miami" means SED Magna (Miami), Inc., a Delaware corporation.

            "SED Retail" means SED Retail, Inc., a Georgia corporation.

            "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc.

            "Security Agreement(s)" means each Amended and Restated Security Agreement executed by each of the Borrowers dated as of even date herewith, and each Security Agreement executed by each Domestic Subsidiary from time to time, substantially in the form of EXHIBIT M, as the same may be extended, renewed, amended, supplemented or replaced from time to time.

            "Senior Management" means all officers of a Borrower having the title of Vice President or above.

            "Special Inventory" shall mean any Inventory purchased by either Borrower from a distributor who is offering for sale such Inventory pursuant to a one-time special cash discount offer which is not scheduled as a part of such distributor's standard, customary or contractual discounts.

            "Stockholders' Equity" means, at any time, the shareholders' equity of the Borrowers and the Consolidated Subsidiaries, as set forth or reflected on the most recent consolidated balance sheet of the Borrowers and the Consolidated Subsidiaries prepared in accordance with GAAP, but excluding any Redeemable Preferred Stock of either Borrower or any of the Consolidated Subsidiaries. Shareholders' equity generally would include, but not be limited to (i) the par or stated value of all outstanding Capital Stock, (ii) capital surplus, (iii) retained earnings, and (iv) various deductions such as (A) purchases of treasury stock, (B) valuation allowances, (C) receivables due from an employee stock ownership plan, (D) employee stock ownership plan debt guarantees, and (E) translation adjustments for foreign currency transactions.

            "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by either Borrower.

            "Swing Loan" means a Loan made by Wachovia pursuant to Section 2.01(b), which must be a Base Rate Loan.

            "Swing Loan Note" means the Amended and Restated Swing Loan Note issued by the Borrowers, substantially in the form of Exhibit A-2, evidencing the obligation of the Borrowers to repay the Swing Loans, together with all amendments, consolidations, modifications, renewals, and supplements thereto.

            "Syndicated Loan Notes" means the Amended and Restated Syndicated Loans Notes issued by the Borrowers, substantially in the form of Exhibit A-1, evidencing the obligation of the Borrowers to repay Syndicated Loans, together with all amendments, consolidations, modifications, renewals and supplements thereto.

            "Syndicated Loans" means Base Rate Loans or Euro-Dollar Loans made pursuant to the terms and conditions set forth in Section 2.01.

            "Taxes" has the meaning set forth in Section 2.12(c).

            "Termination Date" means whichever is applicable of (i) August 31, 2001, (ii) the date the Commitments are terminated pursuant to Section 7.01 following the occurrence of an Event of Default, or (iii) the date the Borrowers terminate the Commitments entirely pursuant to Section 2.07.

            "Third Parties" means all lessees, sublessees, licensees and other users of the Properties, excluding those users of the Properties in the ordinary course of the Borrowers' business and on a temporary basis.

            "Transferee" has the meaning set forth in Section 10.08(d).

            "Unfunded Vested Liabilities" means, with respect to any Plan at any time, the amount (if any) by which (i) the present value of all vested nonforfeitable benefits under such Plan exceeds (ii) the fair market value of all Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of a member of the Controlled Group to the PBGC or the Plan under Title IV of ERISA.

            "Wachovia" means Wachovia Bank, N.A., a national banking association, and its successors.

            "Wholly Owned Subsidiary" means any Subsidiary all of the shares of capital stock or other ownership interests of which (except directors' qualifying shares) are at the time directly or indirectly owned by either Borrower.

            "Y2K Plan" has the meaning set forth in Section 5.18.

            "Year 2000 Compliant and Ready" means that (a) the Mission Critical Systems and Equipment will: (i) handle date information involving any and all dates before, during and after January 1, 2000, including accepting input, providing output and performing date calculations in whole or in part;
(ii) operate, accurately without interruption on and in respect of any and all dates before, during and after January 1, 2000 and without any materially adverse change in performance; (iii) store and provide date input information without creating any ambiguity as to the century; and (b) the Borrowers and their Domestic Subsidiaries have developed reasonable, alternative plans to ensure business continuity in the event of the failure of any or all of items
(i) through (iii) in clause (a) above in this definition.

            SECTION 1.02. Accounting Terms and Determinations. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent (except for changes concurred in by the Borrowers' independent public accountants or otherwise required by a change in GAAP) with the most recent audited consolidated financial statements of the Borrowers and the Consolidated Subsidiaries delivered to the Banks unless with respect to any such change concurred in by the Borrowers' independent public accountants or required by GAAP, in determining compliance with any of the provisions of this Agreement or any of the other Loan Documents: (i) the Borrowers shall have objected to determining such compliance on such basis at the time of delivery of such financial statements, or (ii) the Required Banks shall so object in writing within 30 days after the delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under
Section 6.01, shall mean the financial statements referred to in Section 5.04).

            SECTION 1.03. References. Unless otherwise indicated, references in this Agreement to "Articles", "Exhibits", "Schedules", "Sections" and other Subdivisions are references to articles, exhibits, schedules, sections and other subdivisions hereof.

            SECTION 1.04. Use of Defined Terms. All terms defined in this Agreement shall have the same defined meanings when used in any of the other Loan Documents, unless otherwise defined therein or unless the context shall require otherwise.

            SECTION 1.05. Terminology. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, subclauses or Exhibits shall refer to the corresponding Article, Section, Subsection, paragraph, clause, subclause of, or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions divisions of, or Exhibit to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or be satisfactory to the Agent or either of the Banks, or is to be determined, calculated or approved by the Agent or either of the Banks, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in the sole discretion of the Agent or either of the Banks, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

                                   ARTICLE II

                                   THE CREDITS

            SECTION 2.01. Commitments to Lend Syndicated Loans. (a) Each Bank severally agrees, on the terms and conditions set forth herein, to make Syndicated Loans to either Borrower from time to time before the Termination Date; provided that,

           (i) immediately after each such Syndicated Loan is made, the sum of the aggregate outstanding principal amount of Syndicated Loans to both Borrowers by such Bank and the risk participation of such Bank in Letter of Credit Obligations of both Borrowers shall not exceed the amount of its Commitment, and

           (ii) the Aggregate Principal Amount Outstanding shall not exceed the lesser of (x) the Borrowing Base or (y) the Aggregate Commitments.

Each Syndicated Borrowing under this Section shall be in an aggregate principal amount of: (i) for Euro-Dollar Loans, $1,000,000 or any larger integral multiple of $100,000; and (ii) for Base Rate Loans, (x) so long as there are fewer than 3 Banks parties hereto, $100,000 or any larger integral multiple of $50,000 and (y) at any time during which there are 3 or more Banks parties hereto, $1,000,000 or any larger integral multiple of $100,000 (except in each case that any such Syndicated Borrowing may be in the aggregate amount of the Aggregate Unused Commitments) and shall be made from the several Banks ratably in proportion to their respective Commitments. Within the foregoing limits, either Borrower may borrow under this Section, repay or, to the extent permitted by Section 2.09, prepay Syndicated Loans and reborrow under this Section at any time before the Termination Date.

      (b) Swing Loans. In addition to the foregoing, at any time during which there are 3 or more Banks parties hereto, Wachovia shall from time to time, upon the request of either Borrower, if the applicable conditions precedent in
Article IV have been satisfied, make Swing Loans to such Borrower in an aggregate principal amount at any time outstanding not exceeding $5,000,000; provided that, immediately after such Swing Loan is made, the Aggregate Principal Amount Outstanding shall not exceed the lesser of (x) the Borrowing Base or (y) the Aggregate Commitments. Each Swing Borrowing under this Section 2.01(b) shall be in an aggregate principal amount of $100,000 or any larger multiple of $25,000. Within the foregoing limits, the

Borrowers may borrow under this Section 2.01(b), prepay and reborrow under this
Section 2.01(b) at any time before the Termination Date. Swing Loans shall be included in the calculation of "Aggregate Principal Amount Outstanding" hereunder, but shall not be considered a utilization of the Commitment of Wachovia or any other Bank hereunder. All Swing Loans shall be made as Base Rate Loans. At any time, upon the request of Wachovia, each Bank other than Wachovia shall, on the third Domestic Business Day after such request is made, purchase a participating interest in Swing Loans in an amount equal to its ratable share (based upon its respective Commitment) of such Swing Loans. On such third Domestic Business Day, each Bank will immediately transfer to Wachovia, in immediately available funds, the amount of its participation. Whenever, at any time after Wachovia has received from any such Bank its participating interest in a Swing Loan, the Agent receives any payment on account thereof, the Agent will distribute to such Bank its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Bank's participating interest was outstanding and funded); provided, however, that in the event that such payment received by the Agent is required to be returned, such Bank will return to the Agent any portion thereof previously distributed by the Agent to it. Each Bank's obligation to purchase such participating interests shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation: (i) any set-off, counterclaim, recoupment, defense or other right which such Bank or any other Person may have against Wachovia requesting such purchase or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default or the termination of the Commitments; (iii) any adverse change in the condition (financial or otherwise) of either of the Borrowers or any other Person; (iv) any breach of this Agreement by either of the Borrowers or any other Bank; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

            SECTION 2.02. Method of Borrowing. (a) The requesting Borrower shall give the Agent notice (a "Notice of Borrowing"), which shall be substantially in the form of Exhibit E, prior to 12:00 P.M. (Atlanta, Georgia time) on the same Domestic Business Day as each Base Rate Borrowing and at least 3 Euro-Dollar Business Days before each Euro-Dollar Borrowing, specifying:

           (i) the date of such Borrowing, which shall be a Domestic Business Day in the case of a Base Rate Borrowing or a Euro-Dollar Business Day in the case of a Euro-Dollar Borrowing,

           (ii) the aggregate amount of such Borrowing,

           (iii) whether such Borrowing is to be a Syndicated Borrowing or a Swing Borrowing, and in the case of a Syndicated Borrowing, whether the Syndicated Loans comprising such Borrowing are to be Base Rate Loans or Euro-Dollar Loans,

           (iv) in the case of a Euro-Dollar Borrowing, the duration of the Interest Period applicable thereto, subject to the provisions of the definition of Interest Period, and

           (v) the amount available to be borrowed under Section 2.01.

            (b) Upon receipt of a Notice of Borrowing, the Agent shall promptly notify each Bank of the contents thereof, and of such Bank's ratable share of such Syndicated Borrowing and such Notice of Borrowing, once received by the Agent, shall not thereafter be revocable by either Borrower.

            (c) Not later than (x) for Euro-Dollar Loans, 11:00 A.M., and (y) for Base Rate Loans, 2:00 P.M., (Atlanta, Georgia time) on the date of each Syndicated Borrowing, each Bank shall (except as provided in paragraph (d) of this Section) make available its ratable share of such Syndicated Borrowing, in Federal or other funds immediately available in Atlanta, Georgia, to the Agent at its address determined pursuant to Section 10.01. Unless the Agent determines that any applicable condition specified in Article IV has not been satisfied, the Agent will make the funds so received from the Banks available to the relevant Borrower at the Agent's aforesaid address. Unless the Agent receives notice from a Bank, at the Agent's address referred to in or specified pursuant to Section 10.01, no later than 2:00 P.M. (local time at such address) on the Domestic Business Day before the date of a Syndicated Borrowing stating that such Bank will not make a Syndicated Loan in connection with such Syndicated Borrowing, the Agent shall be entitled to assume that such Bank will make a Syndicated Loan in connection with such Syndicated Borrowing and, in reliance on such assumption, the Agent may (but shall not be obligated to) make available such Bank's ratable share of such Syndicated Borrowing to the requesting Borrower for the account of such Bank. If the Agent makes such Bank's ratable share available to the requesting Borrower and such Bank does not in fact make its ratable share of such Syndicated Borrowing available on such date, the Agent shall be entitled to recover such Bank's ratable share from such Bank or the Borrowers (and for such purpose shall be entitled to charge such amount to any account of the Borrowers maintained with the Agent), together with interest thereon for each day during the period from the date of such Syndicated Borrowing until such sum shall be paid in full at a rate per annum equal to the rate at which the Agent determines that it obtained (or could have obtained) overnight Federal funds to cover such amount for each such day during such period, provided that (i) any such payment by the Borrowers of such Bank's ratable share and interest thereon shall be without prejudice to any rights that the Borrowers may have against such Bank and (ii) until such Bank has paid its ratable share of such Syndicated Borrowing, together with interest pursuant to the foregoing, it will have no interest in or rights with respect to such Syndicated Borrowing for any purpose hereunder. If the Agent does not exercise its option to advance funds for the account of such Bank, it shall forthwith notify the Borrowers of such decision. Unless the Agent determines that any applicable condition specified in Article IV has not been satisfied, Wachovia will make available to the requesting Borrower at Wachovia's Lending Office the amount of any such Borrowing which is a Swing Borrowing.

            (d) If any Bank makes a new Syndicated Loan hereunder on a day on which the relevant Borrower is to repay all or any part of an outstanding Syndicated Loan from such Bank, such Bank shall apply the proceeds of its new Syndicated Loan to make such repayment as a Refunding Loan and only an amount equal to the difference (if any) between the amount being borrowed and the amount of such Refunding Loan shall be made available by such Bank to the Agent as provided in paragraph (c) of this Section, or remitted by the relevant Borrower to the Agent as provided in Section 2.12, as the case may be.

            (e) Notwithstanding anything to the contrary contained in this Agreement, no Euro-Dollar Borrowing may be made if there shall have occurred a Default or an Event of Default, which Default or Event of Default shall not have been cured or waived, and all Refunding Loans shall be made as Base Rate Loans (but shall bear interest at the Default Rate, if applicable).

            (f) In the event that a Notice of Borrowing fails to specify whether the Syndicated Loans comprising such Syndicated Borrowing are to be Base Rate Loans, or Euro-Dollar Loans, such Syndicated Loans shall be made as Base Rate Loans. If the Borrowers are otherwise entitled under this Agreement to repay any Syndicated Loans maturing at the end of an Interest Period applicable thereto with the proceeds of a new Borrowing, and either Borrower fails to repay such Syndicated Loans using its own moneys and fails to give a Notice of Borrowing in connection with such new Syndicated Borrowing, a new Syndicated Borrowing shall be deemed to be made on the date such Syndicated Loans mature in an amount equal to the principal amount of the Syndicated Loans so maturing, and the Syndicated Loans comprising such new Syndicated Borrowing shall be Base Rate Loans.

            (g) Notwithstanding anything to the contrary contained herein, there shall not be more than 7 Euro-Dollar Borrowings outstanding at any given time.

            SECTION 2.03. Notes. (a) The Syndicated Loans of each Bank shall be evidenced by a single Syndicated Loan Note from each Borrower payable to the order of such Bank for the account of its Lending Office in an amount equal to the original principal amount of such Bank's Commitment.

            (b) The Swing Loans made by Wachovia to each Borrower shall be evidenced by a single Swing Loan Note payable by such Borrower to the order of Wachovia for the account of its Lending Office in an amount equal to $5,000,000.

            (c) Upon receipt of each Bank's Notes pursuant to Section 4.01, the Agent shall deliver such Notes to such Bank. Each Bank (or Wachovia, with respect to the Swing Loan) shall record, and prior to any transfer of its Notes shall endorse on the schedules forming a part thereof (or on separate records of such Bank) appropriate notations to evidence, the date, amount and maturity of, and effective interest rate for, each Loan made by it, the date and amount of each payment of principal made by the Borrowers with respect thereto, and such schedules of each such Bank's Notes or other records of such Bank shall constitute rebuttable presumptive evidence of the respective principal amounts owing and unpaid on such Bank's Notes; provided that the failure of any Bank to make, or any error in making, any such recordation or endorsement shall not affect the obligation of the Borrowers hereunder or under the Notes or the ability of any Bank to assign its Notes. Each Bank is hereby irrevocably authorized by each Borrower so to endorse its Notes and to attach to and make a part of any Note a continuation of any such schedule as and when required.

            SECTION 2.04. Maturity of Loans. (a) Each Loan included in any Borrowing shall mature, and the principal amount thereof shall be due and payable, on the last day of the Interest Period applicable to such Borrowing.

            (b) Notwithstanding the foregoing, the outstanding principal amount of the Loans, if any, together with all accrued but unpaid interest thereon, if any, shall be due and payable on the Termination Date.

            SECTION 2.05. Interest Rates. (a) "Applicable Margin" means the sum of (x) with respect to Euro-Dollar Loans, 2.25%, and, with respect to Base Rate Loans, 0.0%, and (y) during any period in which the outstanding balance of the Loans plus the Letter of Credit Obligations exceeds 50% of the amount of the Borrowing Base (and to be increased and decreased retroactively, when applicable), then, during any such period, 0.50%.

            (b) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the Base Rate for such day plus the Applicable Margin. Such interest shall be payable for each Interest Period on the last day of the calendar month in which such Interest Period occurs. Any overdue principal of and, to the extent permitted by applicable law, overdue interest on any Base Rate Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

            (c) Each Euro-Dollar Loan shall bear interest on the outstanding principal amount thereof, for the Interest Period applicable thereto, at a rate per annum equal to the sum of the Applicable Margin plus the applicable Adjusted London Interbank Offered Rate for such Interest Period. Such interest shall be payable for each Interest Period on the last day thereof and, if such Interest Period is longer than 3 months, at intervals of 3 months after the first day thereof. Any overdue principal of and, to the extent permitted by law, overdue interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day until paid at a rate per annum equal to the Default Rate.

            The "Adjusted London Interbank Offered Rate" applicable to any Interest Period means a rate per annum equal to the quotient obtained (rounded upwards, if necessary, to the next higher 1/100th of 1%) by dividing (i) the applicable London Interbank Offered Rate for such Interest Period by (ii) 1.00 minus the Euro-Dollar Reserve Percentage.

            The "London Interbank Offered Rate" applicable to any Euro-Dollar Loan means for the Interest Period of such Euro-Dollar Loan, the rate per annum determined on the basis of the offered rate for deposits in Dollars of amounts equal or comparable to the principal amount of such Euro-Dollar Loan offered for a term comparable to such Interest Period, which rates appear on the Telerate Page 3750 effective as of 11:00 A.M., London time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, provided that if no such offered rates appear on such page, the "London Interbank Offered Rate" for such Interest Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/100th of 1%) of rates quoted by not less than 2 major banks in New York City, selected by the Agent, at approximately 10:00 A.M., New York City time, 2 Euro-Dollar Business Days prior to the first day of such Interest Period, for deposits in Dollars offered by leading European banks for a period comparable to such Interest Period in an amount comparable to the principal amount of such Euro-Dollar Loan.

            "Euro-Dollar Reserve Percentage" means for any day that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement for a member bank of the Federal Reserve System in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the interest rate on Euro-Dollar Loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of any Bank to United States residents). The Adjusted London Interbank Offered Rate shall be adjusted automatically on and as of the effective date of any change in the Euro-Dollar Reserve Percentage.

            (d) The Agent shall determine each interest rate applicable to the Loans hereunder. The Agent shall give prompt notice to the Borrowers and the Banks by telecopier of each rate of interest so determined, and its determination thereof shall be conclusive in the absence of manifest error.

            (e) After the occurrence and during the continuance of an Event of Default, the principal amount of the Loans (and, to the extent permitted by applicable law, all accrued interest thereon) may, at the election of the Required Banks, bear interest at the Default Rate.

            SECTION 2.06. Fees. (a) The Borrowers shall pay to the Agent, for the ratable account of each Bank, a commitment fee on the average daily amount of such Bank's Unused Commitment, at a rate per annum equal to the sum of (i) 0.25% of the entire Unused Commitment, and (ii) 0.75% of the amount of the Unused Commitment constituting the FINOVA Reserve. Such commitment fees shall accrue from and including the Closing Date to but excluding the

Termination Date and shall be payable on each March 31, June 30, September 30 and December 31 and on the Termination Date.

            (b) The Borrowers shall pay to the Agent, for the ratable account of each Bank, a fully-earned and non-refundable facility fee equal to $50,000 on the Closing Date.

            SECTION 2.07. Optional Termination or Reduction of Commitments.
The Borrowers may, upon at least 3 Domestic Business Days' notice to the Agent, terminate at any time, or proportionately and permanently reduce the Aggregate Unused Commitments from time to time by an aggregate amount of at least $5,000,000 or any larger integral multiple of $1,000,000. If the Commitments are terminated in their entirety, all accrued fees (as provided under Section 2.06) shall be due and payable on the effective date of such termination.

            SECTION 2.08. Mandatory Termination or Reduction of Commitments. The Commitments shall terminate on the Termination Date and any Loans then outstanding (together with accrued interest thereon) shall be due and payable on such date.

            SECTION 2.09. Optional Prepayments. (a) The Borrowers may, on notice to the Agent on or before the same Domestic Business Days as the prepayment, prepay any Base Rate Borrowing in whole at any time, or from time to time in part in amounts aggregating at least: (i) for Syndicated Borrowings, (x) so long as there are fewer than 3 Banks parties hereto, $100,000 or any larger integral multiple of $50,000 or (y) at any time during which there are 3 or more Banks parties hereto, $1,000,000 or any larger integral multiple of $100,000; and
(ii)
for Swing Borrowings, $100,000 and any larger integral multiple of $25,000, by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment. Each such optional prepayment on the Syndicated Loans shall be applied to prepay ratably the Base Rate Loans of the several Banks included in such Base Rate Borrowing.

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



            (b) Subject to any payments required pursuant to the terms of
Article IX for such Euro-Dollar Loan, upon 3 Domestic Business Day's prior written notice, the Borrowers may prepay in minimum amounts of $1,000,000 with additional increments of $100,000 (or any lesser amount equal to the outstanding balance of such Loan) all or any portion of the principal amount of any Euro-Dollar Loan prior to the maturity thereof.

            (c) Upon receipt of a notice of prepayment pursuant to this Section
2.09, the Agent shall promptly notify each Bank of the contents thereof and of such Bank's ratable share of such prepayment and such notice, once received by the Agent, shall not thereafter be revocable by the Borrowers.

            SECTION 2.10. Mandatory Prepayments. On each date on which the Commitments are reduced pursuant to Section 2.07 or Section 2.09, the Borrowers shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 9.05(a)), as may be necessary so that after such payment the Aggregate Principal
Amount Outstanding does not exceed the Aggregate Commitments as then reduced. On each date on which the Borrowers are aware that the Aggregate Principal Amount Outstanding exceeds the lesser of (x) the Borrowing Base or (y) the Aggregate Commitments, the Borrowers shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 9.05(a)), as may be necessary so that after such payment the Aggregate Principal Amount Outstanding does not exceed the lesser of (x) the Borrowing Base or (y) the Aggregate Commitments. Each such payment or prepayment shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority: (i) first, Swing Rate
Loans; (iii) secondly, to Syndicated Loans which are Base Rate Loans; and (iv) lastly, to Euro-Dollar Loans.

            SECTION 2.12. General Provisions as to Payments. (a) The Borrowers shall make each payment of principal of, and interest on, the Loans and of fees hereunder, not later than 11:00 A.M. (Atlanta, Georgia time) on the date when due, in Federal or other funds immediately available in Atlanta, Georgia, to the
Agent at its address referred to in Section 10.01. The Agent will promptly distribute to Wachovia each such payment received by the Agent on account of the
Swing Loans and to each

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



Bank its ratable share of each such payment of Syndicated Loans or fees received by the Agent for the account of the Banks.

            (b) Whenever any payment of principal of, or interest on, the Base Rate Loans or of fees hereunder shall be due on a day which is not a Domestic Business Day, the date for payment thereof shall be extended to the next succeeding Domestic Business Day. Whenever any payment of principal of or interest on, the Euro-Dollar Loans shall be due on a day which is not a Euro-Dollar Business Day, the date for payment thereof shall be extended to the next succeeding Euro-Dollar Business Day unless such Euro-Dollar Business Day falls in another calendar month, in which case the date for payment thereof shall be the next preceding Euro-Dollar Business Day.

            (c) All payments of principal, interest and fees and all other amounts to be made by the Borrowers pursuant to this Agreement with respect to any Loan or fee relating thereto shall be paid without deduction for, and free from, any tax, imposts, levies, duties, deductions, or withholdings of any nature now or at anytime hereafter imposed by any governmental authority or by any taxing authority thereof or therein excluding in the case of each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, imposts, levies, duties, deductions or withholdings of any nature being "Taxes"). In the event that either Borrower is required by applicable law to make any such withholding or deduction of Taxes with respect to any Loan or fee or other amount, such Borrower shall pay such deduction or withholding to the applicable taxing authority, shall promptly furnish to any Bank in respect of which such deduction or withholding is made all receipts and other documents evidencing such payment and shall pay to such Bank additional amounts as may be necessary in order that the amount received by such Bank after the required withholding or other payment shall equal the amount such Bank would have received had no such withholding or other payment been made. If no withholding or deduction of Taxes are payable in respect to any Loan or fee relating thereto, the Borrowers shall furnish any Bank, at such Bank's request, a certificate from each applicable taxing authority or an opinion of counsel acceptable to such

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                                      37

Bank, in either case stating that such payments are exempt from or not subject to withholding or deduction of Taxes. If the relevant Borrower fails to provide such original or certified copy of a receipt evidencing payment of Taxes or certificate(s) or opinion of counsel of exemption, the Borrowers hereby agree to compensate such Bank for, and indemnify them with respect to, the tax consequences of such Borrower's failure to provide evidence of tax payments or tax exemption.

            Each Bank which is not organized under the laws of the United States or any state thereof agrees, as soon as practicable after receipt by it of a request by either Borrower to do so, to file all appropriate forms and take other appropriate action to obtain a certificate or other appropriate document from the appropriate governmental authority in the jurisdiction imposing the relevant Taxes, establishing that it is entitled to receive payments of principal and interest under this Agreement and the Notes without deduction and free from withholding of any Taxes imposed by such jurisdiction; provided that if it is unable, for any reason, to establish such exemption, or to file such forms and, in any event, during such period of time as such request for exemption is pending, the Borrowers shall nonetheless remain obligated under the terms of the immediately preceding paragraph.

            In the event any Bank receives a refund of any Taxes paid by either
Borrower pursuant to this Section 2.12(c), it will pay to such Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter it is required to return such refund, such Borrower shall promptly repay to it the amount of such refund.

            Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers and the Banks contained in this Section 2.12(c) shall be applicable with respect to any
Participant, Assignee or other Transferee, and any calculations required by such provisions (i) shall be made based upon the circumstances of such Participant, Assignee or other Transferee, and (ii) constitute a continuing agreement and shall survive the termination of this Agreement and the payment in full or cancellation of the Notes.

            SECTION 2.13. Computation of Interest and Fees.
Interest on Base Rate Loans and Euro-Dollar Loans shall be computed on the basis of a year of 360 days and paid for the

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actual number of days elapsed (including the first day but excluding the last day). Commitment fees and any other fees payable hereunder shall be computed on the basis of a year of 360 days and paid for the actual number of days elapsed (including the first day but excluding the last day).

                                   ARTICLE III

                            LETTER OF CREDIT FACILITY

            SECTION 3.01. Obligation to Issue. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent shall issue for the account of either Borrower, one or more Letters of Credit denominated in Dollars, in accordance with this Article III, from time to time during the period commencing on the Closing Date and ending on the Domestic Business Day prior to the Termination Date.

            SECTION 3.02. Types and Amounts. The Agent shall have no obligation to issue any Letter of Credit at any time:

            (a) if the aggregate maximum amount then available for drawing under
      Letters of Credit, after giving effect to the issuance of the requested Letter of Credit, shall exceed any limit imposed by law or regulation upon
      the Agent;

            (b) if, after giving effect to the issuance of the requested
Letter
      of Credit, (i) the aggregate Letter of Credit Obligations of both Borrowers would exceed $10,000,000, or (ii) the Aggregate Principal
Amount
      Outstanding at such time would exceed the lesser of (x) the Borrowing
Base
      or (y) the Aggregate Commitments;

            (c) which has an expiration date (i) more than 12 months after the date of issuance or (ii) after the Termination Date.

            SECTION 3.03. Conditions. In addition to being subject to the satisfaction of the conditions contained in Article IV, the obligation of the Agent to issue any Letter of Credit is subject to the satisfaction in full of the following conditions:

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            (a) the relevant Borrower shall have delivered to the Agent at such
      times and in such manner as the Agent may prescribe, a Letter of Credit Application Agreement and such other documents and materials as may be required pursuant to the terms thereof all satisfactory in form and substance to the Agent and the terms of the proposed Letter of Credit shall be satisfactory in form and substance to the Agent;

            (b) as of the date of issuance no order, judgment or decree of any court, arbitrator or Authority shall purport by its terms to enjoin or restrain the Agent from issuing the Letter of Credit and no law, rule or regulation applicable to the Agent and no request or directive (whether
or
      not having the force of law) from any Authority with jurisdiction over the
      Agent shall prohibit or request that the Agent refrain from the issuance of letters of credit generally or the issuance of that Letter of Credit; and

            (c) the Aggregate Unused Commitments shall not be less than the amount of the requested Letter of Credit.

            SECTION 3.04. Issuance of Letters of Credit.

            (a) Request for Issuance. At least 2 Domestic Business Days before the effective date for any Letter of Credit, the relevant Borrower shall give the Agent a written notice containing the original signature of an authorized officer or employee of such Borrower. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested (which original face amount shall not be less than $100,000), the effective date (which day shall be a Domestic Business Day) of issuance of such requested Letter of Credit, the date on which such requested Letter of Credit is to expire, the amount of then outstanding Letter of Credit Obligations of both Borrowers, the purpose for which such Letter of Credit is to be issued, whether such Letter of
Credit may be drawn in single or partial draws and the person for whose benefit the requested Letter of Credit is to be issued.

            (b) Issuance; Notice of Issuance. If the original face amount of the requested Letter of Credit is less than or equal to the Aggregate Unused Commitments at such time and the applicable conditions set forth in this Agreement are satisfied, the Agent shall issue the requested Letter of Credit. The Agent shall give each Bank written or telex notice in substantially the form of

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Exhibit G, or telephonic notice confirmed promptly thereafter in writing, of the
issuance of a Letter of Credit, and shall deliver to each Bank in connection with such notice a copy of the Letter of Credit issued by the Agent.

            (c) No Extension or Amendment. The Agent shall not extend or amend any Letter of Credit if the issuance of a new Letter of Credit having the same terms as such Letter of Credit as so amended or extended would be prohibited by
Section 3.02 or Section 3.03.

            SECTION 3.05. Reimbursement Obligations; Duties of the
Issuing Bank.

            (a) Reimbursement. Notwithstanding any provisions to the contrary in any Letter of Credit Application Agreement:

                  (i) the Borrowers shall reimburse the Agent for drawings under a Letter of Credit issued by it no later than the earlier of (A) the time specified in such Letter of Credit Application Agreement, or (B) 1 Domestic Business Day after the payment by the Agent;

                  (ii) any Reimbursement Obligation with respect to any Letter of Credit shall bear interest from the date of the relevant drawing under
      the pertinent Letter of Credit until the date of payment in full thereof at a rate per annum equal to (A) prior to the date that is 3 Domestic Business Days after the date of the related payment by the Agent, the
Base
      Rate and (B) thereafter, the Default Rate; and

                  (iii) in order to implement the foregoing, upon the occurrence of a draw under any Letter of Credit, unless the Agent is reimbursed in accordance with subsection (i) above, the Borrowers irrevocably authorize
      the Agent to treat such nonpayment as a Notice of Borrowing in the amount of such Reimbursement Obligation and to make Loans to the relevant Borrower in such amount regardless of whether the conditions precedent to
      the making of Loans hereunder have been met. The Borrowers further authorize the Agent to credit the proceeds of such Loan so as to immediately eliminate the liability of the relevant Borrower for Reimbursement Obligations under such Letter of Credit.

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            (b) Duties of the Agent. Any action taken or omitted to be taken by
the Agent in connection with any Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put the Agent under any resulting liability to any Bank, or assuming that the Agent has complied with the procedures specified in Section 3.04 and such Bank has not given a notice contemplated by Section 3.06(a) that continues in full force and effect, relieve that Bank of its obligations hereunder to the Agent. In determining whether to pay under any Letter of Credit, the Agent shall have no obligation relative to the Banks other than to confirm that any documents required to have been delivered under such Letter of Credit appear to comply on their face, with the requirements of such Letter of Credit.

            SECTION 3.06. Participations.

            (a) Purchase of Participations. Immediately upon issuance by the Agent of any Letter of Credit in accordance with the procedures set forth in
Section 3.04, each Bank shall be deemed to have irrevocably and unconditionally purchased and received from the Agent, without recourse or warranty, an undivided interest and participation, to the extent of such Bank's share of the
Aggregate Commitments, in such Letter of Credit; provided, that a Letter of Credit shall not be entitled to the benefits of this Section 3.06 if the Agent shall have received written notice from any Bank on or before the Domestic Business Day immediately prior to the date of the Agent's issuance of such Letter of Credit that one or more of the conditions contained in Section 3.03 or
Article IV is not then satisfied, and, in the event the Agent receives such a notice, it shall have no further obligation to issue any Letter of Credit until such notice is withdrawn by that Bank or until the Required Banks have effectively waived such condition in accordance with the provisions of this Agreement.

            (b) Sharing of Letter of Credit Payments. In the event that the Agent makes any payment under any Letter of Credit for which the relevant Borrower shall not have repaid such amount to the Agent pursuant to Section 3.07 or which cannot be paid by a Loan pursuant to subsection (iii) of Section
3.05,
the Agent shall promptly notify each Bank of such failure, and each Bank shall promptly and unconditionally pay to the Agent such Bank's share of the Aggregate
Commitments of the amount of such payment in Dollars and in same day funds. If the Agent so notifies such Bank prior to 10:00 A.M. (Atlanta, Georgia time) on any Domestic

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Business Day, such Bank shall make available to the Agent its ratable share of the amount of such payment on such Domestic Business Day in same day funds. If and to the extent such Bank shall not have so made its ratable share of the amount of such payment available to the Agent, such Bank agrees to pay to the Agent forthwith on demand such amount together with interest thereon, for each day from the date such payment was first due until the date such amount is paid to the Agent at the Base Rate for the first 3 days and thereafter at the Default
Rate. The failure of any Bank to make available to the Agent its ratable share of any such payment shall neither relieve nor increase the obligation of any other Bank hereunder to make available to the Agent its ratable share of any payment on the date such payment is to be made.

            (c) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Agent has received any payments from the Banks pursuant to this Section 3.06, it shall promptly pay to each Bank which has funded its participating interest therein, in Dollars and in the kind of funds so received, an amount equal to such Bank's ratable share thereof. Each such payment shall be made by the Agent on the Domestic Business Day on which the funds are paid to such Person, if received prior to 10:00 am. (Atlanta, Georgia time) on such Domestic Business Day, and otherwise on the next succeeding Domestic Business Day.

            (d) Documentation. Upon the request of any Bank, the Agent shall furnish to such Bank copies of any Letter of Credit, Letter of Credit Application Agreement and other documentation relating to Letters of Credit issued pursuant to this Agreement.

            (e) Obligations Irrevocable. The obligations of the Banks to make payments to the Agent with respect to a Letter of Credit shall be irrevocable, not subject to any qualification or exception whatsoever and shall be made in accordance with, but not subject to, the terms and conditions of this Agreement under all circumstances (assuming that the Agent has issued such Letter of Credit in accordance with Section 3.04 and such Bank has not given a notice contemplated by Section 3.06(a) that continues in full force and effect), including, without limitation, any of the following circumstances:

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                  (i)   any lack of validity or enforceability of
      this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, set-off, defense or other right which either Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit
(or
      any Person for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                  (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (v) payment by the Agent under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (vi) payment by the Agent under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Agent; or

                  (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Agent.

            SECTION 3.07. Payment of Reimbursement Obligations.

            (a) Payments to Issuing Bank. Each Borrower agrees to pay to the Agent the amount of all Reimbursement Obligations, interest and other amounts payable to the Agent under or in connection with any Letter of Credit issued for either Borrower's account immediately when due, irrespective of:

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                  (i)   any lack of validity or enforceability of
      this Agreement or any of the other Loan Documents;

                  (ii) the existence of any claim, set-off, defense or other right which either Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit
(or
      any Person for whom any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions;

                  (iii) any draft, certificate or any other document presented under the Letter of Credit proves to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                  (v) payment by the Agent under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (vi) payment by the Agent under any Letter of Credit against presentation of any draft or certificate that does not comply with the terms of such Letter of Credit, except payment resulting from the gross negligence or willful misconduct of the Agent; or

                  (vii) any other circumstances or happenings whatsoever, whether or not similar to any of the foregoing, except circumstances or happenings resulting from the gross negligence or willful misconduct of the Agent.

            (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrower received by the Agent with respect to a Letter of Credit and distributed by the Agent to the Banks on account of their participations is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, each Bank that received such distribution shall, upon demand by such Agent, contribute such Bank's ratable share of the amount set aside,

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avoided or recovered together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it.

            SECTION 3.08. Compensation for Letters of Credit and
Agent Reporting Requirements.

            (a) Letter of Credit Fees and Fronting Fees. The Borrowers shall pay
to the Agent with respect to each Letter of Credit issued hereunder (i) a letter
of credit fee ("Letter of Credit Fee") equal to the Applicable Margin in effect
from time to time for Euro-Dollar Loans multiplied by the face amount of such Letter of Credit and (ii) to the Agent, solely for its own account, a fronting fee (the "Fronting Fee") equal to 0.125% per annum of the face amount. The Letter of Credit Fee and the Fronting Fee shall be payable on the Domestic Business Day on which such Letter of Credit is issued. Letter of Credit Fees and
Fronting Fees payable hereunder shall be computed on the basis of a year of
360
days and paid for the actual number of days elapsed (including the first day but excluding the last day). The Agent shall promptly remit such Letter of Credit Fees, when paid, to the Banks in accordance with their ratable shares of the Aggregate Commitments.

            (b) Agent Charges. The Borrowers shall pay to the Agent, solely for its own account, the standard charges assessed by the Agent in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit issued hereunder, which charges shall be those typically charged by the Agent to its customers generally having credit and other characteristics similar to the Borrowers, as determined in good faith by the Agent.

            SECTION 3.09. Indemnification; Exoneration.

            (a) Indemnification. In addition to amounts payable as elsewhere provided in this Article III, the Borrowers shall protect, indemnify, pay and save the Agent and each Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which the Agent, or any Bank may incur or be subject to as a consequence of the issuance of any Letter of Credit for either Borrower's account other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction.

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            (b) Assumption of Risk by Borrowers. As between the Borrowers, the
Agent and the Banks, the Borrowers assume all risks of the acts and omissions of, or misuse of the Letters of Credit issued for either Borrower's account by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent and the Banks shall not be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged,
(ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason, (iii) failure of the beneficiary of a Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit, (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher, for errors in interpretation of technical terms, (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof, (vii) the misapplication by the beneficiary of a Letter of
Credit of the proceeds of any drawing under such Letter of Credit; and (viii) any consequences arising from causes beyond the control of the Agent and the Banks.

            (c) Exoneration. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Agent under or in connection with the Letters of Credit or any related certificates if taken or omitted in good faith and with reasonable care, shall not put the Agent or any Bank under any resulting liability to the Borrowers or relieve the Borrowers of any of its obligations hereunder to any such Person.

            SECTION 3.10. Credit Yield Protection; Capital Adequacy. If the adoption after the date hereof of any applicable law, statute, rule, regulation, ordinance, writ, injunction, decree, order, judgment, guideline or decision of any Authority ("Governmental Rule"), any change after the date hereof in any interpretation or administration of any applicable Governmental Rule by any Person charged with its interpretation

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or administration or compliance by the Agent or any Bank (or its Lending
Office)
with any request or directive (whether or not having the force of law) of any such Person:

            (a) shall subject the Agent or any Bank (or its Lending Office) to any tax (other than overall net income taxation or franchise taxes), duty
      or other charge with respect to any amount drawn on any Letter of Credit or its obligation to make any payment under the Letters of Credit, or to maintain the Letters of Credit, or shall change the basis of taxation (other than overall net income taxation or franchise taxes) of payments to
      the Agent or any Bank (or its Lending Office) of any amounts due under this Agreement or any amount drawn on the Letters of Credit; or

            (b) shall impose, modify or deem applicable any reserve
(including,
      without limitation, any imposed by the Board of Governors of the Federal Reserve System or any Person regulating insurance activities or insurance
      companies), special deposit or similar requirements against assets of, deposits with or for the account of, credit extended by, letters of credit
      issued or maintained by, or collateral subject to a lien in favor of the Agent or any Bank (or its Lending Office), or shall impose on the Agent
or
      any Bank (or its Lending Office) any other condition affecting any amount drawn on the Letters of Credit, or its obligation to make any payment under the Letters of Credit, as the case may be, or to maintain the Letters of Credit; then the remaining provisions of this Section 3.10 shall apply. If the result of any of the foregoing (without regard to whether the Agent or any Bank shall have sold participations in its respective obligations under this Agreement) is to increase the cost to
or
      to impose a cost on the Agent or any Bank (or its Lending Office) of making or maintaining any amounts payable hereunder, of maintaining the Letters of Credit, or to reduce the amount of any sum received or receivable by the Agent or any Bank (or its Lending Office) under any Letter of Credit, then:

                  (i) the Agent or such Bank shall promptly deliver to the
            Borrowers a certificate stating the change which has occurred or the reserve requirements or other conditions which have been imposed on the Agent or such Bank (or its Lending Office) or the

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            request, direction or requirement with which it has
            complied, together with the date hereof; and

                  (ii) the Borrowers shall pay to the Agent or such Bank within
            15 days of written request (which request shall state the amount of increased cost, reduction or payment and the way in which such amount has been calculated), such amount or amounts as will compensate the Agent or such Bank for the additional cost, reduction
            of return or payment incurred by the Agent or such other Bank; provided, that the Borrowers shall have no liability for amounts related to periods earlier than 90 days prior to the date of such written request. The written request of the Agent or such Bank as to
            the additional amounts payable pursuant to this paragraph delivered to the Borrowers shall be conclusive evidence of the amount thereof in the absence of manifest error.

            (c) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending
Office)
      with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of
      reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an
      amount deemed by such Bank to be material, then from time to time, within
      15 days after demand by such Bank, the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, that the Borrowers shall have no liability for amounts related to periods earlier than 90 days prior to the date of such
      written request.

            (d) Each Bank will promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section
and
      will designate a different Lending Office if such designation will avoid the

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      need for, or reduce the amount of, such compensation and will not, in the
      judgment of such Bank, be otherwise disadvantageous to such Bank. A certificate of any Bank claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder
      shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

            (e) The provisions of this Section 3.10 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

                                   ARTICLE IV

                            CONDITIONS TO BORROWINGS

            SECTION 4.01. Conditions to Closing. The obligation of the Agent and each Bank to enter into this Agreement is subject to the satisfaction of the conditions set forth in Section 4.02 and receipt by the Agent of the following (as to the documents described in paragraphs (a), (d), (e) and (f) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Agent):

            (a) from each of the parties hereto of either (i) a duly executed counterpart of this Agreement signed by such party or (ii) a facsimile transmission of such executed counterpart, with the original to be sent to
      the Agent by overnight courier;

            (b) a duly executed Syndicated Loan Note for the account of each Bank and a duly executed Swing Loan Note for the account of Wachovia, in each case complying with the provisions of Section 2.03;

            (c) evidence of perfected filings of UCC Financing Statements in connection with the Security Agreements in form and substance acceptable to the Agent;

            (d) an opinion letter (together with any opinions of local counsel relied on therein) of Long, Aldridge & Norman,

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      counsel for the Borrowers, dated as of the Closing Date, substantially in
      the form of Exhibit B and covering such additional matters relating to the transactions contemplated hereby as the Agent or any Bank may reasonably request;

            (e) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Agent, dated as of the Closing Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Agent may reasonably request;

            (f) a certificate (the "Closing Certificate") substantially in the form of Exhibit I), dated as of the Closing Date, signed by a principal financial officer of each of the Borrowers, to the effect that (i) no Default has occurred and is continuing on the Closing Date and (ii) the representations and warranties of the Borrowers contained in Article V are
      true on and as of the Closing Date;

            (g) Landlord Agreements with respect to SEDI for its (i) the City of
      Industry, California location, and (ii) Dauphin County, Pennsylvania, along with copies of the executed leases therefor;

            (h) a certificate of insurance respecting all insurance coverage required by the Security Agreements in forms and substance acceptable to the Agent;

            (i) judgment, tax and UCC lien searches with respect to the Collateral and releases of all liens other than Permitted Encumbrances;

            (j) all documents which the Agent or any Bank may reasonably request relating to the existence of the Borrowers, the corporate authority for and the validity of this Agreement, the Notes, and the other Loan Documents, and any other matters relevant hereto, all in form and substance satisfactory to the Agent, including, without limitation, a certificate of each of the Borrowers substantially in the form of
Exhibit
      J (the "Officer's Certificate"), signed by the Secretary or an Assistant Secretary of such Borrower, certifying as to the names, true signatures and incumbency of the officer or officers of such Borrower authorized to execute and deliver the Loan Documents, and certified copies of the following items: (i) such Borrower's Certificate of

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      Incorporation, (ii) such Borrower's Bylaws, (iii) a certificate of the
      Secretary of State of the State of Georgia as to the good standing of such
      Borrower, respectively, and (iv) the action taken by the Board of Directors of such Borrower authorizing such Borrower's execution, delivery
      and performance of this Agreement, the Notes and the other Loan
Documents
      to which such Borrower is a party;

            (k)   a Notice of Borrowing and a Borrowing Base
      Certificate;

            (l) an executed Security Agreement from each Borrower and each Domestic Subsidiary, and an executed Guarantee from each Domestic Subsidiary substantially in the form of

      Exhibit O;

            (m)   an executed FINOVA Intercreditor Agreement;

            (n) receipt by the Agent of a telephone instruction letter, concerning requests for Loans hereunder, to be substantially in the form of Exhibit L attached hereto; and

            (o) payment of (i) fees owed to the Agent pursuant to Section 2.06(b) hereof, and (ii) the Agent's attorney fees and expenses incurred in connection with this Agreement.

In addition, if either Borrower desires funding of a Euro-Dollar Loan on the Closing Date, the Agent shall have received, the requisite number of days prior to the Closing Date, a funding indemnification letter satisfactory to it, pursuant to which (i) the Agent and such Borrower shall have agreed upon the interest rate, amount of Borrowing and Interest Period for such Euro- Dollar Loan, and (ii) such Borrower shall indemnify the Banks from any loss or expense arising from the failure to close on the anticipated Closing Date identified in such letter or the failure to borrow such Euro-Dollar Loan on such date.

            SECTION 4.02. Conditions to All Borrowings. The obligation of each Bank to make a Syndicated Loan on the occasion of each Borrowing, or of Wachovia to make a Swing Loan or of the Agent to issue a Letter of Credit is subject to the satisfaction of the following conditions:

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            (a) receipt by the Agent of a Notice of Borrowing or notice pursuant
      to Section 3.04(b) of a request for a Letter of Credit, accompanied by a Letter of Credit Application Agreement and any other documents required pursuant to

      Section 3.03(a).

            (b) the fact that, immediately before and after such Borrowing or Letter of Credit Issuance, as applicable, no Default shall have occurred and be continuing;

            (c) the fact that the representations and warranties of the Borrowers contained in Article V of this Agreement shall be true on and as
      of the date of such Borrowing; and

            (d) the fact that, immediately after such Borrowing or issuance of a
      Letter of Credit, the conditions set forth in clauses (i) and (ii) of
      Section 2.01 shall have been

      satisfied.

Each Syndicated Borrowing, each Swing Borrowing and each request for the issuance of a Letter of Credit hereunder shall be deemed to be a representation and warranty by the Borrowers on the date of such Borrowing as to the truth and accuracy of the facts specified in paragraphs (b), (c) and (d) of this Section.

                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

            Each of the Borrowers represents and warrants that:

            SECTION 5.01. Corporate Existence and Power. Such Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, the failure to qualify could have a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

            SECTION 5.02. Corporate and Governmental
Authorization;
No Contravention. The execution, delivery and performance by such Borrower of this Agreement, the Notes and the other Loan

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Documents (i) are within such Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or by-laws of such Borrower or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower or any of its Subsidiaries, and (v) do not result in the creation or imposition of any Lien on any asset of such Borrower or any of its Subsidiaries.

            SECTION 5.03. Binding Effect. This Agreement constitutes a valid and binding agreement of such Borrower enforceable in accordance with its terms, and the Notes and the other Loan Documents executed by such Borrower, when executed and delivered in accordance with this Agreement, will constitute valid and binding obligations of such Borrower enforceable in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

            SECTION 5.04. Financial Information. (a) The consolidated balance sheet of the Borrowers and the Consolidated Subsidiaries as of June 30, 1999 and the related consolidated statements of income, shareholders' equity and cash flows for the Fiscal Year then ended, reported on by Deloitte & Touche LLP, copies of which have been delivered to each of the Banks, and the unaudited consolidated financial statements of the Borrowers for the interim period ended
June 30, 1999 copies of which have been delivered to each of the Banks, fairly present, in conformity with GAAP, the consolidated financial position of the Borrowers and their Consolidated Subsidiaries as of such dates and their consolidated results of operations and cash flows for such periods stated.

            (b) Since June 30, 1999 there has been no event, act, condition or occurrence having a Material Adverse Effect.

            SECTION 5.05. No Litigation. There is no action, suit or proceeding pending, or to the knowledge of such Borrower threatened, against or affecting the Borrowers or any of the Subsidiaries before any court or arbitrator or any governmental

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body, agency or official which, if adversely determined, could have a Material
Adverse Effect or which in any manner draws into question the validity of or could impair the ability of the Borrowers to perform their respective obligations under, this Agreement, the Notes, the Letter of Credit Application Agreements or any of the other Loan Documents executed by either of them.

            SECTION 5.06. Compliance with ERISA. (a) The Borrowers and each member of the Controlled Group have fulfilled their obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

            (b) Neither of the Borrowers nor any member of the Controlled Group is or ever has been obligated to contribute to any Multiemployer Plan.

            SECTION 5.07. Compliance with Laws; Payment of Taxes. The Borrowers and the Subsidiaries are in compliance with all applicable laws, regulations and similar requirements of governmental authorities, except where such compliance is being contested in good faith through appropriate proceedings or where a failure to comply could not have a Material Adverse Effect. There have been filed on behalf of the Borrowers and the Subsidiaries all Federal, state and local income, excise, property and other tax returns which are required to be filed by them and all taxes due pursuant to such returns or pursuant to any assessment received by or on behalf of the Borrowers or any Subsidiary have been paid. The charges, accruals and reserves on the books of the Borrowers and the Subsidiaries in respect of taxes or other governmental charges are, in the opinion of the Borrowers, adequate. United States income tax returns of the Borrowers and the Subsidiaries have been examined and closed through the Fiscal
Year ended 1993.

            SECTION 5.08. Subsidiaries. Each of the Borrowers' respective Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, failure to qualify could have a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now

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conducted. The Borrowers have no Subsidiaries except for those Subsidiaries listed on Schedule 5.08, which accurately sets forth, by Borrower, each such Subsidiary's complete name and jurisdiction of incorporation.

            SECTION 5.09. Investment Company Act.  Neither of the
Borrowers nor any of the Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            SECTION 5.10. Public Utility Holding Company Act. Neither of the Borrowers nor any of the Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", as such terms are defined in the
Public Utility Holding Company Act of 1935, as amended.

            SECTION 5.11. Ownership of Property; Liens. Each of the Borrowers and their Consolidated Subsidiaries has title to its properties sufficient for the conduct of its business, and none of such property is subject to any Lien except as permitted in Section 6.18.

            SECTION 5.12. No Default. Neither of the Borrowers nor any of their
Consolidated Subsidiaries is in default under or with respect to any agreement, instrument or undertaking to which it is a party or by which it or any of its property is bound which default could have or cause a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

            SECTION 5.13. Full Disclosure. All information heretofore furnished by the Borrowers to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all such information hereafter furnished by the Borrowers to the Agent or any Bank will be, true, accurate and complete in every material respect or based on reasonable estimates on the date as of which such information is stated or certified. The Borrowers have disclosed to the Banks in writing any and all facts which could have or cause a Material Adverse Effect.

            SECTION 5.14. Environmental Matters.  (a) Neither the
Borrowers nor any Subsidiary is subject to any Environmental
Liability which could have or cause a Material Adverse Effect and

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neither the Borrowers nor any Subsidiary has been designated as a potentially responsible party under CERCLA or under any state statute similar to CERCLA. None of the Properties has been identified on any current or proposed (i) National Priorities List under 40 C.F.R. ss. 300, (ii) CERCLIS list or (iii) any list arising from a state statute similar to CERCLA.

            (b) To the Borrowers' knowledge, no Hazardous Materials have been or are being used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed or otherwise handled at, or shipped or transported to or from the Properties or are otherwise present at, on, in or under the Properties, or, to the best of the knowledge of the Borrowers, at or from any adjacent site or facility, except for Hazardous Materials, such as cleaning solvents, pesticides and other materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed of, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

            (c) Each of the Borrowers, and each of the Subsidiaries and Affiliates, has procured all Environmental Authorizations necessary for the conduct of its business, and is in material compliance with all Environmental Requirements in connection with the operation of the Properties and the Borrowers', and each of their Subsidiary's and Affiliate's, respective businesses.

            SECTION 5.15. Capital Stock. All Capital Stock, debentures, bonds, notes and all other securities of the Borrowers and the Subsidiaries presently issued and outstanding are validly and properly issued in accordance with all applicable laws, including, but not limited to, the "Blue Sky" laws of all applicable states and the federal securities laws. The issued shares of Capital
Stock of the Borrowers' respective Wholly Owned Subsidiaries are owned by the Borrowers free and clear of any Lien or adverse claim. At least a majority of the issued shares of capital stock of each of each Borrower's other Subsidiaries
(other than Wholly Owned Subsidiaries) is owned by such Borrower free and clear of any Lien or adverse claim.

            SECTION 5.16. Margin Stock. Neither the Borrowers nor any of the Subsidiaries is engaged principally, or as one of its important activities, in the business of purchasing or carrying any Margin Stock, and no part of the proceeds of any Loan will be

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used to purchase or carry any Margin Stock or to extend credit to others for the
purpose of purchasing or carrying any Margin Stock, or be used for any purpose which violates, or which is inconsistent with, the provisions of Regulation T, U or X.

            SECTION 5.17. Insolvency. After giving effect to the execution and delivery of the Loan Documents and the making of the Loans under this
Agreement:
(i) neither of the Borrowers will (x) be "insolvent," within the meaning of such
term as used in O.C.G.A. ss. 18-2-22 or as defined in ss. 101 of the
"Bankruptcy
Code", or Section 2 of either the "UFTA" or the "UFCA", or as defined or used in
any "Other Applicable Law" (as those terms are defined below), or (y) be unable
to pay its debts generally as such debts become due within the meaning of
Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 6 of the UFCA, or (z) have an unreasonably small capital to engage in any business or transaction, whether current or contemplated, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA; and
(ii)
the obligations of the Borrowers under the Loan Documents and with respect to the Loans will not be rendered avoidable under any Other Applicable Law. For purposes of this Section 5.17, "Bankruptcy Code" means Title 11 of the United States Code, "UFTA" means the Uniform Fraudulent Transfer Act, "UFCA" means the
Uniform Fraudulent Conveyance Act, and "Other Applicable Law" means any other applicable law pertaining to fraudulent transfers or acts voidable by creditors, in each case as such law may be amended from time to time.

            SECTION 5.18. Y2K Plan. The Borrowers have developed and have delivered to the Agent and the Banks a written plan (the "Y2K Plan") for the testing and, if necessary, repair, of all Mission Critical Systems and Equipment in order that they will be Year 2000 Compliant and Ready on or before January 1,
2000. The Borrowers have timely achieved all such tests and repairs as of the dates set forth on the Y2K Plan.

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                                   ARTICLE VI

                                    COVENANTS

            The Borrowers agree that, so long as any Bank has any Commitment hereunder or any amount payable hereunder or under any

Note remains unpaid:

            SECTION 6.01. Information. The Borrowers will deliver to each of the Banks:

            (a) as soon as available and in any event within 90 days after the end of each Fiscal Year, a consolidated balance sheet of the Borrowers and the Consolidated Subsidiaries as of the end of such Fiscal Year and the related consolidated statements of income, shareholders' equity and cash flows for such
Fiscal Year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by Deloitte & Touche LLP or other independent public accountants of nationally recognized standing, with such certification to be free of exceptions and qualifications not acceptable to the
Required Banks;

            (b) as soon as available and in any event within 30 days after the end of each of the first 12 Fiscal Months of each Fiscal Year, consolidated and consolidating balance sheets of the Borrowers and the Consolidated Subsidiaries as of the end of such Fiscal Month and the related statement of income and statement of cash flows for such Fiscal Month and for the portion of the Fiscal
Year ended at the end of such Fiscal Month setting forth in each case in comparative form the figures for the corresponding Fiscal Month and the corresponding portion of the previous Fiscal Year, all certified (subject to normal year-end adjustments) as to fairness of presentation, GAAP and consistency by the chief financial officer or the chief accounting officer of each of the Borrowers;

            (c) simultaneously with the delivery of each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit H (a "Compliance Certificate"), of the chief financial officer or the chief accounting officer of each of the Borrowers
(i) setting forth in reasonable detail the calculations required to establish whether the Borrowers were in compliance with the requirements of Sections 6.05,
6.15, 6.18, and 6.20 through 6.24, inclusive, on

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the date of such financial statements and (ii) stating whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrowers are taking or proposes to take with respect thereto;

            (d) simultaneously with the delivery of each set of annual financial statements referred to in paragraph (a) above, a statement of the firm of independent public accountants which reported on such statements to the effect that nothing has come to their attention to cause them to believe that any Default existed on the date of such financial statements;

            (e) as soon as practicable, but in any event on or before 10 days after the end of each Fiscal Month, a status report, certified by a duly authorized officer of each of the Borrowers, showing (i) the aggregate dollar value of the items comprising the Accounts Receivable and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items to show any which are subject to a Lien under any of the
Distributor Agreements, and otherwise segregating such items in such manner and to such degree as the Agent may request), (ii) the type, dollar value and location of the Inventory as at the end of the preceding Fiscal Month, valued at the lower of FIFO cost or market value (segregating such items to show separately those which are (x) subject to a Lien under any of the Distributor Agreements, (y) are the subject of an invoice to such Borrower from the seller thereof dated more than 90 days prior to the date of such report and (z) were manufactured more than 365 days prior to the date of such report) and (iii) the aggregate dollar value of the items comprising the accounts payable of the Borrowers and the age of each individual item thereof as of the last day of the preceding Fiscal Month (segregating such items in such manner and to such degree as the Agent may request);

            (f) at the end of each calendar week (i) a Borrowing Base Certificate (a "Borrowing Base Certificate") in substantially the form of Exhibit F, setting forth the calculations of the Borrowing Base, as of such date as of the date of report submission, certified as to truth and accuracy by a duly authorized officer of each of the Borrowers; (ii) (a) during the existence of a Default or Event of Default, confirmatory assignment schedules; (b) copies of Account Debtor invoices; and (c) such further schedules, documents and/or

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information regarding the Accounts Receivable as the Agent may require; and
(iii) (a) a detailed aging schedule of all Accounts Receivable by Account Debtor, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request, (b) a detailed aging of all accounts payable by vendor or supplier, in such detail, and accompanied by such supporting information, as the Agent may from time to time reasonably request (The items to be provided under this Section shall be in form satisfactory to the Agent, and certified as true and correct by the Borrower's chief financial officer or president, and delivered to the Agent and the other Lenders from time to time solely for the Agent's and the other Lenders' convenience in maintaining records of the Collateral. The Borrower's failure to deliver any of such items to the Agent or the other Lenders shall not affect, terminate, modify, or otherwise limit the Agent's security interests in the Collateral);

            (g) within 5 Domestic Business Days after either Borrower becomes aware of the occurrence of any Default, a certificate of the chief financial officer or the chief accounting officer of each of the Borrowers setting forth the details thereof and the action which the Borrowers are taking or proposes to take with respect thereto;

            (h) promptly upon the mailing thereof to the shareholders of the Borrowers generally, copies of all financial statements, reports and proxy statements so mailed;

            (i) promptly upon the filing thereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and annual, quarterly or monthly reports which the Borrowers shall have filed with the Securities and Exchange Commission;

            (j) if and when any member of the Controlled Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, a copy of such notice; or (iii) receives

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notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, a copy of such notice; and

            (k) from time to time such additional information regarding the financial position or business of the Borrowers and the Subsidiaries as the Agent, at the request of any Bank, may reasonably request.

            SECTION 6.02. Inspection of Property, Books and Records. The Borrowers will (i) keep, and cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries in conformity with GAAP, subject to Section 1.02, shall be made of all dealings and transactions in relation to its business and activities; and (ii) permit, and cause each Subsidiary to permit, representatives of any Bank at such Bank's expense prior to the occurrence of a Default (except as provided below with respect to field examinations) and at the Borrowers' expense after the occurrence of a Default to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants. The foregoing shall include but not be limited to field examinations with respect to the Accounts and the Inventory, the reasonable and customary costs of which shall be borne by the Borrowers, whether or not a Default exists, but, so long as no Default exists, the Borrowers shall not be obligated to bear expenses for field examinations performed more frequently than once in each Fiscal Quarter. The Borrowers agree to cooperate and assist in such visits and inspections, in each case at such reasonable times during normal business hours and as often as may reasonably be desired.

            SECTION 6.03. Maintenance of Existence and Management. The Borrowers shall, and shall cause each Subsidiary to, (i) maintain its corporate existence and carry on its business in substantially the same manner and in substantially the same fields as such business is now carried on and maintained and (ii) maintain Senior Management reasonably acceptable to the Banks in keeping with their bylaws (and the Banks acknowledge that present Senior Management is acceptable as of the Closing Date).

            SECTION 6.04. Dissolution. Neither the Borrowers nor any of the Subsidiaries shall suffer or permit dissolution or

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liquidation either in whole or in part or redeem or retire any shares of its own
stock or that of any Subsidiary, except through corporate reorganization to the extent permitted by Section 6.05.

            SECTION 6.05. Consolidations, Mergers and Sales of Assets. The Borrowers will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) either Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) such Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) the Borrowers may merge with one another and Subsidiaries of the Borrowers may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (A) transfers of Accounts to insurers permitted by Section 6.26 or
(B)
during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued, during such Fiscal Quarter and the immediately preceding 3 Fiscal Quarters, either (x) constituted more than 2% of
Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 2% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal
Quarter.

            SECTION 6.06. Use of Proceeds. No portion of the proceeds of the Loans will be used by the Borrowers or any Subsidiary (i) in connection with, whether directly or indirectly, any tender offer for, or other acquisition of, stock of any corporation with a view towards obtaining control of such other corporation, unless such tender offer or other acquisition is to be made on a negotiated basis with the approval of the Board of Directors of the Person to be acquired, and the provisions of Section 6.17 would not be violated, (ii) directly or indirectly, for the purpose, whether immediate, incidental or

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ultimate, of purchasing or carrying any Margin Stock, or (iii) for any purpose in violation of any applicable law or regulation.

            SECTION 6.07. Compliance with Laws; Payment of Taxes. The Borrowers will, will cause each of the Subsidiaries to and will use its best effort to cause each member of the Controlled Group to, comply with applicable laws (including but not limited to ERISA), regulations and similar requirements of governmental authorities (including but not limited to PBGC), except where the necessity of such compliance is being contested in good faith through appropriate proceedings diligently pursued. The Borrowers will, and will cause each of the Subsidiaries to, pay promptly when due all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a lien against the property of the Borrowers or any Subsidiary, except liabilities being contested in good faith and against which, if requested by the Agent (acting at the direction of the Required Banks), the Borrowers will set up reserves in accordance with GAAP.

            SECTION 6.08. Insurance. In addition to and cumulative with any other requirements herein imposed on each Borrower with respect to insurance under the Security Agreements, each Borrower shall maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, but in any event to include loss, damage, flood, windstorm, fire, theft, extended coverage and product liability insurance in amounts satisfactory to the Agent, which such insurance shall not be cancelable by either Borrower, unless with the prior written consent of the Agent, or by such Borrower's insurer, unless with at least ten (10) days advance written notice to the Agent thereof. Each Borrower shall file with the Agent upon its request a detailed list of such insurance then in effect stating the names of the insurance companies, the amounts and rates of insurance, the date of expiration thereof, the properties and risks covered thereby and the insured with respect thereto, and, within thirty (30) days after notice in writing from the Agent, obtain such additional insurance as the Agent may reasonably request necessary to maintain insurance on Inventory in an amount equal to the full insurable value thereof.

            SECTION 6.09. Change in Fiscal Year. The Borrowers will not change their Fiscal Year without the consent of the Required Banks.

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            SECTION 6.10. Maintenance of Property. The Borrowers shall, and shall cause each Subsidiary to, maintain all of its properties and assets in good condition, repair and working order, ordinary wear and tear excepted; provided, that each of the Borrowers and each of the Subsidiaries may dispose of used, worn out or obsolete equipment, so long as it obtains such replacements as are reasonably required for its operations.

            SECTION 6.11. Environmental Notices. The Borrowers shall furnish to the Banks and the Agent prompt written notice of all Environmental Liabilities, pending, or, to the extent either of the Borrowers is aware of the same, threatened or anticipated Environmental Proceedings, Environmental Notices, Environmental Judgments and Orders, and Environmental Releases at, on, in, under or in any way affecting the Properties or any adjacent property which, if adversely determined, could have a Material Adverse Effect, and all facts, events, or conditions that could lead to any of the foregoing.

            SECTION 6.12. Environmental Matters. The Borrowers and the Subsidiaries will not, and will not permit any Third Party to, use, produce, manufacture, process, treat, recycle, generate, store, dispose of, manage at, or otherwise handle, or ship or transport to or from the Properties any Hazardous Materials except for Hazardous Materials such as cleaning solvents, pesticides and other similar materials used, produced, manufactured, processed, treated, recycled, generated, stored, disposed, managed, or otherwise handled in minimal amounts in the ordinary course of business in compliance with all applicable Environmental Requirements.

            SECTION 6.13. Environmental Release. The Borrowers agree that upon the occurrence of an Environmental Release at or on any of the Properties it will act immediately to investigate the extent of, and to take appropriate remedial action to eliminate, such Environmental Release, whether or not ordered or otherwise directed to do so by any Environmental Authority.

            SECTION 6.14. Transactions with Affiliates. Neither the Borrowers nor any of the Subsidiaries shall enter into, or be a party to, any transaction with any Affiliate of the Borrowers or such Subsidiary (which Affiliate is not one of the Borrowers or a Wholly Owned Subsidiary), except as permitted by law and in the ordinary course of business and pursuant to reasonable terms which are fully disclosed to the Agent and the Banks, and are no

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less favorable to the Borrowers or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person which is not an Affiliate.

            SECTION 6.15. Restricted Payments. SEDH will not declare or make any
Restricted Payment in any Fiscal Year unless the Agent and the Banks have consented thereto in writing in the exercise of their sole discretion.

            SECTION 6.16. Loans or Advances. Neither the Borrowers nor any of the Subsidiaries shall make loans or advances to any Person except as permitted by Section 6.17 and except: (i) loans or advances to employees not exceeding $250,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on December 31, 1998; (ii) deposits required by government agencies or public utilities; and (iii) loans and advances from one Borrower to the other; provided that after giving effect to the making of any loans, advances or deposits permitted by this Section, and no Default shall be in existence or be created thereby.

            SECTION 6.17. Investments. Neither the Borrowers nor any of the Subsidiaries shall make any Restricted Investments; provided, however, if immediately after giving effect to any SED Argentina Investment either (i) a Default or Event of Default is in existence, or (ii) the Borrowers do not have sufficient availability to borrow at least $10,000,000 in Loans in accordance with the terms of Section 2.01 of this Agreement, then, in either such event, the making of such SED Argentina Investment shall constitute an Event of Default hereunder.

            SECTION 6.18. Negative Pledge. Other than Liens in favor of the Agent and the Banks securing the Obligations and Permitted Encumbrances against the Collateral, neither the Borrowers nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, and the Borrowers shall not permit any Subsidiary which is not a
Borrower to incur any Lien, except the following Liens:

            (a) Liens existing on the date of this Agreement securing Debt outstanding on the date of this Agreement, which are in an aggregate principal amount not exceeding $250,000;

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            (b) any Lien existing on any specific fixed asset of any
corporation
at the time such corporation becomes a Consolidated Subsidiary and not created in contemplation of such event;

            (c) any Lien on any specific fixed asset of any corporation existing at the time such corporation is merged or consolidated with or into one of the Borrowers or a Consolidated Subsidiary and not created in contemplation of such event;

            (d) any Lien existing on any specific fixed asset prior to the acquisition thereof by one of the Borrowers or a Consolidated Subsidiary and not created in contemplation of such acquisition;

            (e) Liens securing Debt owing by any Subsidiary to one of the Borrowers;

            (f) any Lien arising out of the refinancing, extension, renewal or refunding of any Debt secured by any Lien permitted by any of the foregoing paragraphs of this Section, provided that (i) such Debt is not secured by any additional assets, and (ii) the amount of such Debt secured by any such Lien is not increased;

            (g) Liens incidental to the conduct of its business or the ownership of its assets which (i) do not secure Debt and (ii) do not in the aggregate materially detract from the value of its assets or materially impair the use thereof in the operation of its business;

            (h) any Lien on Margin Stock securing Debt not to exceed $100,000;

            (i)   Debt owing to the Borrowers or another Subsidiary;

            (j)   any Lien permitted under any Lien Subordination
Agreement or the FINOVA Intercreditor Agreement; and

            (k) any Lien on any specific fixed asset securing Debt incurred or assumed for the purpose of financing all or any part of the cost of acquiring or constructing such asset, provided that (x) such Lien attaches to such asset concurrently with or within 18 months after the acquisition or completion of construction thereof, (y) such Lien may not secure any other

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indebtedness, and (z) the aggregate outstanding principal amount of all Debt secured by such Liens shall not at any time exceed $1,500,000.

            SECTION 6.19. Restrictions on Ability of Subsidiaries to Pay Dividends. The Borrowers shall not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (i) pay any dividends or make any other distributions on its Capital Stock or any other interest or (ii) make or repay any loans or advances to the Borrowers or the parent of such Subsidiary.

            SECTION 6.20. Leverage Ratio. Tested at the end of each Fiscal Quarter, the Leverage Ratio shall not at any time exceed 3.5 to 1.0.

            SECTION 6.21. Fixed Charge Coverage. Commencing on June 30, 1999, and tested on such date and at the end of each Fiscal Quarter thereafter, the ratio of EBILTDA to Consolidated Fixed Charges shall not at any time be less than the following amounts as of the end of each of the following Fiscal
Quarters:

      Fiscal Quarters Ending                            Ratio

June 30, 1999 through September 30, 1999        1.0 to 1.0

December 31, 1999 through March 31, 2000        1.25 to 1.0

Each Fiscal Quarter thereafter                  1.5 to 1.0

            The foregoing ratio shall be calculated on a cumulative basis for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters; provided, however, for the 3 Fiscal Quarters ending after the Closing
Date, the foregoing ratio shall be calculated as follows: (i) for the first Fiscal Quarter after the Closing Date, times 4, (ii) for the first and second Fiscal Quarters after the Closing Date on a cumulative basis, times 2, and
(iii)
for the first, second and third Fiscal Quarters after the Closing Date on a cumulative basis, times 1.3333.

            SECTION 6.22. Current Ratio.  Tested at the end of

each

Fiscal Quarter, the Borrower will at all times maintain a

Current

Ratio greater than 1.25 to 1.0.

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            SECTION 6.23. Minimum Profitability. Tested at the end
of each Fiscal Quarter, the Borrower's EBITDA shall not be less than $500,000 for such Fiscal Quarter.

            SECTION 6.24. Minimum Consolidated Tangible Net Worth.
Consolidated
Tangible Net Worth will as of June 30, 1999 be not less than $40,000,000, and at all times thereafter will not be less than (x) $40,000,000 plus (y) the sum of
(i) 75% of the cumulative Reported Net Income of the Borrowers and the Consolidated Subsidiaries during any period after March 31, 1999 (taken as one accounting period), calculated monthly at the end of each month (but excluding from such calculations of Reported Net Income for purposes of this clause (i), any month in which the Reported Net Income of the Borrowers and the Consolidated
Subsidiaries is negative), and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after March 31, 1999, calculated monthly at the end of each month.

            SECTION 6.25. Distributor Agreements. The Borrowers will comply in all material respects with each of the Distributor Agreements and, promptly (and in any event within 5 Domestic Business Days) after the effective date thereof, furnish to each of the Banks a true and correct copy of each new Distributor Agreement and each document which extends, renews, amends, supplements or replaces any Distributor Agreement.

            SECTION 6.26. Accounts Receivable. The Borrowers will not sell or otherwise dispose of any of the Accounts Receivable without the prior written consent of the Agent (acting at the direction of the Required Banks) except
(i)
in the ordinary course of business for cash or on open account or on terms of payment ordinarily extended to its customers and (ii) with respect to Accounts the collectibility of which has been insured, transfers to the insurers of defaulted Accounts as to which the insurer has paid or contemporaneously with such transfer is paying the amount due to the Borrowers under the relevant policy on account of such defaulted Accounts. The Borrowers will not allow the Accounts Receivable to be encumbered, except as may be required pursuant to the
HP (US) Agreement. Additionally, the Agent may, at any time in its sole discretion, require the Borrowers to permit the Agent to verify the individual account balances of the individual Account Debtors immediately upon its request therefor. In any event, upon request from the Agent, made at any time hereafter
(but not more frequently than monthly,

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so long as no Default or Event of Default is in existence), the Borrowers shall
furnish the Agent with a then current Account Debtor address list.

            SECTION 6.27. Inventory. Notwithstanding the first sentence of
Section 4.1 of the Security Agreements, the Borrowers may sell, lease, exchange, or otherwise dispose of any of the Inventory as may be required by any of the Distributor Agreements. Notwithstanding Section 4.5 of the Security Agreement, the Borrowers may, without notice to or the consent of the Agent, transfer temporarily (for periods not to exceed 3 months in any event) Inventory from a location under its possession and control to another location at any time or from time to time hereafter for the limited purpose of having work performed on such Inventory if done in the ordinary course of the Borrowers' business. In the event that the Borrowers certify to the Agent in writing that the Borrowers have relocated Inventory from a closed location to another location (provided that the Lien created by the Security Agreements is perfected at such new location), then the Agent shall, upon request, file partial releases or terminations of filed UCC financing statements filed with respect to such Inventory at such closed location (but not with respect to any other Collateral which may be perfected thereby).

            SECTION 6.28. Additional Debt. Neither of the Borrowers or any of their Subsidiaries shall incur or permit to exist any Debt other than (i) Debt in the amounts listed on Schedule 6.28, (ii) Debt permitted to be secured by Liens permitted by Section 6.18, (iii) Debt of the types described in clause
(vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of any obligation to a utility or a governmental entity or a worker's compensation obligation; (iv) Debt permitted by the FINOVA Intercreditor Agreement; (v) other Debt not to exceed an aggregate amount outstanding at any time of $500,000; (vi) trade payables arising in the ordinary course of business; (vii) Investments in Subsidiaries consisting of Debt excluded under the definition of "Restricted Investment"; and (viii) Debt consisting of a Guarantee by SEDH of SED's obligations to purchase certain equity interests in SED Magna such investment amount permitted under the definition of "Restricted Investment."

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            SECTION 6.29. Post-Closing Matters. The Borrowers agree that on or before September 30, 1999, the Borrowers shall have delivered to the Agent (i) executed pledge agreements (satisfactory to the Agent in all respects), blank stock powers, and original stock certificates whereby the Borrowers' equity interests in each Foreign Subsidiary becomes subject to the Agent's first priority perfected security interest as a part of the Collateral (provided that the Agent's security interest therein shall not exceed the Foreign Equity Lien Limitation for any Foreign Subsidiary), and (ii) Landlord's Agreements for the Borrowers' California and Pennsylvania locations.

            SECTION 6.30. Y2K Compliance. The Borrowers shall take, and cause their Domestic Subsidiaries to take, all actions reasonably necessary in order to become Y2K Compliant and Ready on or before January 1, 2000. In any event, and without limiting the Borrowers obligations set forth in the preceding sentence, the Borrowers shall cause all Mission Critical Systems and Equipment to be Y2K Compliant and Ready on or before February 15, 2000.

                                   ARTICLE VII

                                    DEFAULTS

            SECTION 7.01. Events of Default. If one or more of the following events ("Events of Default") shall have occurred and be continuing:

            (a) either of the Borrowers shall fail to pay when due any principal of any Loan or any Reimbursement Obligation, shall fail to pay any interest on any Loan within 5 Domestic Business Days after such interest shall become due, or shall fail to pay any fee or other amount payable hereunder within 5 Domestic Business Days after such fee or other amount becomes due; or

            (b) either of the Borrowers shall fail to observe or perform any covenant contained in Sections 6.01(g), 6.02(ii), 6.03 through 6.06, inclusive, Sections 6.15 through 6.17, inclusive, or Sections 6.19 through
      6.24, inclusive, 6.26 through 6.28, inclusive, or any covenant (beyond any applicable cure period) contained in any Loan Document; or

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            (c) either of the Borrowers shall fail to observe or perform any covenant or agreement contained or incorporated by reference in this Agreement (other than those covered by paragraph (a) or (b) above) and such failure shall not have been cured within 30 days after the earlier to
      occur of (i) written notice thereof has been given to the Borrowers by the
      Agent at the request of any Bank or (ii) either of the Borrowers otherwise becomes aware of any such failure; or

            (d) any representation, warranty, certification or statement made by either of the Borrowers in Article V of this Agreement or in any Loan Document, certificate, financial statement or other document delivered pursuant to this Agreement shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or

            (e) either of the Borrowers or any Subsidiary shall fail to make any
      payment in respect of Debt in an aggregate amount outstanding of
$500,000
      or more (other than the Notes) when due or within any applicable grace period; or

            (f) any event or condition shall occur which results in the acceleration of the maturity of Debt in an aggregate amount outstanding of
      $500,000 or more of either of the Borrowers or any Subsidiary
(including,
      without limitation, any required mandatory prepayment or "put" of such Debt to either of the Borrowers or any Subsidiary) or enables (or, with the giving of notice or lapse of time or both, would enable) the holders of such Debt or commitment or any Person acting on such holders' behalf to
      accelerate the maturity thereof or terminate any such commitment (including, without limitation, any required mandatory prepayment or
"put"
      of such Debt to either of the Borrowers or any Subsidiary); or

            (g) either of the Borrowers or any Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization
or
      other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the
      appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against

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      it, or shall make a general assignment for the benefit of creditors, or shall fail generally, or shall admit in writing its inability, to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

            (h) an involuntary case or other proceeding shall be commenced against either of the Borrowers or any Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect
or
      seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property,
and
      such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days; or an order for relief shall be entered
      against either of the Borrowers or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

            (i) either of the Borrowers or any member of the Controlled Group shall fail to pay when due any material amount which it shall have become
      liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans shall be filed under Title IV of ERISA by either of the Borrowers, any member of the Controlled Group, any
      plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any such Plan or Plans or a proceeding shall be instituted by a fiduciary of any such Plan or Plans to
      enforce Section 515 or 4219(c)(5) of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist
      by reason of which the PBGC would be entitled to obtain a decree adjudicating that any such Plan or Plans must be terminated; or either of
      the Borrowers or any other member of the Controlled Group shall enter into, contribute or be obligated to contribute to, terminate or incur any
      withdrawal liability with respect to, a Multiemployer Plan; or

            (j) one or more judgments or orders for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against any one,
      or more or all of the Borrowers

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      and the Subsidiaries unsatisfied and unstayed for a period of 30 days; or

            (k) a federal tax lien shall be filed against either of the Borrowers or any Subsidiary under Section 6323 of the Code or a lien of the PBGC shall be filed against either of the Borrowers or any
Subsidiary
      under Section 4068 of ERISA and in either case such lien shall remain undischarged for a period of 25 days after the date of filing; or

            (l) (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of the voting stock of SEDH; or (ii) as of any date a majority of the Board of Directors of
SEDH
      consists of individuals who were not either (A) directors of SEDH as of the corresponding date of the previous year, (B) selected or nominated to
      become directors by the Board of Directors of SEDH of which a majority consisted of individuals described in clause (A), or (C) selected or nominated to become directors by the Board of Directors of SEDH of which
a
      majority consisted of individuals described in clause (A) and individuals described in clause (B); or

            (m) there shall have occurred uninsured damage to, or loss, theft or destruction of, any part of the Collateral, occurring in one or more incidents in which the cost of such uninsured Collateral exceeds
$500,000;

then, and in every such event, (i) the Agent shall, if requested by the Required
Banks, by notice to the Borrowers terminate the Commitments and they shall thereupon terminate, (ii) Wachovia may terminate its obligation to fund Swing Loans, and (iii) the Agent shall, if requested by the Required Banks, by notice to the Borrowers declare the Notes, including the Swing Loan Note (in each case together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents, to be, and the Notes, including the Swing Loan Note (in each case together with accrued interest thereon), and all other amounts payable hereunder and under the other Loan Documents shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers together with interest

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at the Default Rate accruing on the principal amount thereof from and after the
date of such Event of Default; provided that if any Event of Default specified in paragraph (g) or (h) above occurs with respect to either of the Borrowers, without any notice to the Borrowers or any other act by the Agent or the Banks, the Commitments shall thereupon terminate and the Notes, including the Swing Loan Note (in each case together with accrued interest thereon) and all other amounts payable hereunder and under the other Loan Documents shall automatically and without notice become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers together with interest thereon at the Default Rate accruing on the principal amount thereof from and after the date of such Event of Default. In addition, upon the occurrence of an Event of Default, to the extent of any existing Letter of Credit Obligations, the Borrowers shall immediately deposit with the Agent cash collateral in an amount equal to 105% of the aggregate undrawn amount available under all outstanding Letters of Credit, which cash collateral shall be set aside as a collateral reserve for payment of the Reimbursement Obligations relating to Letters of Credit which are subsequently funded. After all Letters of Credit have been canceled and all Reimbursement Obligations have been satisfied, and the Agent has been reimbursed all amounts funded by it with respect thereto, any balance remaining in said collateral reserve may be applied to other amounts owed by the Borrowers hereunder, and, if none, shall be remitted to Borrowers. Notwithstanding the foregoing, the Agent shall have available to it all other remedies under each Loan Document and at law or equity, and shall exercise any one or all of them at the request of the Required Banks.

            SECTION 7.02. Notice of Default. The Agent shall give notice to the
Borrowers of any Default under Section 7.01(c) promptly upon being requested to do so by any Bank and shall thereupon notify all the Banks thereof.

                                  ARTICLE VIII

                                    THE AGENT

            SECTION 8.01. Appointment; Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Agent by the

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terms hereof and thereof, together with such other powers as are reasonably incidental thereto. The Agent: (a) shall have no duties or responsibilities except as expressly set forth in this Agreement and the other Loan Documents, and shall not by reason of this Agreement or any other Loan Document be a trustee for any Bank; (b) shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement or any other Loan Document, or in any certificate or other document referred to or provided for in, or received by any Bank under, this Agreement or any other Loan Document, or for the validity, effectiveness, genuineness, enforceability, perfection, collectibility, or sufficiency of this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or for any failure by either of the Borrowers to perform any of its obligations hereunder or thereunder; (c) shall not be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Loan Document except to the extent requested by the Required Banks, and then only on terms and conditions satisfactory to the Agent, and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Loan Document or any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or wilful misconduct. The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The provisions of this Article VIII are solely for the benefit of the Agent and the
Banks, and the Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and under the other Loan Documents, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for the Borrowers. The duties of the Agent shall be ministerial and administrative in nature, and the Agent shall not have by reason of this Agreement or any other Loan Document a fiduciary relationship in respect of any Bank.

            SECTION 8.02. Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or
Persons, and upon advice and statements of legal counsel,

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independent accountants or other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder and thereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks in any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

            SECTION 8.03. Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default or an Event of Default (other than the nonpayment of principal of or interest on the Loans) unless the Agent has received notice from a Bank or either of the Borrowers specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or an Event of Default, the Agent shall give prompt notice thereof to the Banks.
The Agent shall give each Bank prompt notice of each nonpayment of principal of or interest on the Loans whether or not it has received any notice of the occurrence of such nonpayment. The Agent shall (subject to Section 9.06) take such action hereunder with respect to such Default or Event of Default as shall be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Banks.

            SECTION 8.04. Rights of Agent and its Affiliates as a Bank. With respect to the Loans made by the Agent and any Affiliate of the Agent, Wachovia in its capacity as a Bank hereunder and any Affiliate of the Agent or such Affiliate in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though Wachovia were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include Wachovia in its individual capacity and any
Affiliate of the Agent in its individual capacity. The Agent and any Affiliate of the Agent may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with either of the Borrowers (and any of the Borrowers' Affiliates) as if Wachovia were not acting as the Agent, and the Agent and any Affiliate of the Agent may accept fees and other consideration from the

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Borrowers (in addition to any agency fees and arrangement fees heretofore agreed
to between the Borrowers and the Agent) for services in connection with this Agreement or any other Loan Document or otherwise without having to account for the same to the Banks.

            SECTION 8.05. Indemnification. Each Bank severally agrees to indemnify the Agent, to the extent the Agent shall not have been reimbursed by the Borrowers, ratably in accordance with its Commitment, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, counsel fees and disbursements) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (excluding, unless an Event of Default has occurred and is continuing, the normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or any such other documents; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or wilful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

            SECTION 8.06 Consequential Damages. THE AGENT SHALL NOT BE RESPONSIBLE OR LIABLE TO ANY BANK, THE BORROWERS OR ANY OTHER PERSON OR ENTITY FOR ANY PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

            SECTION 8.07. Payee of Note Treated as Owner. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof shall have been filed with the Agent and the provisions of Section 10.08(c) have been satisfied.
Any requests, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of that

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Note or of any Note or Notes issued in exchange therefor or replacement thereof.

            SECTION 8.08. Nonreliance on Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrowers and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Loan Documents. The Agent shall not be required to keep itself (or any Bank) informed as to the performance or observance by the Borrowers of this Agreement or any of the other Loan Documents or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrowers or any other Person. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder or under the other Loan Documents, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrowers or any other Person (or any of their Affiliates) which may come into the possession of the Agent.

            SECTION 8.09. Failure to Act. Except for action expressly required of the Agent hereunder or under the other Loan Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction by the Banks of their indemnification obligations under Section 8.05 against any and all liability and expense which may be incurred by the Agent by reason of taking, continuing to take, or failing to take any such action.

            SECTION 8.10. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Borrowers and the Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and

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shall have accepted such appointment within 30 days after the retiring Agent's notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Any successor Agent shall be a bank which has a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder.

                                   ARTICLE IX

                      CHANGE IN CIRCUMSTANCES; COMPENSATION

            SECTION 9.01. Basis for Determining Interest Rate
Inadequate or Unfair. If on or prior to the first day of any Interest Period:

            (a) the Agent determines that deposits in Dollars (in the applicable amounts) are not being offered in the relevant market for such Interest Period, or

            (b) the Required Banks advise the Agent that the London Interbank Offered Rate, as determined by the Agent will not adequately and fairly reflect the cost to such Banks of funding the relevant type of
Euro-Dollar
      Loans for such Interest Period,

the Agent shall forthwith give notice thereof to the Borrowers and the Banks, whereupon until the Agent notifies the Borrowers that the circumstances giving rise to such suspension no longer exist, the obligations of the Banks to make the type of Euro- Dollar Loans specified in such notice shall be suspended. Unless the Borrowers notify the Agent at least 2 Domestic Business Days before the date of any Borrowing of such type of Euro-Dollar Loans for which a Notice of Borrowing has previously been given that it elects not to borrow on such date, such Borrowing shall instead be made as a Base Rate Borrowing.

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            SECTION 9.02. Illegality. If, after the date hereof, the adoption of
any applicable law, rule or regulation, or any change therein or any existing or future law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof (any such agency being referred to as an "Authority" and any such event being referred to as a "Change of Law"), or compliance by any Bank (or its Lending Office) with any request or directive (whether or not having the force of law) of any Authority shall make it unlawful or impossible for any Bank (or its Lending Office) to make, maintain or fund its Euro-Dollar Loans and such Bank shall so notify the Agent, the Agent shall forthwith give notice thereof to the other Banks and the Borrowers, whereupon until such Bank notifies the Borrowers and the Agent that the circumstances giving rise to such suspension no longer exist, the obligation of such Bank to make such type of Euro-Dollar Loans shall be suspended. Before giving any notice to the Agent pursuant to this Section, such
Bank shall designate a different Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank shall determine that it may not lawfully continue to maintain and fund any of its outstanding Euro-Dollar Loans to maturity and shall so specify in such notice, the Borrowers shall immediately prepay in full the then outstanding principal amount of each Euro-Dollar Loan of such Bank, together with accrued interest thereon and any amount due such Bank pursuant to Section 9.05(a). Concurrently with prepaying each such Euro-Dollar Loan, the Borrowers shall borrow a Base Rate Loan in an equal principal amount from such Bank (on which interest and principal shall be payable contemporaneously with the related Euro-Dollar Loans of the other Banks), and such Bank shall make such a Base Rate Loan.

            SECTION 9.03. Increased Cost and Reduced Return.  (a)
If after the date hereof, a Change of Law or compliance by any Bank (or its Lending Office) with any request or directive
(whether or not having the force of law) of any Authority:

            (i) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any such requirement included in an applicable Euro-Dollar Reserve Percentage) against assets of, deposits

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      with or for the account of, or credit extended by, any Bank

      (or its Lending Office); or

            (ii) shall impose on any Bank (or its Lending Office) or on the United States market for the London interbank market or any other market used as the basis for any Euro- Dollar Loan any other condition affecting
      its Euro-Dollar Loans, its Notes or its obligation to make Euro-Dollar Loans;

and the result of any of the foregoing is to increase the cost to such Bank (or its Lending Office) of making or maintaining any Loan, or to reduce the amount of any sum received or receivable by such Bank (or its Lending Office) under this Agreement or under its Notes with respect thereto, by an amount deemed by such Bank to be material, then, within 15 days after demand by such Bank (with a copy to the Agent), the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction; provided, that the Borrowers shall have no liability for amounts related to periods earlier than 90 days prior to the date of such written request.

            (b) If any Bank shall have determined that after the date hereof the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof, or compliance by any Bank (or its Lending Office) with any request or directive regarding capital adequacy (whether or not having the force of law) of any Authority, has or would have the effect of reducing the rate of return on such Bank's capital as a consequence of its obligations hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance (taking into consideration such Bank's policies with respect to capital adequacy) by an amount deemed by such Bank to be material, then from time to time, within 15 days after demand by such Bank, the Borrowers shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction.

            (c) Each Bank will promptly notify the Borrowers and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of

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such Bank, be otherwise disadvantageous to such Bank. A certificate of any
Bank
claiming compensation under this Section and setting forth the additional amount or amounts to be paid to it hereunder and calculations in reasonable detail with respect thereto shall be conclusive in the absence of manifest error. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

            (d) The provisions of this Section 9.03 shall be applicable with respect to any Participant, Assignee or other Transferee, and any calculations required by such provisions shall be made based upon the circumstances of such Participant, Assignee or other Transferee.

            SECTION 9.04. Base Rate Loans or Other Euro-Dollar Loans Substituted for Affected Euro-Dollar Loans. If (i) the obligation of any Bank to make or maintain any type of Euro- Dollar Loans has been suspended pursuant to Section
9.02 or (ii) any Bank has demanded compensation under Section 9.03, and the Borrowers shall, by at least 5 Euro-Dollar Business Days' prior notice to such Bank through the Agent, have elected that the provisions of this Section shall apply to such Bank, then, unless and until such Bank notifies the Borrowers that the circumstances giving rise to such suspension or demand for compensation no longer apply:

            (a) all Loans which would otherwise be made by such Bank as Euro-Dollar Loans shall be made instead as Base Rate Loans, and

            (b) after each of its Euro-Dollar Loans has been repaid, all payments of principal which would otherwise be applied to repay such Euro-Dollar Loans shall be applied to repay its Base Rate Loans instead.

            SECTION 9.05. Compensation. Upon the request of any Bank, delivered to the Borrowers and the Agent, the Borrowers shall pay to such Bank such amount or amounts as shall compensate such Bank for any loss, cost or expense incurred by such Bank as a result of:

            (a) any payment or prepayment (pursuant to Section 2.09, 2.10, 7.01,
9.02 or otherwise) of a Euro-Dollar Loan on a date other than the last day of an
Interest Period for such Loan; or

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            (b) any failure by the Borrowers to prepay a Euro- Dollar Loan on the date for such prepayment specified in the relevant notice of prepayment hereunder; or

            (c) any failure by the Borrowers to borrow a Euro- Dollar Loan on the date for the Fixed Rate Borrowing specified in the applicable Notice of Borrowing delivered pursuant to Section 2.02;

such compensation to include, without limitation, with respect to Euro-Dollar Loans, an amount equal to the excess, if any, of (x) the amount of interest which would have accrued on the amount so paid or prepaid or not prepaid or borrowed for the period from the date of such payment, prepayment or failure to prepay or borrow to the last day of the then current Interest Period for such Euro-Dollar Loan (or, in the case of a failure to prepay or borrow, the Interest
Period for such Euro-Dollar Loan which would have commenced on the date of such failure to prepay or borrow) at the applicable rate of interest for such Euro-Dollar Loan provided for herein over (y) the amount of interest (as reasonably determined by such Bank) such Bank would have paid on deposits in Dollars of comparable amounts having terms comparable to such period placed with it by leading banks in the London interbank market.

                                    ARTICLE X

                                  MISCELLANEOUS

            SECTION 10.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including telecopier or similar writing) and shall be given to such party at its address or telecopier number set forth on the signature pages hereof or such other address or telecopier number as such party may hereafter specify for the purpose by notice to each other party. Each such notice, request or other communication shall be effective (i) if given by telecopier, when such telecopy is transmitted to the telecopier number specified in this Section and the confirmation is received, (ii) if given by mail, 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices to the Agent

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under Article II or Article X shall not be effective until
received.

            SECTION 10.02. No Waivers. No failure or delay by the Agent or any Bank in exercising any right, power or privilege hereunder or under any Note or other Loan Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

            SECTION 10.03. Expenses; Documentary Taxes. The Borrowers shall pay
(i) all reasonable out-of-pocket expenses incurred by the Agent, including reasonable fees and disbursements of special outside counsel for the Banks and the Agent, in connection with the preparation of this Agreement and the other Loan Documents, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default or alleged Default hereunder or thereunder and
(ii) if a Default occurs, all reasonable out-of-pocket expenses incurred by the
Agent and the Banks, including reasonable fees and disbursements of counsel (including allocated costs of inside counsel for any Bank which does not use outside counsel), in connection with such Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing this Agreement and the other Loan Documents. The Borrowers shall indemnify the Agent and each Bank against any transfer taxes, documentary taxes, assessments or charges made by any Authority by reason of the execution and delivery of this Agreement or the other Loan Documents.

            SECTION 10.04. Indemnification. The Borrowers shall indemnify the Agent, the Banks and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any actual or proposed use by the Borrowers of the proceeds of any extension of credit by any Bank hereunder or breach by either of the Borrowers of this Agreement or any other Loan Document or from any investigation, litigation (including, without limitation, any actions taken by the Agent or any of the Banks to enforce this Agreement or any of the other Loan Documents) or other proceeding (including, without

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limitation, any threatened investigation or proceeding) relating to the foregoing, and the Borrowers shall reimburse the Agent and each Bank, and each Affiliate thereof and their respective directors, officers, employees and agents, upon demand for any expenses (including, without limitation, legal fees) incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or wilful misconduct of the Person to be indemnified.

            SECTION 10.05. Setoff; Sharing of Setoffs. (a) Each of the Borrowers hereby grants to the Agent and each Bank a lien for all indebtedness and obligations owing to them from the Borrowers upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Agent or any such Bank or otherwise in the possession or control of the Agent or any such Bank for any purpose for the account or benefit of either of the Borrowers and including any balance of any deposit account or of any credit of either of the Borrowers with the Agent or any such Bank, whether now existing or hereafter established hereby authorizing the Agent and each Bank at any time or times with or without prior notice to apply such balances or any part thereof to such of the indebtedness and obligations owing by either of the Borrowers to the
Banks and/or the Agent then past due and in such amounts as they may elect, and whether or not the collateral, if any, or the responsibility of other Persons primarily, secondarily or otherwise liable may be deemed adequate. For the purposes of this paragraph, all remittances and property shall be deemed to be in the possession of the Agent or any such Bank as soon as the same may be put in transit to it by mail or carrier or by other bailee.

            (b) Each Bank agrees that if it shall, by exercising any right of setoff or counterclaim or resort to collateral security or otherwise, receive payment of a proportion of the aggregate amount of principal and interest owing with respect to the Note held by it which is greater than the proportion received by any other Bank in respect of the aggregate amount of all principal and interest owing with respect to the Note held by such other Bank, the Bank receiving such proportionately greater payment shall purchase such participations in the Notes held by the other Banks owing to such other Banks, and such other adjustments shall be made, as may be required so that all such payments of principal and interest with respect to the Notes held

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by the Banks owing to such other Banks shall be shared by the Banks pro rata;
provided that (i) nothing in this Section shall impair the right of any Bank to exercise any right of setoff or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of the Borrowers other than its indebtedness under the Notes, and (ii) if all or any portion of such payment received by the purchasing Bank is thereafter recovered from such purchasing Bank, such purchase from each other Bank shall be rescinded and such other Bank shall repay to the purchasing Bank the purchase price of such participation to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (x) the amount of such other Bank's required repayment to (y) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrowers agree, to the fullest extent it may effectively do so under applicable law, that any holder of a participation in a Note, whether or not acquired pursuant to the foregoing arrangements, may exercise rights of setoff or counterclaim and other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Borrowers in the amount of such participation.

            SECTION 10.06. Amendments and Waivers. (a) Any provision of this Agreement, the Notes or any other Loan Documents may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrowers and the Required Banks (and, if the rights or duties of the Agent are affected thereby, by the Agent); provided that, no such amendment or waiver shall, unless signed by all Banks, (i) change the Commitment of any Bank or subject any Bank to any additional obligation, (ii) change the principal of or rate of interest on any Loan or any fees (other than fees payable to the Agent) hereunder, (iii) change the date fixed for any payment of principal of or interest on any Loan or any fees hereunder, (iv) change the amount of principal, interest or fees due on any date fixed for the payment thereof, (v) change the percentage of the Commitments or of the aggregate unpaid principal amount of the
Notes, or the percentage of Banks, which shall be required for the Banks or any of them to take any action under this Section or any other provision of this Agreement, (vi) change the manner of application of any payments made under this
Agreement or the Notes, (vii) release or substitute all or any substantial part of

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the collateral (if any) held as security for the Loans, or (viii) release any
Guarantee given to support payment of the Loans.

            (b) The Borrowers will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Agreement unless each Bank shall be informed thereof by the Borrowers and shall be afforded an opportunity of considering the same and shall be supplied by the
Borrowers with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or consent effected pursuant to the provisions of this Agreement shall be delivered by the Borrowers to each Bank forthwith following the date on which the same shall have been executed and delivered by the requisite percentage of Banks. The
Borrowers will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any Bank (in its capacity as such) as consideration for or as an inducement to the entering into by such Bank of any waiver or amendment of any of the terms and provisions of this Agreement unless such remuneration is concurrently paid, on the same terms, ratably to all such Banks.

            SECTION 10.07. No Margin Stock Collateral. Each of the Banks represents to the Agent and each of the other Banks that it in good faith is not, directly or indirectly (by negative pledge or otherwise), relying upon any
Margin Stock as collateral in the extension or maintenance of the credit provided for in this Agreement.

            SECTION 10.08. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that the Borrowers may not assign or otherwise transfer any of their respective rights under this Agreement.

            (b) Any Bank may at any time sell to one or more Persons (each a "Participant") participating interests in any Loan owing to such Bank, any Note held by such Bank, any Commitment hereunder or any other interest of such Bank hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank's obligations under this Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank

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shall remain the holder of any such Note for all purposes under this
Agreement,
and the Borrowers and the Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement. In no event shall a Bank that sells a participation be obligated to the Participant to take or refrain from taking any action hereunder except that such Bank may agree that it will not (except as provided below), without the consent of the Participant, agree to (i) the change of any date fixed for the payment of principal of or interest on the related loan or loans, (ii) the change of the amount of any principal, interest or fees due on any date fixed for the payment thereof with respect to the related loan or loans, (iii) the change of the principal of the related loan or loans, (iv) any change in the rate at which either interest is payable thereon or (if the Participant is entitled to any part thereof) fee is payable hereunder from the rate at which the Participant is entitled to receive interest or fee (as the case may be) in respect of such participation, (v) the release or substitution of all or any substantial part of the collateral (if any) held as security for the Loans, or
(vi) the release of any Guarantee given to support payment of the Loans. Each Bank selling a participating interest in any Loan, Note, Commitment or other interest under this Agreement, within 10 Domestic Business Days of such sale, shall provide the Borrowers and the Agent with written notification stating that such sale has occurred and identifying the Participant and the interest purchased by such Participant. The Borrowers agree that each Participant shall be entitled to the benefits of Article IX with respect to its participation in Loans outstanding from time to time.

            (c) Any Bank may at any time assign to one or more banks or financial institutions (each an "Assignee") all or a proportionate part of its rights and obligations under this Agreement, the Notes and the other Loan Documents, and such Assignee shall assume all such rights and obligations, pursuant to an Assignment and Acceptance, executed by such Assignee, such transferor Bank and the Agent (and, in the case of an Assignee that is not then a Bank, subject to clause (iii) below, by the Borrowers); provided that (i) no interest may be sold by a Bank pursuant to this paragraph (c) unless the Assignee shall agree to assume ratably equivalent portions of the transferor Bank's Commitment, (ii) if a Bank is assigning only a portion of its Commitment, then, the amount of the Commitment being assigned (determined as of the effective date of the assignment) shall be in an amount not less than $5,000,000, (iii) except during the

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continuance of a Default, no interest may be sold by a Bank pursuant to this paragraph (c) to any Assignee that is not then a Bank (or an Affiliate of a Bank) without the consent of the Borrowers and the Agent, which consent shall not be unreasonably withheld, and (iv) a Bank may not have more than 2 Assignees that are not then Banks at any one time. Upon (A) execution of the Assignment and Acceptance by such transferor Bank, such Assignee, the Agent and (if applicable) the Borrowers, (B) delivery of an executed copy of the Assignment and Acceptance to the Borrowers and the Agent, (C) payment by such Assignee to such transferor Bank of an amount equal to the purchase price agreed between such transferor Bank and such Assignee, and (D) payment of a processing and recordation fee of $2,500 to the Agent, such Assignee shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement to the same extent as if it were an original party hereto with a Commitment as set forth in such instrument of assumption, and the transferor Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by the Borrowers, the Banks or the Agent shall be required. Upon the consummation of any transfer to an Assignee pursuant to this paragraph (c), the transferor Bank, the Agent and the Borrowers shall make appropriate arrangements so that, if required, a new
Note is issued to each of such Assignee and such transferor Bank. Notwithstanding the foregoing, the Commitments of and Loans made by National City Bank of Columbus hereunder may be assigned by it to one of its Affiliates and such assignment (i) may be made without consent by either Borrower, the Agent or any Bank, and (ii) shall not be subject to the $2,500 processing and recordation fee described in this paragraph (c).

            (d) Subject to the provisions of Section 10.09, the Borrowers authorize each Bank to disclose to any Participant, Assignee or other transferee
(each a "Transferee") and any prospective Transferee any and all financial information in such Bank's possession concerning the Borrowers which has been delivered to such Bank by the Borrowers pursuant to this Agreement or which has been delivered to such Bank by the Borrowers in connection with such Bank's credit evaluation prior to entering into this Agreement.

            (e) No Transferee shall be entitled to receive any greater payment under Section 10.03 than the transferor Bank would have been entitled to receive with respect to the rights

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transferred, unless such transfer is made with the Borrowers' prior written consent or by reason of the provisions of Section 9.02 or 9.03 requiring such Bank to designate a different Lending Office under certain circumstances or at a time when the circumstances giving rise to such greater payment did not exist.

            (f) Anything in this Section 10.08 to the contrary notwithstanding, any Bank may assign and pledge all or any portion of the Loans and/or obligations owing to it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned
Loans and/or obligations made by the Borrowers to the assigning and/or pledging
Bank in accordance with the terms of this Agreement shall satisfy the Borrowers' obligations hereunder in respect of such assigned Loans and/or obligations to the extent of such payment. No such assignment shall release the assigning and/or pledging Bank from its obligations hereunder.

            SECTION 10.09. Confidentiality. Each Bank agrees to exercise commercially reasonable efforts to keep any information delivered or made available by the Borrowers to it which is clearly indicated to be confidential information, confidential from anyone other than persons employed or retained by such Bank who are or are expected to become engaged in evaluating, approving, structuring or administering the Loans; provided that nothing herein shall prevent any Bank from disclosing such information (i) to any other Bank, (ii) upon the order of any court or administrative agency, (iii) upon the request or demand of any regulatory agency or authority having jurisdiction over such Bank,
(iv) which has been publicly disclosed, (v) to the extent reasonably required in connection with any litigation to which the Agent, any Bank or their respective
Affiliates may be a party, (vi) to the extent reasonably required in connection with the exercise of any remedy hereunder, (vii) to such Bank's legal counsel and independent auditors and (viii) to any actual or proposed Participant, Assignee or other Transferee of all or part of its rights hereunder which has agreed in writing to be bound by the provisions of this Section 10.09; provided that should disclosure of any such confidential information be required by virtue of clause (ii) of the immediately preceding sentence, to the extent permitted by law, any relevant Bank shall promptly notify the Borrowers of same so as to allow the Borrowers to seek a protective order or to take any other appropriate action;

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



provided, further, that, no Bank shall be required to delay compliance with any directive to disclose any such information so as to allow the Borrowers to effect any such action.

            SECTION 10.10. Representation by Banks. Each Bank hereby represents that it is a commercial lender or financial institution which makes loans in the ordinary course of its business and that it will make its Loans hereunder for its own account in the ordinary course of such business; provided that, subject to Section 10.08, the disposition of the Note or Notes held by that Bank shall at all times be within its exclusive control.

            SECTION 10.11. Obligations Several. The obligations of each Bank hereunder are several, and no Bank shall be responsible for the obligations or commitment of any other Bank hereunder. Nothing contained in this Agreement and no action taken by the Banks pursuant hereto shall be deemed to constitute the Banks to be a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement or any other Loan Document and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

            SECTION 10.12. Georgia Law.  This Agreement and each
Note shall be construed in accordance with and governed by the law of the State of Georgia.

            SECTION 10.13. Severability. In case any one or more of the provisions contained in this Agreement, the Notes or any of the other Loan Documents should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby and shall be enforced to the greatest extent permitted by law.

            SECTION 10.14. Interest. In no event shall the amount of interest, and all charges, amounts or fees contracted for, charged or collected pursuant to this Agreement, the Notes or the other Loan Documents and deemed to be interest under applicable law (collectively, "Interest") exceed the highest rate of interest allowed by applicable law (the "Maximum Rate"), and in the event any such payment is inadvertently received by any Bank,

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then the excess sum (the "Excess") shall be credited as a payment of principal,
unless the Borrowers shall notify such Bank in writing that it elects to have the Excess returned forthwith. It is the express intent hereof that the Borrowers not pay and the Banks not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under applicable law. The right to accelerate maturity of any of the Loans does not include the right to accelerate any interest that has not otherwise accrued on the date of such acceleration, and the Agent and the Banks do not intend to collect any unearned interest in the event of any such acceleration. All monies paid to the Agent or the Banks hereunder or under any of the Notes or the other Loan Documents, whether at maturity or by prepayment, shall be subject to rebate of unearned interest as and to the extent required by applicable law. By the execution of this Agreement, the Borrowers covenant, to the fullest extent permitted by law, that (i) the credit or return of any Excess shall constitute the acceptance by the Borrowers of such Excess, and (ii) the Borrowers shall not seek or pursue any other remedy, legal or equitable , against the Agent or any Bank, based in whole or in part upon contracting for charging or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Agent or any Bank, all interest at any time contracted for, charged or received from the Borrowers in connection with this Agreement, the Notes or any of the other Loan Documents shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Commitments. The Borrowers, the Agent and each Bank shall, to the maximum extent permitted under applicable law,
(i) characterize any non- principal payment as an expense, fee or premium rather than as Interest and (ii) exclude voluntary prepayments and the effects thereof.
The provisions of this Section shall be deemed to be incorporated into each Note and each of the other Loan Documents (whether or not any provision of this Section is referred to therein). All such Loan Documents and communications relating to any Interest owed by the Borrowers and all figures set forth therein shall, for the sole purpose of computing the extent of obligations hereunder and under the Notes and the other Loan Documents be automatically recomputed by the
Borrowers, and by any court considering the same, to give effect to the adjustments or credits required by this Section.

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            SECTION 10.15. Interpretation. No provision of this Agreement or any
of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

            SECTION 10.16. Waiver of Jury Trial; Consent to Jurisdiction. Each of the Borrowers (a) and each of the Banks and the Agent irrevocably waives, to the fullest extent permitted by law, any and all right to trial by jury in any legal proceeding arising out of this Agreement, any of the other Loan Documents, or any of the transactions contemplated hereby or thereby, (b) submits to the nonexclusive personal jurisdiction in the State of Georgia, the courts thereof and the United States District Courts sitting therein, for the enforcement of this Agreement, the Notes and the other Loan Documents, (c) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the State of Georgia for the purpose of litigation to enforce this Agreement, the Notes or the other Loan Documents, and (d) agrees that service of process may be made upon it in the manner prescribed in Section 10.01 for the giving of notice to the Borrowers. Nothing herein contained, however, shall prevent the Agent from bringing any action or exercising any rights against any security and against the Borrowers personally, and against any assets of the Borrowers, within any other state or jurisdiction.

            SECTION 10.17. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            SECTION 10.18. Source of Funds -- ERISA. Each of the Banks hereby severally (and not jointly) represents to the Borrowers that no part of the funds to be used by such Bank to fund the Loans hereunder from time to time constitutes (i) assets allocated to any separate account maintained by such Bank in which any employee benefit plan (or its related trust) has any interest nor
(ii) any other assets of any employee benefit plan. As used in this Section, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

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



            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, under seal, by their respective authorized officers as of the day and year first above written.

                              SED INTERNATIONAL HOLDINGS, INC.          (SEAL)

                              By:

                                     Title:

                              SED INTERNATIONAL, INC.                   (SEAL)

                              By:

                                     Title:

                              SED International Holdings, Inc.

                             SED International, Inc.

                              4916 North Royal Atlanta Drive

                              Tucker, Georgia 30084
                           Attention: Larry G. Ayers,

                                           Vice President-Finance
                              Telecopier number: 770-938-2414
                              Confirmation number: 770-491-8692

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





COMMITMENTS                   WACHOVIA BANK, N.A.,

                              as Agent and as a Bank                    (SEAL)

$50,000,000

                              By:

                                     Title:

                                 Lending Office

                              Wachovia Bank, N.A.
                              191 Peachtree Street, N.E.
                              Atlanta, Georgia 30303-1757
                              Attention: Commercial Group
                              Telecopier number: 404-332-6920
                              Confirmation number: 404-332-5269

TOTAL COMMITMENTS:

$50,000,000

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



                                                                     EXHIBIT
A-1

                   AMENDED AND RESTATED SYNDICATED LOAN NOTE

                                Atlanta, Georgia

                                 August 31, 1999

            For value received, SED INTERNATIONAL HOLDINGS, INC. and SED INTERNATIONAL, INC., each a Georgia corporation, jointly and severally (individually and collectively, as the context shall require, the "Borrowers"), promise to pay to the order of


(the

"Bank"), for the account of its Lending Office, the principal sum of MILLION
AND
NO/100 DOLLARS ($ ), or such lesser amount as shall equal the unpaid principal amount of each Syndicated Loan made by the Bank to the Borrowers pursuant to the
Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Syndicated Loan Note on the dates and at the rate or rates provided for in the Credit Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia
30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

            All Loans made by the Bank, the respective maturities thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrowers hereunder or under the Credit Agreement.

            This Syndicated Loan Note is one of the Syndicated Loan Notes referred to in the Second Amended and Restated Credit Agreement dated as of even date herewith among the Borrowers, the

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Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent
(as the same may be amended and modified from time to time, the "Credit Agreement"), and amends and restates that certain Syndicated Loan Note dated as of August 13, 1997 issued by the Borrowers payable to the order of the Bank. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof, as well as the obligation of the Borrower to pay all costs of collection, including reasonable attorneys fees, in the event this Syndicated Loan Note is collected by law or through an attorney at law.

            The Borrowers hereby waive presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Credit Agreement.

            IN WITNESS WHEREOF, the Borrowers have caused this Syndicated Loan Note to be duly executed, under seal, by their respective duly authorized officers as of the day and year first above written.

                              SED INTERNATIONAL HOLDINGS, INC.          (SEAL)

                              By:

                                     Title:

                              SED INTERNATIONAL, INC.                   (SEAL)

                              By:

                                     Title:

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




              Amended and Restated Syndicated Loan Note (cont'd)

           SYNDICATED LOANS AND PAYMENTS OF PRINCIPAL

          Base Rate        Amount      Amount of

          or Euro-         of          Principal      Maturity    Notation
Date      Dollar Loan      Loan        Repaid         Date        Made By

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



                                                                     EXHIBIT
A-2

                      AMENDED AND RESTATED SWING LOAN NOTE

                                Atlanta, Georgia

                                 August 31, 1999

           For value received, SED INTERNATIONAL HOLDINGS, INC. and SED INTERNATIONAL, INC., each a Georgia corporation, jointly and severally (individually and collectively, as the context shall require, the "Borrowers"), promise to pay to the order of WACHOVIA BANK, N.A., a national banking association (the "Bank"), for the account of its Lending Office, the principal sum of FIVE MILLION and No/100 Dollars ($5,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Loan made by the Bank to the Borrowers pursuant to the Credit Agreement referred to below, on the dates and in the amounts provided in the Credit Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Swing Loan Note at the rate provided for Base Rate Loans on the dates provided for in the Credit Agreement.
Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Credit Agreement. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Wachovia Bank, N.A., 191 Peachtree Street, N.E., Atlanta, Georgia 30303-1757, or such other address as may be specified from time to time pursuant to the Credit Agreement.

           All Swing Loans made by the Bank, the respective maturities thereof, and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Credit Agreement.

           This Swing Loan Note is the Swing Loan Note referred to in the
Second
Amended and Restated Credit Agreement dated as of even date herewith among the Borrowers, the Banks listed on the signature pages thereof and Wachovia Bank, N.A., as Agent (as the same may be amended and modified from time to time, the "Credit

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



Agreement"), and amends and restates that certain Swing Loan Note dated as of August 13, 1997 issued by the Borrowers payable to the order of the Bank. Terms defined in the Credit Agreement are used herein with the same meanings. Reference is made to the Credit Agreement for provisions for the optional and mandatory prepayment and the repayment hereof and the acceleration of the maturity hereof.

           IN WITNESS WHEREOF, the Borrowers have caused this Swing Loan Note to be duly executed, under seal, by their respective duly authorized officers as of the day and year first above written.

                              SED INTERNATIONAL HOLDINGS, INC.          (SEAL)

                              By:

                                     Title:

                              SED INTERNATIONAL, INC.                   (SEAL)

                              By:

                                     Title:

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




                 Amended and Restated Swing Loan Note (cont'd)

               LOANS AND PAYMENTS OF PRINCIPAL

          Amount           Amount of

          of               Principal   Maturity       Notation
Date      Loan             Repaid      Date           Made By

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



                                                                       EXHIBIT
B

                       OPINION OF LONG, ALDRIDGE & NORMAN

                        SPECIAL COUNSEL FOR THE BORROWERS

                                               [Dated as provided in

                                               Section 4.01 of the Credit
                                               Agreement]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Commercial Group

                   [to be provided in substantially the same
             form as delivered for the Existing Credit Agreement]

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



                                                                       EXHIBIT
C

                                   OPINION OF

                  JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL

                                 FOR THE AGENT

                                               [Dated as provided in

                                               Section 4.01 of the Credit
                                               Agreement]

To the Banks and the Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Commercial Group

Dear Sirs:

           We have participated in the preparation of the Second Amended and Restated Credit Agreement (the "Credit Agreement") dated as of August 31, 1999, among SED International Holdings, Inc. and SED International, Inc., each a Georgia corporation (individually and collectively, as the context requires, the
"Borrowers"), the banks listed on the signature pages thereof (the "Banks") and
Wachovia Bank, N.A., as Agent (the "Agent"), and have acted as special counsel for the Agent for the purpose of rendering this opinion pursuant to Section 4.01(e) of the Credit Agreement. Terms defined in the Credit Agreement are used herein as therein defined.

           This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion
Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

           We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact

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



and law as we have deemed necessary or advisable for purposes of this opinion.

           Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the Credit Agreement, each of the Notes and each of the Letter of Credit Application Agreements by or on behalf of the Borrowers, we are of the opinion that the Credit Agreement and the Notes constitute, and upon execution and delivery thereof, each Letter of Credit Application Agreement will constitute, a valid and binding obligations of each Borrower which is a party thereto, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Credit Agreement and the Notes may be further limited by the laws of the State of Georgia; provided that such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Credit Agreement, the Notes and the Letter of Credit Application Agreements, except for the economic consequences of any procedural delay which may result from such laws.

           In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Agent or any of the Banks with any state or federal laws or regulations applicable to the Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Agent or any of the Banks.

           This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                   Very truly yours,

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



                                                                       EXHIBIT
D

                            ASSIGNMENT AND ACCEPTANCE
                                   Dated , 19

           Reference is made to the Second Amended and Restated Credit Agreement dated as of August 31, 1999 (together with all amendments and modifications thereto, the "Credit Agreement") among SED International Holdings, Inc. and SED
International, Inc., each a Georgia corporation (individually and collectively, as the context shall require, the "Borrowers"), the Banks (as defined in the Credit Agreement) and Wachovia Bank, N.A., as Agent (the "Agent"). Terms defined in the Credit Agreement are used herein with the same meaning.

                                                     (the

"Assignor") and                                          (the
"Assignee") agree as follows:

           1. The Assignor hereby sells and assigns to the Assignee, without recourse to the Assignor, and the Assignee hereby purchases and assumes from the
Assignor, a % interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (including, without limitation, a % interest (which on the Effective Date hereof is $__________) in the Assignor's Commitment and a interest (which on the Effective Date hereof is $ ) in the Syndicated Loans [and Swing Loans] owing to the Assignor and a % interest in the Note[s] held by the Assignor (which on the
Effective Date hereof is

$----------).

           2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder, that such interest is free and clear of any adverse claim and that as of the date hereof its Commitment (without giving effect to assignments thereof which have not yet become effective) is

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



$__________ and the aggregate outstanding principal amount of Syndicated Loans [and Swing Loans] owing to it (without giving effect to assignments thereof which have not yet become effective) is $ ; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) attaches the Note[s] referred to in paragraph 1 above and requests that the Agent exchange such Note[s] for [a new Syndicated Loan Note from each Borrower dated

             , in the principal amount of $__________ payable to the order of the Assignee and a new Swing Loan Note from each Borrower dated ___________, ____ in the principal amount of $______________ payable to the order of the Assignee] [new Notes as follows: a (i) Syndicated Loan Note from each Borrower dated , in the principal amount of $ payable to the order of the Assignor (ii) Syndicated Loan Note from each Borrower dated , in the principal amount of $ payable to the order of the Assignee, and (iii) and a new Swing Loan Note from each Borrower dated ___________, ____ in the principal amount of $______________
payable to the order of the Assignee].

           3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 5.04(a) (or any more recent financial statements of the Borrowers delivered pursuant to Section 6.01(a) or (b)) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is a bank or financial institution; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; (vi) specifies as its Lending Office (and address for notices) the office set forth

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



beneath its name on the signature pages hereof, (vii) represents and warrants that the execution, delivery and performance of this Assignment and Acceptance are within its corporate powers and have been duly authorized by all necessary corporate action, (viii) makes the representation and warranty contained in
Section 10.18 of the Credit Agreement[, and (ix) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement and the Notes or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty].

           4. The Effective Date for this Assignment and Acceptance shall be , 19 (the "Effective Date"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for execution and acceptance by the Agent and [IF REQUIRED BY THE CREDIT AGREEMENT] to the Borrowers for execution by the Borrowers.

           5. Upon such execution and acceptance by the Agent [and execution by the Borrowers] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent rights and obligations have been transferred to it by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (ii) the Assignor shall, to the extent its rights and obligations have been transferred to the Assignee by this Assignment and Acceptance, relinquish its rights (other than under Sections 8.03, 9.03 and 9.04 of the Credit Agreement) and be released from its obligations under the Credit Agreement.

           6. Upon such execution and acceptance by the Agent [and execution by the Borrowers] [IF REQUIRED BY THE CREDIT AGREEMENT], from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments for periods prior to such acceptance by the
Agent directly between themselves.

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



           7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                   [NAME OF ASSIGNOR]

                                   By:

                                     Title:

                                   [NAME OF ASSIGNEE]

                                   By:

                                     Title:

                                   Lending Office:

                                    [Address]

                                   WACHOVIA BANK, N.A.,

                                    As Agent

                                   By:

                                     Title:

                              SED INTERNATIONAL HOLDINGS, INC.

                              IF REQUIRED BY THE CREDIT AGREEMENT

                              By:

                                     Title:

                             SED INTERNATIONAL, INC.

                              IF REQUIRED BY THE CREDIT AGREEMENT

                              By:

                                     Title:

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



                                                                       EXHIBIT
E

                               NOTICE OF BORROWING

                                              , 199

Wachovia Bank, N.A., as Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attention: Commercial Group

      Re: Second Amended and Restated Credit Agreement (as amended and modified from time to time, the "Credit Agreement") dated as of August 31, 1999 by and among SED International Holdings, Inc. and SED International, Inc., as the Borrowers, the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent.

Gentlemen:

      Unless otherwise defined herein, capitalized terms used herein shall have the meanings attributable thereto in the Credit Agreement.

      This Notice of Borrowing is delivered to you pursuant to Section 2.02 of the Credit Agreement.

      The undersigned Borrower hereby requests a [Euro-Dollar Borrowing]
[Swing
Borrowing] [Syndicated Borrowing which is a Base Rate Borrowing] in the aggregate principal amount of $ to be made on , 199 , and for interest to accrue thereon at the rate established by the Credit Agreement for [Euro-Dollar Loans]
[Base Rate Loans]. The duration of the Interest Period with respect thereto shall be [1 month] [2 months] [3 months] [6 months] [30 days] [60 days] [90 days].

      The amount available to be borrowed under Section 2.01 of the Credit Agreement, net of amounts to be paid with the proceeds of this Borrowing, is as follows:

      (a) Aggregate Commitments                       $

      (b) Borrowing Base per most recent

          Borrowing Base Certificate            $

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



      (c) Principal amount outstanding under

          Syndicated Loans                            $

      (d) Principal amount outstanding under

          Swing Loans                                 $

      (e) Aggregate outstanding principal amount of Letter of Credit
Obligations
          $

      (f) Amount available to be borrowed
          (lesser of: (a); or sum of (b), less

          (c) less (d) less (e)                 $

      The undersigned Borrower has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this

      day of            , 199   .

                       [SED INTERNATIONAL HOLDINGS, INC.]

                            [SED INTERNATIONAL, INC.]

                        By:
                              Title:

AT:  1030545v10

                                                                       EXHIBIT
F

                       FORM OF BORROWING BASE CERTIFICATE

                          [TO BE PROVIDED BY WACHOVIA]

AT:  1030545v10

                                                                       EXHIBIT
G

                                 FORM OF NOTICE

                  IN RESPECT OF ISSUANCE OF LETTERS OF CREDIT

TO:   The Banks under that certain Second Amended and Restated Credit
Agreement,
      dated as of August 31, 1999 ("Credit Agreement"), among SED
International
      Holdings, Inc. and SED International, Inc., as the Borrowers, the Banks parties thereto and Wachovia Bank, N.A., as Agent ("Agent").

            Pursuant to Section 3.04(b) of the Credit Agreement, the Agent hereby certifies to the Banks that it has issued the following Letters of Credit pursuant to Article III of the Credit Agreement:

          Face       Date of

Number    Amount     Issuance/Expiration    Beneficiary  Purpose

            A copy of each of the Letters of Credit listed above has been attached hereto.

            Unless otherwise defined herein, terms defined in the Credit Agreement shall have the same meaning in this notice.

Date:                 , 19  .

                               WACHOVIA BANK, N.A.

                                     By:
                                        Name:

                                        Title:

Enclosures

AT:  1030545v10

                                                                       EXHIBIT
H

                             COMPLIANCE CERTIFICATE

           Reference is made to the Second Amended and Restated Credit Agreement dated as of August 31, 1999 (as modified and supplemented and in effect from time to time, the "Credit Agreement") among SED International Holdings, Inc. and
SED International, Inc., as Borrowers, the Banks from time to time parties thereto, and Wachovia Bank, N.A., as Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

           Pursuant to Section 6.01(c) of the Credit Agreement,
               , the duly authorized                      of SED

International Holdings, Inc. and                     , the duly
authorized                       of SED International, Inc.,
hereby certify to the Agent and the Banks that the information contained in the Compliance Check List attached hereto is true,
accurate and complete as of               , 199 , and that no
Default is in existence on and as of the date hereof.

                             SED INTERNATIONAL HOLDINGS, INC.

                             By:
                                Title:

                             SED INTERNATIONAL, INC.

                             By:
                                Title:

AT:  1030545v10

                                                                     Exhibit
"H"

                              COMPLIANCE CHECK LIST

                        SED INTERNATIONAL HOLDINGS, INC.

                             SED INTERNATIONAL, INC.

                                          ,


1.   Consolidations, Mergers and Sales of Assets. (Section 6.05.)

     The Borrowers will not, nor will it permit any Subsidiary to, consolidate or merge with or into, or sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that (a) either Borrower may merge with another Person if (i) such Person was organized under the laws of the United States of America or one of its states, (ii) such Borrower is the corporation surviving such merger and (iii) immediately after giving effect to such merger, no Default shall have occurred and be continuing, (b) the Borrowers may merge with one another and Subsidiaries of the Borrowers may merge with one another, and (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit (A) transfers of Accounts to insurers permitted by Section 6.26
or
     (B) during any Fiscal Quarter, a transfer of assets or the discontinuance or elimination of a business line or segment (in a single transaction or in
     a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be so discontinued, when combined with all other assets transferred, and all other assets utilized in all other business lines or segments discontinued,
     during such Fiscal Quarter and the immediately preceding 3 Fiscal
Quarters,
     either (x) constituted more than 2% of Consolidated Total Assets at the end of the most recent Fiscal Year immediately preceding such Fiscal Quarter, or (y) contributed more than 2% of Consolidated Operating Profits during the 4 Fiscal Quarters immediately preceding such Fiscal Quarter.

     (a) Value of assets transferred or business

AT:  1030545v10
         lines or segments discontinued                    $

     (b) Consolidated Total Assets                         $

     (c) 2% of (b)                                         $
                                                            ----------

     (d) Consolidated Operating Profits - Schedule 1 $

     (e) 2% of (d)                                         $
                                                            ----------

           Limitation (a) not to exceed (c) or (e)

2.   Priority Debt (Section 6.18)

     None of the Borrowers' nor any Consolidated Subsidiary's property is subject to any Lien securing Debt, except for:

     Description of Lien and Property            Amount of Debt
     subject to same                             Secured

     a.    ___________________________                       $_____________

     b.    ___________________________                       $_____________

     c.    ___________________________                       $_____________

     d.    ___________________________                       $_____________

     e.    ___________________________                       $_____________

     f.    ___________________________                       $_____________

     g.    ___________________________                       $_____________

                                               Total   $

     Aggregate Debt secured by purchase
     money Liens permitted by

     Section 6.18(k)                                   $
                                                        -------------

           Limitation:                                 $1,500,000

AT:  1030545v10

3.  Leverage Ratio (Section 6.20)

     Tested at the end of each Fiscal Quarter, the Leverage Ratio shall not at any time exceed 3.5 to 1.0.

     (a)   Consolidated Debt - Schedule 3            $
                                                      ----------

     (b)   Consolidated Tangible Net

           Worth - Schedule 4                              $
                                                            ----------

     Actual Ratio of (a) to (b)

     Maximum Ratio                                         3.5 to 1.0

4. Fixed Charge Coverage (Section 6.21)

     Commencing on June 30, 1999, and tested on such date and at the end of each
     Fiscal Quarter thereafter, the ratio of EBILTDA to Consolidated Fixed Charges shall not at any time be less than the following amounts as of the
     end of each of the following Fiscal Quarters:

     Fiscal Quarters Ending                            Ratio

     June 30, 1999 through September 30, 1999        1.0 to 1.0

     December 31, 1999 through March 31, 2000        1.25 to 1.0

     Each Fiscal Quarter thereafter                  1.5 to 1.0

     The foregoing ratio shall be calculated on a cumulative basis for the Fiscal Quarter just ended and the immediately preceding three Fiscal Quarters; provided, however, for the 3 Fiscal Quarters ending after the Closing Date, the foregoing ratio shall be calculated as follows: (i) for the first Fiscal Quarter after the Closing Date, times 4, (ii) for the first and second Fiscal Quarters after the Closing Date on a cumulative basis, times 2, and (iii) for the first, second and third Fiscal Quarters after the Closing Date on a cumulative basis, times 1.3333.

     (a)   EBILTDA - Schedule 2                            $
                                                            ----------



AT:  1030545v10

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



     (b)   Consolidated Interest

           Expense - Schedule 2                            $
                                                            ----------

     (c)   operating leases and rentals - Schedule 2 $
                                                      ----------

     (d)   sum of (b) plus (c)                             $

     Ratio of (a) to (d)                                     to 1.0
                                                      ------

     Requirement                                      >= [1.0 to 1.0]

                                                                   [1.25 to
1.0]
                                                                    [1.5 to
1.0]

5.  Current Ratio (Section 6.22)

     Tested at the end of each Fiscal Quarter, the Borrower will at all times maintain a Current Ratio greater than 1.25 to 1.0.

     (a)  Aggregate Accounts Receivable                    $

     (b)  Aggregate Inventory                              $

     (c)  sum of (a) and (b)                               $
                                                            ----------

     (d)  Principal amount outstanding under

          Syndicated Loans                                 $

     (e)  Principal amount outstanding under

          Swing Loans                                      $

     (f)  Aggregate outstanding principal amount
          of Letter of Credit Obligations      $

     (g)  Aggregate accounts payable                 $

     (h)  sum of (d) plus (e) plus (f) plus (g)$

     (i)  ratio of (c) to (h)                             to 1.0
                                                     ----

           Limitation                                      1.25 to 1.0




AT:  1030545v10

6.  Minimum Profitability (Section 6.23)

     Tested at the end of each Fiscal Quarter, the Borrower's EBITDA shall not be less than $500,000 for such Fiscal Quarter.

     (a) EBITDA - Schedule 5                               $
                                                            ---------

     (b) Requirement                                       $500,000

7.   Minimum Consolidated Tangible Net Worth (Section 6.24)

     Consolidated Tangible Net Worth will as of June 30, 1999 be not less than $40,000,000, and at all times thereafter will not be less than (x) $40,000,000 plus (y) the sum of (i) 75% of the cumulative Reported Net Income of the Borrowers and the Consolidated Subsidiaries during any period
     after March 31, 1999 (taken as one accounting period), calculated monthly at the end of each month (but excluding from such calculations of
Reported
     Net Income for purposes of this clause (i), any month in which the Reported
     Net Income of the Borrowers and the Consolidated Subsidiaries is negative), and (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after March 31, 1999, calculated monthly at the end of each month.

     (a)   $40,000,000

     (b)   75% of positive Reported Net Income

           after March 31, 1999                            $
                                                            ----------

     (c)   100% of cumulative Net Proceeds of Capital Stock received after
March
           31, 1999 $

           Actual Consolidated Tangible

           Net Worth   - Schedule 4                        $
                                                            ----------

           Required Consolidated Tangible Net
           Worth (sum of (a) plus (b) plus (c)      $

AT:  1030545v10

                                                                      Schedule
1

                         Consolidated Operating Profits

Consolidated Operating Profits

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

AT:  1030545v10

                                                                      Schedule
2

                                     EBILTDA

Consolidated Net Income for:

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

Income taxes for:

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

Depreciation expense for:

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

Amortization expense for:

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------


AT:  1030545v10
         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

Consolidated Interest Expense for:

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

Operating Leases and Rentals for:

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

         quarter 199                                       $
     ---            -                                       ----------

     Total                                                 $

TOTAL EBILTDA                                                    $

AT:  1030545v10

Schedule 3

                                  Consolidated Debt

                                             INTEREST

                                               RATE       MATURITY    TOTAL

Secured

                                              $
                                              $
                                              $
                                              $
                                              $
           Total Secured                                              $


Unsecured

                                              $
                                              $
                                              $
                                              $
           Total Unsecured                                  $

Guarantees

                                         $
                                         $
           Total                                                $

Redeemable Preferred Stock                                  $
--------------------------                                   ----------
           Total                                                $
                                                                 ----------

Other Liabilities

                                              $
                                              $
                                              $

           TOTAL DEBT                        $

AT:  1030545v10

Schedule 4

                           Consolidated Tangible Net Worth

Stockholders' Equity                                      $
     Less:

           Surplus from write-up of assets subsequent
            to               , 19                   $

           Intangibles                                    $
           Loans to stockholders, directors

            officers or employees                         $
                                                           -----------
           Capital Stock shown as assets1           $
                                                     -----------
           Deferred expenses                              $
                                                           -----------

Consolidated Tangible Net Worth                     $

Intangibles Description

     (a)                                 $

     (b)                                 $

     (c)                                 $

     Other                                                $

           Total                                          $

--------
1 To the extent not included above as an Intangible.

AT:  1030545v10

Schedule 5

                                       EBITDA

Consolidated Net Income for:

         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
     Total                                                $

Income taxes for:

         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
     Total                                                $

Depreciation expense for:

         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
     Total                                                $

Amortization expense for:

         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
     Total                                                $

Consolidated Interest Expense for:

         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
         quarter 199                                $
     ---            -                                -----------
     Total                                                $

TOTAL EBITDA                                                    $

AT:  1030545v10

EXHIBIT I

                          SED INTERNATIONAL HOLDINGS, INC.
                               SED INTERNATIONAL, INC.

                                 CLOSING CERTIFICATE

     Reference is made to the Second Amended and Restated Credit Agreement
(the
"Credit Agreement") dated as of August 31, 1999, among SED International Holdings, Inc., SED International, Inc., the Banks listed therein, and Wachovia
Bank, N.A., as Agent. Capitalized terms used herein have the meanings ascribed thereto in the Credit Agreement.

     Pursuant to Section 4.01(f) of the Credit Agreement,
               , the duly authorized                      of SED

International Holdings, Inc., and , the duly authorized of SED International, Inc., hereby certify to the Agent and the Banks that (i) no Default has occurred and is continuing as of the date hereof, and (ii) the representations and warranties contained in Article V of the Credit Agreement are true on and as of the date hereof.

     Certified as of August 31, 1999.

                             SED INTERNATIONAL HOLDINGS, INC.

                             By:
                                Printed Name:
                                Title:

                             SED INTERNATIONAL, INC.

                             By:
                                Printed Name:
                                Title:

AT:  1030545v10

EXHIBIT J

                         [SED INTERNATIONAL HOLDINGS, INC.]
                              [SED INTERNATIONAL, INC.]

                               SECRETARY'S CERTIFICATE

The undersigned,                                      ,

                              , Secretary of [SED INTERNATIONAL

HOLDINGS, INC.] [SED INTERNATIONAL, INC.], a Georgia corporation (the "Borrower"), hereby certifies that [s]he has been duly elected, qualified and is acting in such capacity and that, as such, [s]he is familiar with the facts herein certified and is duly authorized to certify the same, and hereby further certifies, in connection with the Second Amended and Restated Credit Agreement dated as of August 31, 1999 (the "Credit Agreement") among SED International Holdings, Inc. and SED International, Inc., as the Borrowers, Wachovia Bank, N.A. as Agent and as a Bank, and certain other Banks listed on the signature pages thereof, that:

     1. Attached hereto as Exhibit A is a complete and correct copy of the Certificate of Incorporation of the Borrower as in full force and effect on the date hereof as certified by the Secretary of State of the State of Georgia, the
Borrower's state of incorporation.

     2. Attached hereto as Exhibit B is a complete and correct copy of the Bylaws of the Borrower as in full force and effect on the date hereof.

     3. Attached hereto as Exhibit C is a complete and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower on [ ] approving, and authorizing the execution and delivery of, the Credit Agreement, the Notes, the Letter of Credit Application Agreements and the other Loan Documents (as such terms are defined in the Credit Agreement) to which the Borrower is a party. Such resolutions have not been repealed or amended and are in full force and effect, and no other resolutions or consents have been adopted by the Board of Directors of the Borrower in connection therewith.

     4.                             , who is                      of the
Borrower signed the Credit Agreement, the Notes [, THE LETTER OF
CREDIT APPLICATION AGREEMENTS EXECUTED ON THE CLOSING DATE] and the

AT:  1030545v10
other Loan Documents to which the Borrower is a party, was duly elected, qualified and acting as such at the time [s]he signed the Credit Agreement, the
Notes [, THE LETTER OF CREDIT APPLICATION AGREEMENTS EXECUTED ON THE CLOSING DATE] and other Loan Documents to which the Borrower is a party, and [his/her] signature appearing on the Credit Agreement, the Notes [, THE LETTER OF CREDIT APPLICATION AGREEMENTS EXECUTED ON THE CLOSING DATE] and the other Loan Documents to which the Borrower is a party is [his/her] genuine signature.

IN WITNESS WHEREOF, the undersigned has hereunto set [his/her] hand as of August
31, 1999.

AT:  1030545v10

EXHIBIT K

                                LANDLORD'S AGREEMENT

     THIS LANDLORD'S AGREEMENT ("Agreement"), made and entered into as of [_______________] by the undersigned landlord (the "Landlord") in favor of WACHOVIA BANK, N.A., as agent (the "Agent") for the ratable benefit of itself and the other banks party to the "Financing Arrangement" defined below (the "Banks").

                                W I T N E S S E T H:

RECITALS:

     1.1. Landlord is the landlord under the Lease described on Exhibit "A" attached hereto (the "Lease"), covering the business premises likewise described on said Exhibit "A" (the "Premises").

     1.2. ("Tenant") is the tenant of Landlord under the Lease and, in such capacity, is operating its business on, or keeps property on, the Premises.

     1.3. Tenant has notified Landlord that it intends to enter into a certain financing arrangement (the "Financing Arrangement") with the Agent and the Banks, pursuant to which the Agent and the Banks will make certain loans, advances and other financial accommodations to Tenant.

     1.4. Tenant intends to secure the payment and performance of its obligations to the Agent, for the ratable benefit of the Banks, under the Financing Arrangement by granting to the Agent a security interest in, among other property of Tenant, all of its inventory, equipment and trade fixtures, whether now owned or hereafter acquired (the "Collateral"), portions of which are or hereafter may be located on the Premises.

     1.5. In connection therewith, pursuant to the Agent's request, Tenant has requested that Landlord execute this Agreement in favor of the Agent.

     1.6. Landlord has agreed, at Tenant's request and as an ac commodation to it, to execute this Agreement.

AT:  1030545v10

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



           IN CONSIDERATION of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Landlord, Landlord acknowledges and agrees as follows in favor of the Agent:

     1. Consent. Landlord hereby consents to the grant by the Tenant of a security interest in the Collateral to Agent.

     2. Lien Subordination. Landlord acknowledges and agrees that: (a) the security interest of Agent in the Collateral shall be superior to any lien, right, title, claim or interest which Landlord may now or hereafter have therein; (b) Landlord shall not assert as against Agent's security interest therein any statutory, contractual or possessory lien, right, title, claim or interest in the Collateral, including without limitation, rights of levy or distraint for rent, all of which Landlord hereby subordinates to Agent for the term of this Agreement; (c) Agent shall have access to the Collateral and the Premises at all times hereafter during regular business hours to re move the Collateral therefrom should Agent elect to enforce the security interest granted in their favor in the Collateral, without hindrance or delay by Landlord; and
(d) all Collateral which is now located or hereafter may be located on the Premises shall remain the personal property of Tenant.

     3. Termination of the Lease or Sublease. If, after the date hereof, Landlord intends to terminate the Lease or otherwise exercise any right it may have to require Tenant to surrender the Premises or to remove any property of Tenant (including the Collateral) from the Premises, Landlord shall use its best efforts to notify Agent in writing at Wachovia Bank, N.A., 191 Peachtree Street,
Atlanta, Georgia 30303, Attn: Structured Finance, of its intent to take such action and to permit Agent, at its option, either (a) to keep the Collateral on the Premises for a period of up to thirty (30) days after its receipt of such notice, at the then effective rental provided in the Lease (pro-rated on a daily basis) without incurring any other obligations of Tenant as a result thereof (including any obligations for past due rent), or (b) to enter onto the Premises within such thirty (30) day period in order to remove the Collateral therefrom, without charge, except for reasonable compensation to Landlord for any damage to the Premises caused by such removal; and in either such event, Landlord agrees to cooperate with Agent and not to hinder its actions in protecting or realizing upon the Collateral.

     4. Term. This Agreement shall remain in full force and effect until the Financing Arrangement has been terminated, and all

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



obligations and liabilities of Tenant to Agent arising therefrom have been paid and satisfied in full.

     5. No Oral Modification; Successors and Assigns. The provisions of this Agreement may not be modified or terminated orally, and shall be binding upon the successors, assigns and personal representatives of Landlord, and upon any successor owner or transferee of the Premises, and shall inure to the benefit of the successors and assigns of Agent.

           IN WITNESS WHEREOF, Landlord has caused this Agreement to be executed, by its duly authorized officer, agent or other represen tative as of the date first above written.

Signed and delivered         LANDLORD:

in the presence of:                _______________________________

_________________________    By:____________________________
Witness                                  Name:

                                         Title:

Notary Public

My Commission Expires:

(NOTARY SEAL)

AT:  1030545v10

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



                                     EXHIBIT "A"

Description of Lease:

------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


Description of Premises:

------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


------------------------------------------------------------------------------


(or add Exhibit)

AT:  1030545v10

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




EXHIBIT L

                            TELEPHONE INSTRUCTION LETTER

                                 August [___], 1999

Wachovia Bank, N.A.

191 Peachtree Street, N.E.

Atlanta, Georgia  30303

Attention:  Structured Finance

Ladies and Gentlemen:

     Please refer to that certain Second Amended and Restated Credit Agreement of even date herewith between you and us ("Credit Agreement").

     From any Loans under the Credit Agreement which you make to us, we hereby authorize and direct you to make disbursements from time to time for our account to our bank account number ______________ maintained with ________________ _________________ of _____________________, ________________ upon receipt of telephone instructions from any of the following persons or their respective designees:

                 Name                                     Title

     ----------------------------  ----------------------------

     ----------------------------  ----------------------------

     ----------------------------  ----------------------------

     You shall have no liability to us whatsoever for acting upon any such telephone instruction which you, in good faith, believe was given by any of the above designated persons or their respective designees and you shall have no duty to inquire as to the propriety of any disbursement.

     You shall have the right to accept the telephone instructions of any of the above designated persons or their respective designees

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



unless and until actual receipt by you from us of written notice of termination of the authority of any such designated persons. We may change persons designated to give you telephone instructions only by delivering to you written notice of such change.

     Unless and until you advise us to the contrary, each telephone instruction from the above-named persons or their respective designees shall be followed by a written confirmation of the request for disbursement in such form as you make available from time to time to use for such purpose.

                                   Very truly yours,

                                   SED INTERNATIONAL HOLDINGS, INC.

                                   By:______________________________
                                         President

                                   SED INTERNATIONAL, INC.

                                   By:______________________________
                                         President

AT:  1030545v10

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




EXHIBIT M

                             FORM OF SECURITY AGREEMENT

     PREAMBLE. THIS SECURITY AGREEMENT (this "Agreement"), made, entered into and effective as of June [__], 1999, by and between SED INTERNATIONAL, INC. ("Obligor") and WACHOVIA BANK, N.A. (successor by merger to Wachovia Bank of Georgia, N.A.), acting as agent (the "Agent") under the Credit Agreement (as defined below) for the ratable benefit of the Banks (as defined in the Credit Agreement) party to the Credit Agreement from time to time. This Agreement amends, restates and supersedes that certain Security Agreement dated as of June
27, 1997 between the parties to this Agreement.

                                W I T N E S S E T H :

     WHEREAS, concurrently herewith, Obligor, SED INTERNATIONAL HOLDINGS, INC., the Agent and the Banks party thereto executed and delivered that certain Second
Amended and Restated Credit Agreement, dated as of even date herewith (as amended, supplemented or otherwise modified from time to time hereafter, the "Credit Agreement"). Pursuant to the terms of the Credit Agreement, the Agent and the Banks have made available to the Obligor and SED INTERNATIONAL HOLDINGS,
INC. certain financial accommodations.

     WHEREAS, Agent and the Banks are willing to extend such financial accommodations to Obligor and SED INTERNATIONAL HOLDINGS, INC. in accordance with the terms of the Credit Agreement upon the execution of this Agreement by Obligor, compliance by Obligor with all of the terms and provisions of this Agreement and fulfillment of all conditions precedent to the execution and delivery of the Credit Agreement by the Agent and the Banks;

     NOW, THEREFORE, to induce the Agent and the Banks to execute and deliver the Credit Agreement, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged by Obligor, Agent and Obligor agree as follows:

     1           DEFINITIONS, TERMS AND REFERENCES.

     1.1 CERTAIN DEFINITIONS. Capitalized terms contained in this Agreement, but not defined in this Agreement, shall be defined in and have the meanings attributed to them in the Credit Agreement. In addition to such other terms as elsewhere defined herein, as used in this Agreement, the following terms shall have the following meanings:

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     "Accounts Receivable Collateral" shall mean and include all accounts, instruments, chattel paper and general intangibles, including, without limitation, all rights of Obligor to payment for goods sold or leased, or to be sold or to be leased, or for services rendered or to be rendered, howsoever evidenced or incurred, and together with all returned or repossessed goods and all books, records, computer tapes, programs and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising.

     "Account Debtor" shall mean the person who is obligated on any of the Accounts Receivable Collateral or otherwise is obligated as a purchaser or lessee of any of the Inventory Collateral.

     "Agent" shall have the meaning given to such term in the preamble to this Agreement.

     "Agreement" shall mean this Security Agreement, as it may be amended or supplemented from time to time.

     "Balances Collateral" shall mean all property of Obligor left with Agent or in Agent's possession, custody or control now or hereafter, all deposit accounts of Obligor now or hereafter opened with Agent, all certificates of deposit issued by Agent to Obligor, and all drafts, checks and other items deposited in or with Agent by Obligor for collection now or hereafter.

     "Bankruptcy Code" shall mean Title 11 of the United States Code, as it may be amended from time to time.

     "Collateral" shall mean the property of Obligor described in Article 2 in which Agent has, or is to have, for the ratable benefit of the Banks, a security interest as security for the payment of the Obligations.

     "Collateral Locations" shall mean the Executive Office and those additional locations, if any, set forth and described on Exhibit A hereto.

     "Collateral Reserve Account" shall mean any non-interest bearing, demand deposit account which Obligor is or may be required to open and maintain with Agent pursuant to the requirements of Section 4.4.

     "Equipment Collateral" shall mean all equipment and fixtures of Obligor, whether now owned or hereafter acquired, wherever located,

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including, without limitation, all machinery, furniture, furnishings, leasehold
improvements, motor vehicles, forklifts, rolling stock, dies and tools used or useful in Obligor's business operations.

     "Intangibles Collateral" shall mean all general intangibles of Obligor, whether now existing or hereafter acquired or arising, including, without limitation, all rights to tax refunds or rebates, all copyrights, royalties, trademarks, trade names, service marks, patent and proprietary rights, blueprints, drawings, designs, trade secrets, plans, diagrams, schematics and assembly and display materials relating thereto, all customer lists and, all books and records and all computer software and programs.

     "Inventory Collateral" shall mean all inventory of Obligor, whether now owned or hereafter acquired, wherever located, including, without limitation, all goods of Obligor held for sale or lease or furnished or to be furnished under contracts of service, all goods held for display or demonstration, goods on lease or consignment, spare parts, repair parts, returned and repossessed goods, all raw materials, work-in-process, finished goods and supplies used or consumed in Obligor's business, together with all documents, documents of title, dock warrants, dock receipts, warehouse receipts, bills of lading or orders for the delivery of all, or any portion, of the foregoing.

     "Obligor" shall have the meaning given to such term in the preamble to this
Agreement.

     "Permitted Liens" shall mean Liens (defined in the Credit Agreement) which are not prohibited under Section 6.18 of the Credit Agreement.

     "Person" shall mean any individual, partnership, corporation, joint venture, joint stock company, trust, governmental unit or other entity.

     "UCC" shall mean the Uniform Commercial Code- Secured Transactions of Georgia (OCGA Art. 11-9), as in effect on the date hereof.

     1.2 UCC TERMS. The terms "accounts", "chattel paper", "in struments", "general intangibles", "inventory," "equipment" and "fixtures", as and when used in the Loan Documents, shall have the same meanings given such terms under the UCC.

     1.3 TERMINOLOGY. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this

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Agreement are for convenience only, and neither limit nor amplify the provisions
of this Agreement, and all references in this Agreement to Articles, Sections, Subsections, paragraphs, clauses, or subclauses shall refer to the corresponding
Article, Section, Subsection, paragraph, clause, subclause of this Agreement, unless specific reference is made to the articles, sections or other subdivisions divisions of, or Exhibit to, another document or instrument. Wherever in this Agreement reference is made to any instrument, agreement or other document, including, without limitation, any of the Loan Documents, such reference shall be understood to mean and include any and all amendments thereto or modifications, restatements, renewals or extensions thereof. Wherever in this
Agreement reference is made to any statute, such reference shall be understood to mean and include any and all amendments thereof and all regulations promulgated pursuant thereto. Whenever any matter set forth herein or in any Loan Document is to be consented to or be satisfactory to Agent, or is to be determined, calculated or approved by Agent, then, unless otherwise expressly set forth herein or in any such Loan Document, such consent, satisfaction, determination, calculation or approval shall be in Agent's sole discretion, exercised in good faith and, where required by law, in a commercially reasonable manner, and shall be conclusive absent manifest error.

     2 SECURITY INTEREST. As security for the payment of all Obligations, Obligor hereby grants to Agent, for the ratable benefit of the Banks, a continuing, general Lien upon and security interest and security title in and to the following described property, wherever located, whether now existing or hereafter acquired or arising, namely: (a) the Accounts Receivable Collateral;
(b) the Inventory Collateral; (c) the Equipment Collateral; (d) the
Intangibles
Collateral; (e) the Balances Collateral; and (f) all products and/or proceeds of any and all of the foregoing, including, without limitation, insurance proceeds.
The Property of Obligor described hereinabove in this Article 2 are herein sometimes collectively called the "Collateral."

     3 REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO ACCOUNTS RECEIVABLE COLLATERAL. With respect to the Accounts Receivable Collateral, Obligor hereby represents, warrants and covenants to Agent as set forth below.

     3.1 BONA FIDE ACCOUNTS. Each item of the Accounts Receivable Collateral arises or will arise under a contract between Obligor and the Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, the Account Debtor.

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     3.2 GOOD TITLE. Obligor has good title to the Accounts Receivable
Collateral free and clear of all liens, security interests and encumbrances thereon other than any Permitted Liens, and no financing statement covering the
Accounts Receivable Collateral is on file in any public office other than any evidencing Permitted Liens.

     3.3 RIGHT TO ASSIGN. Obligor has full right, power and authority to make this assignment of the Accounts Receivable Collateral and hereafter will not pledge, hypothecate, grant a security interest in, sell, assign, transfer, or otherwise dispose of the Accounts Receivable Collateral, or any interest therein.

     3.4 COLLATERAL RESERVE ACCOUNT. Simultaneously herewith, Obligor shall establish and maintain with Agent a Collateral Reserve Account and shall deposit in the Collateral Reserve Account all items of payment received (including, without limitation, cash, checks, drafts, items and other instruments for the payment of money) which it now has or may at any time hereafter receive in full or partial payment for the Inventory Collateral or otherwise as proceeds of the
Accounts Receivable Collateral. All collected balances in the Collateral
Reserve
Account shall be applied by Agent on a daily basis in payment of amounts outstanding under the Obligations (first to interest, then to principal) then due and payable. Obligor shall not be entitled to draw on the Collateral Reserve
Account without the prior written consent of Agent; provided, however, that, at any time during which collected balances exist in the Collateral Reserve Account, if there are no amounts outstanding under the Obligations, and provided that no Default Condition or Event of Default is in existence, Obligor may withdraw such collected balances, or any portion thereof, therefrom. Upon the occurrence of an Event of Default, the Agent may, additionally, at any time in its sole discretion, require that the Obligor obtain a lockbox with the Agent and direct Account Debtors to make payments on the Accounts Receivable Collateral, or portions thereof, to the lockbox or directly payable to the order of the Agent, and the Account Debtors are hereby authorized and directed to do so by Obligor upon Agent's direction, and the funds so received shall be also deposited in the Collateral Reserve Account and applied as aforesaid. In addition, after the occurrence of an Event of Default, the Obligor shall transfer and deliver to the Agent all such items of payment which it now has or may at any time hereafter receive in full or partial payment for the Inventory Collateral or otherwise as proceeds of the Accounts Receivable Collateral and, pending such transfer and delivery to the Agent, Obligor shall be deemed to hold same in trust for the benefit of Agent.

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     3.5 TRADE STYLES. Except as may be set forth on Exhibit A hereto, Obligor uses no trade names or trade styles in its business operations (herein, "Trade Styles"), and Obligor covenants with Agent not to use any Trade Styles in its business operations hereafter, except as so specified on Exhibit A prior to having given Agent at least thirty (30) days prior written notice thereof. In any event, to the extent that, now or hereafter, Obligor uses any Trade
Styles,
Obligor hereby certifies and agrees with Agent that: (i) all of the accounts receivable and proceeds thereof arising out of sales under the Trade Styles shall be the property of, and belong to, Obligor; (ii) each of the Trade
Styles
is a trade name and trade style (and not an independent corporation or other legal entity) by which Obligor identifies and sells certain of its products or services and under which it may conduct a portion of its business; (iii) all accounts receivable, proceeds thereof, and returned merchandise which arise from the sale of products invoiced under the names of any of the Trade Styles shall be owned solely by Obligor and shall be subject to the terms of this Agreement as they relate to Accounts Receivable Collateral; and (iv) Obligor hereby appoints Agent as its attorney-in-fact to file such certificates disclosing Obligor's use of the Trade Styles and to take such other actions on its behalf as are necessary to comply with the statutes of any states relating to the use of fictitious or assumed business names, to the extent that borrower fails to do so.

     3.6 POWER OF ATTORNEY. Obligor irrevocably designates and appoints Agent its true and lawful attorney either in the name of Agent or in the name of Obligor to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittances for any and all sums owing or which may become due upon any items of the Inventory Collateral or the Accounts Receivable Collateral and, in connection therewith, to take any and all actions as Agent may deem necessary or desirable in order to realize upon the Inventory Collateral and the Accounts Receivable Collateral, including, without limitation, power to endorse in the name of Obligor, any checks, drafts, notes or other instruments received in payment of or on account of the Inventory Collateral or the Accounts Receivable Collateral, but Agent shall not be under any duty to exercise any such authority or power or in any way be responsible for the collection of the Inventory Collateral or the Accounts Receivable Collateral.

     4 REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO INVENTORY COLLATERAL. With respect to the Inventory Collateral, Obligor hereby represents, warrants and covenants to Agent as set forth below:

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     4.1 SALE OF INVENTORY COLLATERAL. Obligor will not sell, lease, exchange, or otherwise dispose of any of the Inventory Collateral without the prior written consent of Agent, except in the ordinary course of business for cash or on open account or on terms of payment ordinarily extended to its customers. Upon the sale, exchange or other disposition of the Inventory Collateral, the security interest and lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, accounts, contract rights, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts and cash or noncash proceeds, and in the event of any unauthorized sale, shall continue in the Inventory Collateral itself.

     4.2 INSURANCE. Obligor agrees that it will obtain and maintain insurance on the Inventory Collateral with such companies, in such amounts and against such risks as Agent may request, with loss payable to Agent as its interests may appear. Such insurance shall not be cancellable by Obligor, unless with the prior written consent of Agent, or by Obligor's insurer, unless with at least ten (10) days advance written notice to Agent.

     4.3 GOOD TITLE. Except with respect to any Permitted Liens, Obligor owns the Inventory Collateral free and clear of any prior security interest, lien or encumbrance, and no financing statements or other evidences of the grant of a security interest respecting the Inventory Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Liens.

     4.4 RIGHT TO GRANT SECURITY INTEREST. Obligor has the right to grant a security interest in the Inventory Collateral. Obligor will pay all taxes and other charges against the Inventory Collateral, and Obligor will not use the Inventory Collateral illegally or allow the Inventory Collateral to be encumbered except for the security interest in favor of Agent granted herein and except for any Permitted Liens.

     4.5 LOCATION OF INVENTORY COLLATERAL. Obligor hereby represents and warrants to Agent that, as of the date hereof, the Inventory Collateral of Obligor is situated only at one or more of the Collateral Locations and Obligor covenants with Agent not to locate the Inventory Collateral at any location other than a Collateral Location without at least thirty (30) days prior written notice to Agent.

     4.6 RETURNS OF INVENTORY COLLATERAL. Obligor agrees (i) to notify the Agent in writing of any return of Inventory Collateral by Obligor to

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any distributor with a value in excess of $1,000,000; and (ii) without the prior
written consent of the Agent and the Banks that it shall not return Inventory Collateral to any distributor with a value in excess of $ 2,000,000 in the aggregate in any Fiscal Year. The "value" of Inventory Collateral in this
Section 4.6 shall mean the purchase price paid to the relevant distributor therefor.

     5 REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO EQUIPMENT COLLATERAL. With respect to the Equipment Collateral, Obligor hereby represents, warrants and covenants to Agent as set forth below:

     5.1 SALE OF EQUIPMENT COLLATERAL. Obligor will not sell, lease, exchange, or otherwise dispose of any of the Equipment Collateral without the prior written consent of Agent; provided, however, that, with notice to, but without the necessity of consent of, Agent, from time to time hereafter, in the ordinary course of Obligor's business, Obligor may sell, exchange or otherwise dispose of portions of its Equipment Collateral which are obsolete, worn-out or unsuitable for continued use by Obligor if such Equipment Collateral is replaced promptly upon its disposition with equipment constituting Equipment Collateral having a market value equal to or greater than the Equipment Collateral so disposed of and in which Agent shall obtain and have a first priority security interest pursuant hereto.

     5.2 INSURANCE. Obligor agrees that it will obtain and maintain insurance on the Equipment Collateral with such companies and in such amounts and against such risks as Agent may reasonably request, with loss payable to Agent as its interests may appear. Such insurance shall not be cancellable by Obligor, unless with the prior written consent of Agent, or by Obligor's insurer, unless with at least ten (10) days advance written notice to Agent.

     5.3 GOOD TITLE. Obligor owns the Equipment Collateral free and clear of any prior security interest, lien or encumbrance thereon other than with respect to any Permitted Liens and no financing statements or other evidences of the grant of a security interest respecting the Equipment Collateral exist on the public records as of the date hereof other than any evidencing any Permitted Liens.

     5.4 RIGHT TO GRANT SECURITY INTEREST. Obligor has the right to grant a security interest in the Equipment Collateral. Obligor will pay all taxes and other charges against the Equipment Collateral, Obligor will not use the Equipment Collateral illegally or allow the Equipment Collateral to be encumbered except for the security interest in favor of Agent granted herein and except for any Permitted Liens.

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     5.5 LOCATION. As of the date hereof, the Equipment Collateral is located only at one or more of the Collateral Locations and, hereafter, Obligor covenants with Agent not to locate Equipment Collateral at any location other than a Collateral Location without at least thirty (30) days written notice to Agent.

     6 REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO BALANCES COLLATERAL. With respect to the Balances Collateral, Obligor hereby represents, warrants and covenants to Agent as set forth below:

     6.1 OWNERSHIP. Obligor owns the Balances Collateral free and clear of any liens, mortgages, security interests or encumbrances thereon, except for any Permitted Liens.

     6.2 REMEDIES. In addition to such other rights and remedies with respect to the Balances Collateral as may exist from time to time hereafter in favor of Agent, whether by way of set-off, banker's lien, consensual security interest or otherwise, upon the occurrence and during the continuation of any Event of Default hereunder, Agent may charge any part or all of the obligations of Agent to Obligor represented by items constituting the Balances Collateral in the possession and control of Agent against the Obligations, without the prior notice to or demand upon Obligor.

     6.3 LIENS. Hereafter, Obligor will not incur, create or suffer to exist any lien, security interest or encumbrance upon the Balances Collateral, except for
Permitted Liens, or sell, convey, hypothecate, pledge or assign its right, title or interest therein, without the prior written consent of Agent thereto.

     7 REPRESENTATIONS, WARRANTIES AND COVENANTS APPLICABLE TO INTANGIBLES COLLATERAL. With respect to the Intangibles Collateral, each Obligor hereby represents, warrants and covenants to Agent as set forth below:

     7.1 OWNERSHIP. Obligor owns the Intangibles Collateral free and clear of any liens, mortgages, security interests or encumbrances thereon other than with respect to any Permitted Liens and no financing statements or other evidences of the grant of a security interest respecting the Intangibles Collateral exist on the public records as of the date hereof other than any evidencing any Permitted
Liens.

     7.2 LIENS. Hereafter, Obligor will not incur, create or suffer to exist any lien, security interest or encumbrance upon the Intangibles

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Collateral except for the security interest granted herein and except for any
Permitted Liens or sell, convey, hypothecate, pledge or assign its right, title or interest therein.

     7.3 PRESERVATION. Hereafter, Obligor will take all necessary and appropriate measures to obtain, maintain, protect and preserve the Intangibles Collateral including, without limitation, registration thereof with the appropriate state or federal governmental agency or department.

     8 REMEDIES. Upon the acceleration of any of the Obligations, Agent shall thereupon have the rights and remedies of a secured party under the UCC in effect on date thereof (regardless of whether the same has been enacted in the jurisdiction where the rights or remedies are asserted), including, without limitation, the right to take possession of any of the Collateral or the proceeds thereof, to sell or otherwise dispose of the same, to apply the proceeds therefrom to any of the Obligations in such order as Agent, in its sole discretion, may elect. Agent shall give Obligor written notice of the time and place of any public sale of the Collateral or the time after which any other intended disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is given to Obligor at least ten
(10) days before such disposition. Expenses of retaking, holding, insuring, preserving, protecting, preparing for sale or selling or the like with respect to the Collateral shall include, in any event, reasonable attorneys' fees and other legally recoverable collection expenses, all of which shall constitute Obligations.

     8.1 REPOSSESSION OF THE COLLATERAL. Agent may take the Collateral or any portion thereof into its possession, by such means (without breach of the peace) and through agents or otherwise as it may elect (and, in connection therewith, demand that Obligor assemble the Collateral at a place or places and in such manner as Agent shall prescribe), and sell, lease or otherwise dispose of the Collateral or any portion thereof in its then condition or following any commercially reasonable preparation or processing, which disposition may be by public or private proceedings, by one or more contracts, as a unit or in parcels, at any time and place and on any terms, so long as the same are commercially reasonable and Obligor hereby waives all rights which Obligor has or may have under and by virtue of OCGA Ch. 44-14, including, without limitation, the right of Obligor to notice and to a judicial hearing prior to seizure of any Collateral by Agent.

     8.2 OTHER REMEDIES. Unless and except to the extent expressly provided for to the contrary herein, the rights of Agent specified

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herein shall be in addition to, and not in limitation of, Agent's rights under the UCC, as amended from time to time, or any other statute or rule of law or equity, or under any other provision of any of the Loan Documents, or under the provisions of any other document, instrument or other writing executed by Obligor or any third party in favor of Agent, all of which may be exercised successively or concurrently.

     9     MISCELLANEOUS.

     9.1 WAIVER. Each and every right granted to Agent under this Agreement or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of Agent to exercise, and no delay in exercising, any right shall operate as a waiver thereof, nor shall any single or partial exercise by Agent of any right preclude any other or future exercise thereof or the exercise of any other right. No waiver by Agent of any Default or
Event of Default shall constitute a waiver of any subsequent Default or Event of
Default.

     9.2 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     9.3 SURVIVAL. All representations, warranties and covenants made herein shall survive the execution and delivery hereof and thereof. The terms and provisions of this Agreement shall continue in full force and effect, until all of the Obligations have been paid in full and Agent has terminated this Agreement in writing.

     9.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement.

     9.5 REIMBURSEMENT. Obligor shall pay to Agent on demand all out-of-pocket costs and expenses that Agent pays or actually incurs in connection with the negotiation, preparation, consummation, enforcement and termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' fees and paralegals' fees and disbursements of outside counsel; (b) costs and expenses (including outside attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent or subsequent closing in connection with the Loan Documents and the transactions contemplated

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thereby; (c) costs and expenses of lien and title searches and title insurance;
(d) actual taxes, fees and other charges for recording any deeds to secure debt, deeds of trust, mortgages, filing financing statements and continuations, and other actions to perfect, protect and continue the Lien of Agent in the Collateral; (e) sums paid or incurred to pay for any amount or to take any action required of Obligor under the Loan Documents that Obligor fails to pay or take; (f) costs of appraisals, inspections, field audits and verifications of the Collateral, including, without limitation, costs of travel, for inspections of the Collateral and Obligor's operations by Agent; (g) costs and expenses of preserving and protecting the Collateral; and (h) after an Event of Default, costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Obligations, enforce the Lien in the collateral, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents or to defend any claim made or threatened against lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid to Obligor. In the event Obligor becomes a debtor under the Bankruptcy Code, Agent's secured claim in such case shall include interest on the Obligations and all fees, costs and charges provided for herein (including, without limitation, reasonable attorneys' fees actually incurred) all for the extent allowed by the Bankruptcy
Code.

     9.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto and thereto.

     9.7 SEVERABILITY. If any provision of this Agreement or the application thereof to any party thereto or circumstances shall be invalid or unenforceable to any extent, the remainder hereof and the application of such provisions to any other party thereto or circumstance shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     9.8 NOTICES. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when given or made in accordance with Section 10.01 of the Credit Agreement.

     9.9 TIME OF ESSENCE. Time is of the essence in this Agreement.

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     9.10 INTERPRETATION. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

     9.11 JURISDICTION. OBLIGOR AGREES THAT ANY LEGAL ACTION OR PROCEEDING
WITH
RESPECT TO THIS AGREEMENT OR ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF GEORGIA OR THE UNITED STATES OF AMERICA FOR THE NORTHERN DISTRICT OF GEORGIA, ATLANTA DIVISION, ALL AS AGENT MAY ELECT. BY EXECUTION OF THIS AGREEMENT, OBLIGOR HEREBY SUBMITS TO EACH SUCH JURISDICTION, HEREBY EXPRESSLY WAIVING WHATEVER RIGHTS MAY CORRESPOND TO IT BY REASON OF ITS PRESENT OR FUTURE
DOMICILE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF AGENT TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST OBLIGOR IN ANY OTHER JURISDICTION OR TO
SERVE PROCESS IN ANY MANNER PERMITTED OR REQUIRED BY LAW.

     9.12 CURE OF DEFAULTS BY AGENT. If, hereafter, Obligor defaults in the performance of any duty or obligation to Agent or the Banks hereunder, Agent may, at its option, but without obligation, cure such default and any costs, fees and expenses incurred by Agent in connection therewith including, without limitation, for the purchase of insurance, the payment of taxes and the removal or settlement of liens and claims, shall be a part of the Obligations and payable upon demand.

     9.13 RECITALS. All recitals contained herein are hereby incorporated by reference into this Agreement and made part thereof.

     9.14 ATTORNEY-IN-FACT. Obligor hereby designates, appoints and empowers Agent irrevocably as its attorney-in-fact, at Obligor's cost and expense, to do in the name of Obligor any and all actions which Agent may deem necessary or advisable to carry out the terms of this Agreement upon the failure, refusal or inability of Obligor to do so and Obligor hereby agrees to indemnify and hold Agent harmless from any costs, damages, expenses or liabilities arising against or incurred by Agent in connection therewith.

     9.15 JURY TRIAL WAIVER. OBLIGOR AND AGENT HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, OBLIGATIONS OR THE COLLATERAL.

     9.16 PLACE(S) OF BUSINESS; FEDERAL IDENTIFICATION NUMBER. The Obligor represents and warrants that set forth on Exhibit A attached hereto are (i) the address of the Obligor's chief executive offices,

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(ii) each of its places of business, (iii) each place where the Collateral or any books or records relating thereto, and (iv) its Federal Identification number.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and Obligor has caused its seal to be affixed hereto, as of the day and year first above written.

                                     "AGENT"

                                    WACHOVIA BANK, N.A.

                                    By:_____________________________
                                          [Name/Title]

                                    "OBLIGOR"

                                    SED INTERNATIONAL, INC.             (SEAL)

                                    By:_____________________________
                                          [Name], President

                                    Attest:_________________________
                                          [Name], Secretary

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EXHIBIT N

                       FORM OF FINOVA INTERCREDITOR AGREEMENT

                               INTERCREDITOR AGREEMENT

      THIS INTERCREDITOR AGREEMENT (this "Agreement") is made as of _________________________, 1999, by and among WACHOVIA BANK, N.A., as agent for
itself and the other "Banks" party to the Credit Agreement (defined below)
(the
"Agent"); FINOVA CAPITAL CORPORATION ("FINOVA"); and SED INTERNATIONAL, INC. (the "Debtor").

                                     WITNESSETH

      In order to induce the Agent and the Banks to enter into the Credit Agreement, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

      SECTION     1.1

      As used in this Agreement, the term:

      "Bank Indebtedness" means all indebtedness, liabilities and obligations of the Debtor and SED International Holdings, Inc. to the Agent and the Banks of every kind and nature whatsoever, whether now existing or hereafter arising or created at any time under or pursuant to the Credit Agreement and the Bank Loan
Documents.

      "Bank Loan Documents" means the collective reference to the Credit Agreement, and each and every note, instrument, security agreement, pledge agreement, guaranty agreement, mortgage, deed of trust, loan agreement, hypothecation agreement, indemnity agreement, letter of credit application, assignment, or any other document (whether similar or dissimilar to any of the foregoing) previously, simultaneously or hereafter executed and delivered by the
Debtor, SED International Holdings, Inc. or any other Person, singly or jointly with another Person or Persons, in connection with any of the Bank Indebtedness.

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      "Bank Priority Collateral" means all assets of the Debtor now owned or hereafter acquired, including all collateral security granted in favor of the Agent for the benefit of the Banks pursuant to the Bank Loan Documents, excluding therefrom, however, the FINOVA Priority Collateral.

      "Bankruptcy Code" means The Bankruptcy Code of 1978, as amended from time to time (11 U.S.C. Sections 101 et seq.), and any replacement or successor act which has a substantially similar purpose.

      "Credit Agreement" means that certain Second Amended and Restated Credit Agreement dated as of even date herewith among the Agent, the Banks, the Debtor and SED International Holdings, Inc., as the same may be amended or otherwise modified from time to time.

      "FINOVA Indebtedness" means all indebtedness, liabilities and obligations of the Debtor to FINOVA of every kind and nature whatsoever, whether now existing or hereafter arising or created at any time under the FINOVA Loan Agreement and the FINOVA Loan Documents.

      "FINOVA Loan Agreement" means that certain Dealer Loan and Security Agreement dated as of January 13, 1999 between FINOVA and the Debtor, as the same may be amended or otherwise modified from time to time.

      "FINOVA Loan Documents" means the collective reference to the FINOVA
Loan
Agreement, and each and every note, instrument, security agreement, pledge agreement, guaranty agreement, mortgage, mortgage, deed of trust, loan agreement, hypothecation agreement, indemnity agree ment, letter of credit application, assignment, or any other document (whether similar or dissimilar to any of the foregoing) previously, simultaneously or hereafter executed and delivered by any of the Debtor or any other Person, singly or jointly with another Person or Persons, in connection with any of the FINOVA Indebtedness.

      "FINOVA Priority Collateral" means all of the following assets of the Debtor, whether now owned or hereafter acquired: (i) all inventory and equipment manufactured or sold by or bearing the trademarks or tradenames of FINOVA Vendors; and all parts, accessories, accessions, exchanges, substitutions, replacements, reclaimed units, returns and repossessions thereof, and all editions and attachments thereto, and all documents of title arising therefrom;
(ii) all price protection payments, credits, incentive payments, rebates, and refunds which at any time are due to Debtor with respect to or in connection with any inventory and equipment described in (i) above; and (iii) all identifiable cash proceeds received on or before delivery of inventory

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(excluding, however, accounts and proceeds of accounts arising from the sale of
the foregoing by Debtor) of the foregoing and insurance proceeds payable by reason of loss or damage to any of the foregoing.

      "FINOVA Vendors" means Acer America Corporation; Acer Peripherals
America,
Inc.; A-Open America Incorporated; Western Digital Corporation; Super Micro Computer, Inc.; and Epson America, Inc., Lexmark International, Inc., Merisel Americas, Inc., Proview Technology, Inc., Synnex Information Technology, Inc., Tech Data Corporation.

      "Insolvency Proceeding" means any receivership, conservatorship, general meeting of creditors, insolvency or bankruptcy proceeding, assignment for the benefit of creditors, or any proceeding by or against the Debtor for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, including, without limitation, proceedings under the Bankruptcy Code, or under other federal, state or local statute, laws, rules and regulations, all whether now or hereafter in effect.

      "Lien(s)" means any mortgage, deed of trust, deed to secure debt, grant, pledge, security interest, assignment, encumbrance, judgment, financing statement, lien or charge of any kind, whether perfected or unperfected, avoidable or unavoidable, consensual or non-consensual including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction.

      "Person" means an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated association, a government or political subdivision or agency thereof or any other entity.

      "Shared Collateral" means the Bank Priority Collateral and the FINOVA Priority Collateral.

      SECTION 1.2 Other Definitional Provisions. Unless otherwise defined herein, all terms used herein which are defined by the Georgia Uniform Commercial Code shall have the same meanings as assigned to them by the Georgia
Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are

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references to sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to any one or more of the Bank Loan Documents and the FINOVA Loan Documents shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

      2                               ARTICLE

                                 COLLATERAL SECURITY

      SECTION 2.1 Consent to the FINOVA Liens; Consent to Agent Liens. (a)
Upon
(i) the execution and delivery hereof by all of the parties hereto, and the execution and delivery by the Debtor of the Credit Agreement, and (ii) upon the execution and delivery by FINOVA to the Agent of amendments to all UCC financing statements filed by the Debtor in favor of FINOVA whereby pursuant to such amendments reference is made to the subordination of FINOVA's interest in Bank Priority Collateral as provided in this Agreement, the Agent, on behalf of the Banks, hereby consents to the incurrence by the Debtor of the FINOVA Indebtedness and the FINOVA Liens against the FINOVA Priority Collateral and the other Shared Collateral and waives any default or event of default caused thereby under the Bank Loan Documents; provided, however, in no event shall such consent extend to any amendment or other modification to the FINOVA Loan Documents which increases the FINOVA Indebtedness at any time outstanding (i) in excess of $15,000,000, or (ii) in excess of $17,000,000, so long as the Agent shall have received written notice thereof from the Debtor 5 business days prior to any such increase above $15,000,000 under this clause (ii).

      (b) Upon (i) the execution and delivery hereof by all of the parties hereto and subject to the terms hereof, and (ii) upon the execution and delivery by the Agent to FINOVA of amendments to all UCC financing statements filed by the Debtor in favor of the Agent whereby pursuant to such amendments reference is made to the subordination of the Agent's interest in the FINOVA Priority Collateral as provided in this Agreement, FINOVA hereby consents to the incurrence by the Debtor of the Agent's Liens against the Bank Priority Collateral and the other Shared Collateral.

      SECTION 2.2 Bank Priority Collateral. (a) FINOVA hereby subordinates the Lien and priority of FINOVA's existing and future Liens and other interests, if any, in and to the Bank Priority Collateral to

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the interests of the Agent and the Banks therein notwithstanding the time of attachment of the interests of the Agent or FINOVA or the time the Bank Indebtedness or the FINOVA Indebtedness is incurred. The Lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the Bank Indebtedness or the FINOVA Indebtedness, nor by any action or inaction which either the Agent or the Banks or FINOVA may take or fail to take in respect of any collateral security held by them, except as otherwise provided above in this subsection. Notwithstanding anything to the contrary contained in this Agreement, under applicable law or otherwise, in the event that the Liens of the Agent are at any time unperfected with respect to any or all of the Bank Priority Collateral or the other Shared Collateral, the lack of perfection by the Agent as to the Bank Priority Collateral or the other
Shared Collateral shall not affect the validity, enforceability or priority of any Lien of FINOVA against the Bank Priority Collateral or the other Shared Collateral. In any such event, the Liens of FINOVA shall have priority over any and all other Liens in favor of any third party with respect to the Bank Priority Collateral and the other Shared Collateral (including, but not limited to any trustee under the Bankruptcy Code), FINOVA shall be, and is hereby constituted, as the Agent's agent and bailee for purposes of perfection of the Liens of the Agent in the Bank Priority Collateral and the other Shared Collateral such that the Lien in favor of FINOVA shall be held by FINOVA for the benefit of the Agent and FINOVA and the proceeds of any disposition of the Bank
Priority Collateral and the other Shared Collateral shall be and are in all respects subject to the priorities and rights of payment and satisfaction as provided in this Agreement, respectively, for the Agent and FINOVA.

      (b) Until the Bank Indebtedness has been fully and indefeasibly paid in cash and there exists no agreement between the Debtor and SED International Holdings, Inc. and the Agent and the Banks under which the Banks are required to or may make loans or provide other financial accommodations, FINOVA shall not, without the prior written consent of the Agent, sue for, liquidate, sell, foreclose, set off against, collect, accept a surrender, receive any proceeds, petition, or commence any other action against the Bank Priority Collateral. In the event the Agent may from time to time execute releases, partial releases, terminations, reconveyances, subordinations or other documents releasing or otherwise limiting the Agent's interests in the Bank Priority Collateral, FINOVA agrees to execute and deliver at such time such further documents as the Agent may require to effect a corresponding change to FINOVA's position in the Bank Priority Collateral. The Agent and the Banks shall have the exclusive right to exercise and enforce all

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privileges and rights with respect to the Bank Priority Collateral according to
the Agent and the Banks' sole discretion and the exercise of their sole business judgment, subject to applicable law.

      (c) The Agent and the Banks shall not be liable to FINOVA for any error in judgment or for any action taken or omitted to be taken by the Agent or the Banks with respect to the Debtor or the Bank Priority Collateral. In no event and under no circumstances, whether existing before or after this Agreement, shall the Agent or the Banks be deemed to have assumed a fiduciary duty to FINOVA.

      SECTION 2.3 FINOVA Priority Collateral.(a) The Agent hereby subordinates the Lien and priority of the Agent's existing and future Liens and other interests, if any, in and to the FINOVA Priority Collateral to the interests of
FINOVA therein notwithstanding the time of attachment of the interests of FINOVA or the Agent or the time the FINOVA Indebtedness or the Bank Indebtedness is incurred, provided, however, in no event shall such subordination by the Agent extend to Liens securing FINOVA Indebtedness at any time outstanding (i) in excess of $15,000,000, or (ii) in excess of $17,000,000, so long as the Agent shall have received written notice thereof from FINOVA at least 5 business days prior to any such increase above $15,000,000 under this clause (ii), subject to the further limitations thereon set forth in Section 2.1 hereof. The Lien priorities provided in this Section shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of either the FINOVA Indebtedness or the Bank Indebtedness, nor by any action or inaction which either FINOVA or the Banks or the Agent may take or fail to take in respect of any collateral security held by them, except as otherwise provided above in this subsection. Notwithstanding anything to the contrary contained in this Agreement, under applicable law or otherwise, in the event that the Liens of FINOVA are at any time unperfected with respect to any or all of the FINOVA Priority Collateral or the Shared Collateral, the lack of perfection by FINOVA as to the FINOVA Priority Collateral or the other Shared Collateral shall not affect the validity, enforceability or priority of any Lien of the Agent against the FINOVA Priority Collateral or the other Shared Collateral. In any such event, the Liens of the Agent shall have priority over any and all other Liens in favor of any third party with respect to the FINOVA Priority Collateral and the other Shared Collateral (including, but not limited to any trustee under the Bankruptcy Code), the Agent shall be, and is hereby constituted, as FINOVA's agent and bailee for purposes of perfection of the Liens of FINOVA in the FINOVA Priority Collateral and the other Shared Collateral such that the Lien in favor of the Agent shall be held by the Agent for the benefit of FINOVA and

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the Agent and the proceeds of any disposition of the FINOVA Priority
Collateral
and the other Shared Collateral shall be and are in all respects subject to the priorities and rights of payment and satisfaction as provided in this Agreement, respectively, for FINOVA and the Agent.

      (b) Until the FINOVA Indebtedness has been fully and indefeasibly paid in cash and there exists no agreement between the Debtor and

FINOVA

under which FINOVA is required to or may make loans or provide other financial accommodations, the Agent shall not, without the prior written consent of FINOVA, sue for, liquidate, sell, foreclose, set off against, collect, accept a surrender, receive any proceeds, petition, or commence any other action against the FINOVA Priority Collateral. In the event FINOVA may from time to time execute releases, partial releases, terminations, reconveyances, subordinations or other documents releasing or otherwise limiting FINOVA's interests in the FINOVA Priority Collateral, the Agent agrees to execute and deliver at such time such further documents as FINOVA may require to effect a corresponding change to the Agent's position in the FINOVA Priority Collateral. FINOVA shall have the exclusive right to exercise and enforce all privileges and rights with respect to the FINOVA Priority Collateral according to FINOVA's sole discretion and the exercise of its sole business judgment, subject to applicable law.

      (c) FINOVA shall not be liable to the Agent or the Banks for any error in judgment or for any action taken or omitted to be taken by FINOVA with respect to the Debtor or the FINOVA Priority Collateral. In no event and under no circumstances, whether existing before or after this Agreement, shall FINOVA be deemed to have assumed a fiduciary duty to the Agent or the Banks.

      SECTION 2.4 Further Assurances. FINOVA, the Agent and the Debtor agree they shall promptly execute such further documents and acknowledgments as FINOVA and Agent may reasonably require to confirm or evidence their respective obligations and rights under this Agreement.

      3                               ARTICLE

                             DISTRIBUTIONS AND RECEIPTS

      SECTION 3.1 Distributions, etc.In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Debtor or the proceeds thereof to creditors of the Debtor or to any indebtedness, liabilities and obligations of the Debtor, by

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reason of the liquidation, dissolution or other winding up of the Debtor or
Debtor's business, or in the event of any sale or Insolvency Proceedings with respect to the Debtor or its assets, then in any such event, any payment, distribution or benefit of any kind whatsoever or character, either in cash, securities or other property, which shall be payable, deliverable or receivable upon or with respect to all or any part of the Debtor's assets shall be paid or delivered directly to the Agent or FINOVA in accordance with their respective rights thereto as set forth in this Agreement for application to, respectively, the Bank Indebtedness or the FINOVA Indebtedness (whether due or not due and in such order and manner, respectively, as the Agent or FINOVA may elect; and including, without limitation any interest accruing subsequent to the commencement of any such event or Insolvency Proceedings) until, respectively, the Bank Indebtedness and the FINOVA Indebtedness shall have been fully and indefeasibly paid in cash and satisfied (and any commitments of the Banks with respect thereto terminated). Should any payment or distribution not permitted by the provisions of this Agreement or property or proceeds thereof be received by
FINOVA or the Agent upon or with respect to all or any part of the Bank
Priority
Collateral or FINOVA Priority Collateral prior to the full payment and satisfaction, respectively, of the Bank Indebtedness or the FINOVA Indebtedness
(and any commitments of the Banks with respect thereto terminated), the Agent and FINOVA will deliver the same to the other in precisely the form received (except for the non-recourse endorsement or assignment of the Agent or FINOVA when the other deems appropriate), for application, respectively, to the Bank Indebtedness or the FINOVA Indebtedness (whether due or not due and in such order and manner, respectively, as the Agent or FINOVA may elect; and including, without limitation any interest accruing subsequent to the commencement of any such event or Insolvency Proceedings), and, until so delivered, the same shall be held in trust by the Agent and FINOVA as property of the other. In the event of the failure of FINOVA or the Agent to make any such endorsement or assignment, FINOVA and the Agent, or any of their respective officers or employees on behalf of FINOVA or the Agent, is hereby irrevocably authorized in its own name or in the respective name of the Agent and FINOVA to make the same, and is hereby appointed the other's attorney-in-fact solely for those purposes, that appointment being coupled with an interest and irrevocable.

      4                               ARTICLE

                                ADDITIONAL AGREEMENTS

      SECTION     4.1         Consents, Waivers, etc.  Except as provided in
Section 2.1 above, each of the Agent and FINOVA hereby consents that at

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any time and from time to time and with or without consideration, the Agent
and
FINOVA may, respectively, without further consent of or notice (except for notice as required by applicable law) to the other and without in any manner affecting, impairing, lessening or releasing any of the provisions of this Agreement, renew, extend, change the manner, time, place and terms of payment of, sell, exchange, release, substi tute, surrender, realize upon, modify, waive, grant indulgences with respect to and otherwise deal with in any manner:
(a) all or any part of the Bank Indebtedness or the FINOVA Indebtedness; (b) all or any of the Bank Loan Documents or the FINOVA Loan Documents; (c) all or any part of any property at any time by the Agent included within the Bank Priority
Collateral, or all or any part of any property at any time by FINOVA included within FINOVA Priority Collateral; and (d) any Person at any time primarily or secondarily liable for all or any part of, respectively, the Bank Indebtedness, the FINOVA Indebtedness and/or any collateral and security therefor, all as if this Agreement did not exist. FINOVA hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the Bank Indebtedness and/or the Bank Priority Collateral, notice of acceptance of this Agreement, notice of the making of any of the Bank Indebtedness and notice of default under any of the Bank Loan Documents. The Agent hereby waives demand, presentment for payment, protest, notice of dishonor and of protest with respect to the FINOVA Indebtedness and/or FINOVA Priority Collateral, notice of acceptance of this Agreement, notice of the making of any of the FINOVA Indebtedness and notice of default under any of the FINOVA Loan Documents.

      SECTION 4.2 Continuing Agreement. This is a continuing agreement until all of the Bank Indebtedness and the FINOVA Indebtedness has been fully and indefeasibly paid in cash.

      SECTION 4.3 No Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the Agent, the Banks and FINOVA, their respective successors and assigns, and there are no other parties or Persons whatsoever (including, without limitation, the Debtor, its successors and assigns) who are intended to be benefitted in any manner whatsoever by this Agreement.

      SECTION 4.4 Notice of Defaults. The Debtor agrees that it shall, promptly upon receipt from FINOVA but in no event later than 5 business days after such receipt, send a copy to the Agent of any written notice of a default or event of default received by the Debtor from FINOVA under the FINOVA Loan Documents. The
Debtor agrees that it shall, promptly upon receipt from the Agent but in no event later than 5 business days after such receipt, send a copy to FINOVA of any written

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notice of a default or event of default received by the Debtor from the Agent under the Bank Loan Documents.

      5                               ARTICLE

                                    MISCELLANEOUS

      SECTION 5.1 Further Advances. Nothing herein contained shall obligate the
Agent or the Banks, or FINOVA, to grant credit to, or continue financing arrangements with, the Debtor.

      SECTION 5.2 Delay in Enforcement, etc. No delay or failure on the part of the Agent or FINOVA to exercise any of their respective rights or remedies hereunder or now or hereafter existing at law or in equity or by statute or otherwise, or any partial or single exercise thereof, shall constitute a waiver thereof. All such rights and remedies are cumulative and may be exercised singly or concurrently and the exercise of any one or more of them will not be a waiver of any other. No waiver of any of their rights and remedies hereunder, and no modification or amendment of this Agreement shall be deemed to be made by the parties hereto unless the same shall be in writing, duly signed on behalf of the respective parties, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights and remedies of the Agent or FINOVA hereunder in any other respect at any other time.

      SECTION 5.3 Successors and Assigns. This Agreement shall be binding upon the Agent, FINOVA and the Debtor and the Agent's, FINOVA's and the Debtor's respective successors and assigns.

      SECTION 5.4 Headings. The titles and headings of Articles, sections or other parts of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof.

      SECTION 5.5 Governing Law and Submission to Jurisdiction. This Agreement shall be governed and construed in accordance with the laws of the State of Georgia. Each of the parties hereto agrees that the Federal District Court of the Northern District of Georgia or any state court located in Fulton County, Georgia shall have jurisdiction to hear and determine any claims or disputes between or among the parties to this Agreement. Each of the parties hereto expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced in such courts.

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      SECTION 5.6 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when delivered by hand, or three (3) days after the date when deposited in the mail, postage prepaid by registered or certified mail, return receipt requested, or, in the case of telegraphic notice, when delivered to the telegraphic company and when properly transmitted, or, when sent by overnight courier, on the first business day after the day when delivered to such overnight courier. All such notices shall be ad dressed to the Agent, the Debtor and FINOVA as set forth below the signature lines to this Agreement, or to such other address as may be hereafter designated by notice by one party to the other.

      IN WITNESS THEREOF, the signatures and seals of the Agent, FINOVA and of the Debtor are subscribed to this Agreement as of the date first written above.

WITNESS:                                  WACHOVIA BANK, N.A., as Agent

_________________________           By:_____________________(SEAL)
                                             Name:

Agent Address:                         Title:
191 Peachtree Street
30th Floor

Atlanta, GA  30303

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WITNESS:                                  FINOVA CAPITAL CORPORATION

_________________________           By:_____________________(SEAL)
                                             Name:

FINOVA Address:                       Title:
Attention: Pat Smith, VP Credit
1060 1st Avenue

Suite 100
King of Prussia, PA  19406

WITNESS:                                  SED INTERNATIONAL, INC.

_________________________           By:_____________________(SEAL)
                                             Name:

Debtor Address:                       Title:
4916 North Royal Atlanta Drive

Tucker, GA  30084

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EXHIBIT O

                             FORM OF SUBSIDIARY GUARANTY

                                      GUARANTY

            THIS GUARANTY (this "Guaranty") is made as of ,

199 , by , a corporation (the "Guarantor") in favor of the Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

                                 W I T N E S S E T H

            WHEREAS, SED INTERNATIONAL HOLDINGS, INC. and SED INTERNATIONAL, INC., jointly and severally, (the "Borrowers") and WACHOVIA BANK, N.A., as Agent
(the "Agent"), and certain other Banks from time to time party thereto have entered into a certain Second Amended and Restated Credit Agreement dated as of
, 1999 (as it may be amended or modified further from time to time, the "Credit
Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrowers for the benefit of the Guarantor;

            WHEREAS, it is required by Section 4.01(l) of the Credit Agreement, that the Guarantor execute and deliver this Guaranty whereby the Guarantor shall guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrowers under the Credit Agreement, the Notes and the other Loan Documents; and

            WHEREAS, in consideration of the financial and other support that the Borrowers have provided, and such financial and other support as the Borrowers may in the future provide, to Guarantor, whether directly or indirectly, and in order to induce the Banks and the Agent to enter into the Credit Agreement, the Guarantor is willing to guarantee the obligations of the Borrowers under the Credit Agreement, the Notes, and the other Loan Documents;

            NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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            SECTION 1.  Definitions.  Terms defined in the Credit
Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

            SECTION 2. Representations and Warranties. The Guarantor incorporates herein by reference as fully as if set forth herein all of the representations and warranties pertaining to a Subsidiary contained in Article V of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantor upon each Borrowing under the Credit Agreement.

            SECTION 3. Covenants. The Guarantor covenants that, so long as any Bank has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, that the Guarantor will fully comply with those covenants pertaining to a Subsidiary contained in Article VI of the Credit Agreement.

            SECTION 4. The Guaranty. The Guarantor hereby unconditionally guarantees the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrowers pursuant to the Credit Agreement, and the full and punctual payment of all other Obligations (defined in the Credit Agreement) (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrowers to pay punctually any such amount, the Guarantor agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be. Notwithstanding the foregoing, the Guarantor shall not have any liability hereunder for an amount in excess of the greater of: (A) (i) the sum of (x) the aggregate principal amount of all loans, advances and other financial accommodations made to the Guarantor by the Borrowers, directly or indirectly, both prior to and after the date hereof, less (y) all amounts repaid by the Guarantor thereon; plus (ii) interest on the amount determined under clause (i) from the date due until the date paid at the Default Rate; plus (iii) all costs of collection, including reasonable attorneys fees; and (B) the maximum amount of liability which could be asserted against the Guarantor hereunder without (i) rendering the Guarantor "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving the Guarantor with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or
Section 5 of the UFCA or

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(iii) leaving such Contributing Party unable to pay its debts as they become due
within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA, or (iv) rendering the obligation of the Guarantor hereunder avoidable under any other applicable state statute pertaining to fraudulent transfers.

            SECTION 5. Guaranty Unconditional. The obligations of the Guarantor hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                 (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrowers under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the
Guaranteed
     Obligations;

                 (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other

     Loan Document;

                 (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrowers under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                 (iv) any change in the corporate existence, structure or ownership of the Borrowers or any other guarantor of any of the
Guaranteed
     Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrowers, or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge
     of any obligation of the Borrowers, or any other guarantor of any of the Guaranteed Obligations;

                 (v) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Borrowers, any other guarantor of any of the Guaranteed Obligations, the Agent, any Bank or
any
     other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent

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     the assertion of any such claim by separate suit or
     compulsory counterclaim;

                 (vi) any invalidity or unenforceability relating to or against the Borrowers, or any other guarantor of any of the Guaranteed
Obligations,
     for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrowers, or any other guarantor
     of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrowers under the Credit Agreement, the Notes, or any other Loan Document; or

                 (vii) any other act or omission to act or delay of any kind by the Borrowers, any other guarantor of the Guaranteed Obligations, the Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantor's obligations hereunder, including
     without limitation, any failure, omission, delay or inability on the part of the Agent or any Bank to enforce, assert or exercise any right power
or
     remedy conferred on the Agent or any Bank under the Credit Agreement or any other Loan Documents.

           SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantor's obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrowers under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrowers or otherwise, the
Guarantor's obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

           SECTION 7. Waiver of Notice by the Guarantor. The Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at

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any time any action be taken by any Person against the Borrowers, any other guarantor of the Guaranteed Obligations, or any other Person.

           SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Borrowers under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrowers, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan
Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent made at the request of the Required Banks.

           SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Agent in accordance with the provisions of Section 10.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 72 hours after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

           SECTION 10. No Waivers. No failure or delay by the Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

           SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantor without the prior written consent of the Agent and the Required

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Banks, and shall be binding upon the Guarantor and its

successors
and permitted assigns.

           SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantor and the Agent with the consent of the Required Banks.

           SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA.

EACH

OF THE GUARANTOR AND THE AGENT HEREBY SUBMITS TO THE

NONEXCLUSIVE

JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE
NORTHERN
DISTRICT OF GEORGIA AND OF ANY GEORGIA STATE COURT SITTING IN
ATLANTA, GEORGIA AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS

ARISING

OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.
THE
GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE
OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTOR AND THE AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT
TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

           SECTION 14. Taxes, etc. All payments required to be made by the Guarantor hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority as required pursuant to the Credit Agreement.

           SECTION 15. Subrogation. Each Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Agent and the Banks and shall forthwith be paid to the Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

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           IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly
executed, under seal, by its authorized officer as of

the date first above written.

                                                        , a
                                    corporation                         (SEAL)

                                    By:
                                       Title:

                                    Attention:
                                    Telecopier number:
                                    Confirmation number:

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                                                                   Schedule
5.08

               Subsidiaries of SED International Holdings, Inc.

Name                                             Jurisdiction of Incorporation

SED International, Inc.                    Georgia

                    Subsidiaries of SED International, Inc.

DOMESTIC SUBSIDIARIES:

Name                                             Jurisdiction of Incorporation

SED Magna (Miami), Inc.                          Delaware

SED Retail, Inc.                                 Georgia

e-store.Com, Inc.                                Georgia

FOREIGN SUBSIDIARIES:

Name                                             Jurisdiction of Incorporation

SED International de

Brasil Distribuidora Ltda.                       Brazil

Intermaco S.R.L.                                 Argentina

SED de Colombia LDTA.                            Colombia

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